--------------------------------------------------------------------------------
Dear Shareholder:
------------------------------

                               [GRAPHIC OMITTED]

The Bad, The Ugly, and The Surprisingly Good

[PHOTO OMITTED]

Frank J. Jones, Ph.D
Chief Investment Officer,
Co-Portfolio Manager
The Guardian Park
Avenue Fund

In retrospect, 1998 turned out to provide surprisingly strong investment returns given the modest expectations going into the year and the various negative events that occurred during the year. Prior to 1998, the U.S. economy had expanded (i.e. had no recession) since April 1991, the third longest post-WWII expansion. Preceding 1998, there were three consecutive years of exceptional stock market performance, with returns on the S&P 500 Index(1) of 37.38%, 23.83%, and 33.28% during 1995, 1996 and 1997, respectively, continuing the bull market which began in September 1990. The 30-year Treasury bond yield declined to 5.93% at the end of 1997.

      Given this preceding strength, few analysts would have been surprised if 1998 experienced the end of the economic expansion, the end of the stock bull market, and a retraction in the bond market. And the

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expectations for the economy, the stock market and the bond market for 1998 would have been even more negative if it had been known that during 1998 there would be an impeachment, the first since 1868; a one-month 14% decline in the S&P 500, the largest monthly decline since October 1987; a devaluation and a default by Russia; a failure and near bankruptcy by the high-profile U.S. hedge fund, Long-Term Capital Management (LTCM); extreme concern about events in Asia and Latin America, particularly Brazil; and uncertainty about the introduction of the Euro.

      Nevertheless, 1998 proved to be another strong year for the economy, the stock market, and the bond market. Specifically, real Gross Domestic Product
(GDP) grew by 3.9% during 1998 and continued the period of economic growth, making this the longest post-WWII peacetime expansion. The S&P 500 increased by 28.58%, resulting in the fourth year in a row with a return over 20%. Finally, the 30-year Treasury bond yield declined to 5.10% at the end of 1998, providing a return of 16.55% on the 30-year Treasury bond and 8.69% on the Lehman Aggregate Bond Index(2) during 1998.

      But observing these economic, stock and bond market averages and concluding that 1998 was simply another uniformly strong year would be akin to concluding that it would be impossible for a man to drown in a lake that averaged only two feet deep. In fact, 1998 was a tumultuous year, marked by extreme volatility and deviations from market averages in individual stock and bond market sectors.

      With respect to the economy, early in the year the Fed was concerned about the strong economy, tight job markets, and the threat of inflation. Late in the year, however, the Fed was concerned about a weak economy, a credit crunch, and deflation. The transition occurred after mid-year when the Fed made a change from a tightening bias at its June 10 Federal Reserve Open Market Committee
(FOMC) meeting to a neutral position at its August 18 meeting and then actually eased rates three times, first at the September 29 meeting and then again on October 15, between FOMC meetings, and finally at the November 17 meeting. Most of the rest of the western countries followed these Fed easings with easings of their own. This shift in Fed policy has been credited with changing economic/financial expectations and averting a more serious outcome for the U.S., western developed countries, and Asia and Latin America.

      Fiscal policy was also constructive during 1998, with a fiscal year 1998 budget surplus of $69 billion, the first federal budget surplus since 1969.

      While the stock and bond markets performed quite well during 1998, there is a question as to whether the "average" stock or bond actually existed. There is a traditional question in the stock market: "Is it a stock market or a market of stocks?" During 1998, it was certainly a market of stocks rather than a stock market. For example, within the Dow Jones Industrial Average (DJIA)(3), Walmart Stores returned 107.9% during 1998, while Boeing Co. returned -34.5%.

      Data on various sectors of the stock market are in the table below.4 With respect to size, while the S&P 500 returned 28.58%, the S&P 100 (the largest stocks in the S&P 500) returned 33.22% and the S&P Small Cap 600 returned -1.33%. In addition, growth stocks outperformed value stocks by remarkable margins. The stunning NASDAQ return was driven by the performance of technology stocks. While technology stocks (particularly their internet subsector) and industrial stocks did quite well, financial and, even more so, transportation stocks performed badly. As a result, small changes in the composition of a mutual fund portfolio could cause significant differences in performance.

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                                  Equities

S&P Indexes                                                1998 Return (%)
S&P 100                                                         33.22
S&P 500                                                         28.58
S&P Mid Cap 400                                                 19.09
S&P Small Cap 600                                               -1.33
S&P Industrial                                                  33.68
S&P Transportation                                              -1.96
S&P Utilities                                                   14.57
S&P Financial                                                   10.97

Other Indexes

Dow Jones Industrial Average                                    18.13
NASDAQ Composite                                                40.20

Russell Indexes                        Overall          Growth            Value
Russell 3000                            23.95            35.02            13.50
Russell Top 200                         33.98            45.09            21.24
Russell 1000                            26.77            38.71            15.63
Russell 2000                            -2.24             1.23            -6.45

      With respect to bonds, it was an "ugly year" for most bond sectors except Treasuries. During October, all "spread products," that is, corporates, mortgage-backed and asset-backed securities and municipals, weakened significantly relative to Treasuries, as investors became extremely averse to credit risk and illiquidity. Investment grade corporates under-performed Treasuries of equivalent maturities by 2.66% during October alone, an event which, before the fact, would have been regarded as virtually impossible. Such spread widening was closely related to the problems experienced by LTCM mentioned above. For 1998 as a whole, Treasuries, which comprise approximately 37% of the Lehman Aggregate Bond Index, were the strongest sector of the bond market, as shown in the table below.

                                  Fixed Income
                                                              1998 Curve
                                                               Adjusted
                                                                Return
                                                            (Relative to
                                            1998 Return       Treasuries)
                                            -----------       -----------

Lehman Aggregate Bond Index                     8.69%           -0.75%
Treasury Bond Index                            10.03%              --
Investment Grade Corporate
  Bond Index                                    8.57%           -2.20%
Mortgage-Backed Securities Index                6.96%           -0.86%
Asset-Backed Securities Index                   7.76%           -0.83%

----------
Source: Lehman Bros.

      In general, large cap stocks and risk-free Treasuries were the strong performers of 1998, making it difficult for managed portfolios to keep up with the market averages.

Lesson Learned

      The market turbulence led mutual fund investors to withdraw $11.7 billion from stock funds during August, in retrospect withdrawing near the stock market lows. This withdrawal was contrary to the recent "buy on dips" strategy employed by individual investors during market corrections. This conservatism with respect to stock mutual funds continued during September and October ($6.3 billion and $2.5 billion inflows, respectively). However, the S&P 500 increased by 21.30% during October, November and December, the strongest quarter for the S&P 500 since the first quarter of 1987. It is entirely possible that these outflows and modest inflows were simply a rebalancing of mutual fund portfolios toward bonds and away from stocks due to the strong stock market of the last few years. It is more likely, however, that these withdrawals reflected, for the first time in more than a decade, fear among mutual fund investors of a continuing decline in the stock market. If so, this attempt at market timing, once again, was costly to mutual fund investors.

      In particular, this conservatism controverted two axioms of investing. First, with respect to the stock markets, "You have to stay in to win." Second, with respect to the markets in general, "Don't fight the

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Fed." With respect to the market timing issue, if the Fed had such poor forecasting that it changed from a tightening bias to an actual easing in two months, how successful are the rest of us likely to be at forecasting?

      These facts beg the question of how we should position our portfolios and also our psyches for 1999.

      First, be prepared for another volatile year. The volatility will be due first to the economy. Most observers expect a weaker economy, although not a recession, during the first half of 1999 and a strengthening economy, although not at an inflationary level, in the last part of 1999. But the strength of late 1998 could continue into 1999. Corporate profits will continue to weaken from 1998 to 1999 as they did from 1997 to 1998, but are expected to be moderate. Volatility will also continue in some specific sectors, mainly the technology sector, due to their high valuations and the increasing number of investors trading this sector online.

      In the bond market, the spreads on corporates, mortgage-backed securities and municipals, while somewhat tighter than their October highs, are still quite wide, and seem to have achieved some stability. These spreads will most likely tighten somewhat during 1999, thus providing additional returns to bond investors, but will remain volatile and may at times widen.

      Now for two investment principles, one for your portfolio and one for your psyche. With respect to your portfolio, maintain diversification. The value of diversification was illustrated by the LTCM episode. LTCM executed trades which were highly likely to become profitable and in fact became profitable. However, they were so non-diversified and leveraged that they were forced to sell when the markets moved against them. A practical result of diversification is that you are not forced to sell, that is, you do not have to sell unless you choose to.

      With respect to your psyche, avoid market timing, and particularly avoid making short-term decisions based on fear when you have a long-term investment horizon. I would submit that if Greenspan cannot time the economy and the markets, then neither can we.

      Thus, diversification protects you from being forced to sell when you do not want to. And an aversion to market timing assures that you will not choose to sell when it is not appropriate to do so. In combination, these two principles will ensure that you will maintain your long-term investment approach. Changes should, of course, be made due to changing personal circumstances and changing asset class valuations. The overall approach is, however, long-term and stable. For most investors, this was an effective strategy during 1998 and we expect that it will continue to be so during 1999.

Regards,

/s/  Frank J. Jones

Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio

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(1) The Standard & Poor's 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

(4) This table provides information from several sources. The unmanaged S&P 100, S&P 500 and S&P Mid Cap 400 indices are compiled by Standard & Poor's Corporation and are generally considered to be representative of the returns of large cap and mid cap companies. The S&P Small Cap 600 is an unmanaged index of small cap companies. The unmanaged S&P Industrial, S&P Transportation, S&P Utilities and S&P Financial indices are generally considered to represent the returns of companies within those sectors of the equity markets. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Russell indexes are compiled by Frank Russell Co. and are formulated to serve as a comprehensive representation of the investable U.S. stock market. The sub-indices showing Growth and Value returns indicate different styles of investment in the equity markets. "Growth investing" emphasizes companies whose earnings are expected to grow substantially, while "value investing" emphasizes companies whose stocks are believed to be undervalued relative to their current market prices.

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THE PARK AVENUE PORTFOLIO

Table of Contents

                                                         Portfolio    Schedule
                                                          Manager        of
                                                         Interview   Investments
--------------------------------------------------------------------------------
The Guardian Park Avenue Fund                                2            21
-----------------------------------------------

Objective: Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio: At least 80% common stocks and
           securities convertible into
           common stocks
--------------------------------------------------------------------------------
Inception: June 1, 1972
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $3,380,256,722
--------------------------------------------------------------------------------

      "We believe that the best way to achieve consistently outstanding returns is to combine tried and tested quantitative tools with good investment judgments."

                 -- Larry Luxenberg, C.F.A.
                    Co-Portfolio Manager

                 -- John B. Murphy, C.F.A.
                    Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Park Avenue Small Cap Fund                      6            25
-----------------------------------------------

Objective:  Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio: At least 85% in a diversified portfolio
           of common stocks and convertible
           securities issued by companies with
           small market capitalization
--------------------------------------------------------------------------------
Inception: May 1, 1997
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $149,647,136
--------------------------------------------------------------------------------

      "Fundamental knowledge of the companies is critical, particularly when dealing with small companies, many of which have shorter operating histories, more variable operations, and less research coverage."

                 -- Larry Luxenberg, C.F.A.
                    Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund                           8            28
-----------------------------------------------

Objective: Long-term total investment return
           consistent with moderate risk
--------------------------------------------------------------------------------
Portfolio: A mixture of equity securities, debt
           obligations and money market
           instruments; purchases shares of
           The Guardian Park Avenue, Investment
           Quality Bond and Cash Management Funds
--------------------------------------------------------------------------------
Inception: February 16, 1993
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $222,372,226
--------------------------------------------------------------------------------

      "We manage the Fund using disciplined techniques which continue to focus our attention on the variables which are critical to the markets."

                 -- Jonathan C. Jankus, C.F.A
                    Portfolio Manager

THE PARK AVENUE PORTFOLIO

                                                         Portfolio    Schedule
                                                          Manager        of
                                                         Interview   Investments
--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund             10            30
--------------------------------------------------

Objective: Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio: At least 80% in a diversified portfolio
           of common stocks of companies
           domiciled outside of the United States
--------------------------------------------------------------------------------
Inception: February 16, 1993
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $104,087,558
--------------------------------------------------------------------------------

      "We...focus our efforts on finding the best businesses to invest in for your Fund, and let the availability of those attractive businesses be the main guide to the countries in which we should and should not place your money."

                 -- R. Robin Menzies
                    Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund          12            33
--------------------------------------------------

Objective: Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio: At least 65% in a portfolio of common
           stocks issued by emerging market companies
--------------------------------------------------------------------------------
Inception: May 1, 1997
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $17,708,841
--------------------------------------------------------------------------------

      "The crucial element these markets need is confidence. We are encouraged that the performance of these markets has begun to improve, but we feel a clear resolution of Brazil's problem is necessary before we can become more bullish about emerging markets as a whole."

                 -- Edward H. Hocknell
                    Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund                   14            36
--------------------------------------------------
Objective: A high level of current income and
           capital appreciation without
           undue risk to principal
--------------------------------------------------------------------------------
Portfolio: At least 80% investment-grade debt
           securities and U.S. government securities
--------------------------------------------------------------------------------
Inception: February 16, 1993
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $142,198,634
--------------------------------------------------------------------------------

      "In 1998, clearly what distinguished one fund's performance from another was owning a well-diversified fixed income portfolio that focused on relative valuations and asset allocation."

                 -- Thomas G. Sorell, C.F.A.
                    Co-Portfolio Manager

                 -- Howard W. Chin
                    Co-Portfolio Manager

                                                         Portfolio    Schedule
                                                          Manager        of
                                                         Interview   Investments
--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund                           16            39
--------------------------------------------------

Objective: Significant risk-adjusted return
--------------------------------------------------------------------------------
Portfolio: A diversified fixed-income principally
           composed of below-investment grade
           securities up to 25% invested in
           convertible securities.
--------------------------------------------------------------------------------
Inception:  September 1, 1998
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $53,770,601
--------------------------------------------------------------------------------

      "We sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit-worthiness and risk/return profile, and individual issue relative value."

                 -- Peter J. Liebst
                    Co-Portfolio Manager

                 -- Thomas G. Sorell, C.F.A.
                    Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund                                18            42
--------------------------------------------------

Objective: Maximum current income exempt from
           federal taxes consistent with
           preservation of capital
--------------------------------------------------------------------------------
Portfolio: At least 80% investments-grade debt
           obligations issued by state and local
           authorities
--------------------------------------------------------------------------------
Inception: February 16, 1993
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $70,720,128
--------------------------------------------------------------------------------

      "Based on peer group comparisons the Fund ranked, for the year, 33 out of 246 funds with the same objective."

                 -- Alexander M. Grant, Jr.
                    Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Cash Management Fund                           20            44
-------------------------------------------------
Objective: As high a level of current income
           as is consistent with preservation of
           capital and liquidity
--------------------------------------------------------------------------------
Portfolio: Short-term money market instruments
--------------------------------------------------------------------------------
Inception: November 3, 1982
--------------------------------------------------------------------------------
Net Assets at December 31, 1998: $238,426,600
--------------------------------------------------------------------------------

      "The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds."

                 -- Alexander M. Grant, Jr.
                    Portfolio Manager

--------------------------------------------------------------------------------
Financial Statements                                                      46
--------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements                                             56
--------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights                                                      68
--------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
--------------------------------------------------

[PHOTO OMITTED]                 [PHOTO OMITTED]

Larry Luxenberg, C.F.A.         John B. Murphy, C.F.A.
Co-Portfolio Manager            Co-Portfolio Manager

Q. How did the Fund perform in 1998?

A. For an unprecedented fourth consecutive year, The Guardian Park Avenue Fund had a return of more than 20%. The Fund earned a total return of 21.30%(1), as compared with a total return of 28.58% for the S&P 500 Index(2). 1998 was a year of political and economic turbulence, and investors were filled with optimism in the beginning and at the end of the year. In between, there was also extreme volatility and highly divergent returns among different types of stocks. In the space of three months, most major market indices dropped close to 20% and then rallied 20%. Those two moves were the quickest of that size in modern market history.

      The gains in the market occurred in an extremely narrow range of stocks. According to a Salomon Smith Barney report,(3) only 12 stocks accounted for half the gain in the S&P 500 Index, which is weighted by the market capitalization of the companies included in the index. Similarly, while the S&P 500 returned 28.58%, the average stock in the index was up only 10.95%, according to a Merrill Lynch research report.(4) Even more startling, in a year in which the major averages set all time record highs, more than half of the New York Stock Exchange and NASDAQ stocks ended the year down.

Q. What factors affected Fund performance in 1998?

A. The Fund generated a good absolute return and also did well compared to other funds in its peer group. According to Lipper Analytical Services,(5) the performance for the average U.S. equity mutual fund was 14.52%. However, the Fund did underperform the S&P 500 by seven percentage points. We attribute the slippage largely to the extreme concentration of returns among a handful of stocks in the S&P 500.

      Over the twenty-six year history of the Fund, we have always attempted to produce consistent as well as outstanding returns. To do that, we run a diversified Fund, which at year-end had in excess of 270 stocks.

      Helping performance during the year was our quantitative work on specific stocks as well as our internal assessment that 1998 would be another good year for large-cap stocks, generally. At year-end 1998, the Fund's overall investments reflected a weighted market capitalization two-thirds as large as that of the S&P 500. We gradually increased the weighting all year, reaching near parity with the S&P 500 by the end of September and keeping at that level through year-end.

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares -- returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3)   "Equity Strategy," John L. Manley, December 23, 1998.

(4)   "Performance Monitor," Richard Bernstein, January 1999.

(5) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Finally, we also remained committed to growth stocks all year and continually pared our holdings in sectors exposed to commodity prices (such as energy and metals), many of which plunged to quarter century lows.

Q. What strategies do you use to manage the Fund?

A. There was no change in our strategic approach during the year. We rely on a combination of quantitative techniques and our own fundamental judgments. We believe that the best way to achieve consistently outstanding returns is to combine tried and tested quantitative tools with good investment judgments.

      Our quantitative work combines a cluster of approaches. We look at the portfolio from a top-down view as well as from the bottom up. Finally, we are continually refining our tools to deal with the increasing risk and volatility in the capital markets. Our top-down approach involves a number of different predictive models that we use to identify which portfolio styles are most likely to do well. The bottom-up approach uses a multi-factor stock scoring system to identify specific attractive stocks within our 2200-stock research universe.

Q. What do you envision for the stock market in 1999?

A. As the year begins, we see continued conflicting forces. The valuation of the market is high, by many measures the highest in modern stock market history. Inflation remains low with even modest doses of deflation possible. The U.S. economy remains strong, although corporate profits are weakening. But around the world, many economies are still under great stress. In combination, we expect these forces to produce continued high volatility for the market but we plan to stick to the approach and methodologies that have served the Fund well in the past. We believe these methodologies will help us to achieve superior performance.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund Profile
as of December 31, 1998
--------------------------------------------------

----------------------------------------------
Top 10 Holdings as of 12/31/98
----------------------------------------------
1.  Microsoft Corp.                      4.44%
----------------------------------------------
2.  Int'l. Business Machines             3.29%
----------------------------------------------
3.  Pfizer, Inc.                         3.28%
----------------------------------------------
4.  General Electric Co.                 3.01%
----------------------------------------------
5.  BellSouth Corp.                      2.53%
----------------------------------------------
6.  Wal-Mart Stores, Inc.                2.41%
----------------------------------------------
7.  Bristol-Myers Squibb Corp.           2.39%
----------------------------------------------
8.  Ford Motor Co.                       2.14%
----------------------------------------------
9.  MCI WorldCom, Inc.                   1.92%
----------------------------------------------
10. Merck & Co., Inc.                    1.91%
----------------------------------------------
For a complete list of portfolio holdings,
please seethe Schedule of Investments.
----------------------------------------------

                              Sector Weightings of
                               Common Stocks Held
                        by the Fund on December 31, 1998

  [The following table was depicted as a pie chart in the printed materials.]

                  Basic Industries                0.55%
                  Credit Cyclicals                1.25%
                  Transportation                  2.60%
                  Energy                          3.37%
                  Capital Goods                   4.00%
                  Capital Goods/Technology       24.23%
                  Consumer Services               6.38%
                  Utilities                      14.44%
                  Consumer Staples               20.03%
                  Financial                      10.32%
                  Consumer Cyclical              12.38%
                  Conglomerates                   0.45%

------------------------------------------------------------------------------------------------
               Average Annual Total Returns(1) for Periods ended 12/31/98

                                           Inception                                     Since
                                             Date      1 Year   5 Years    10 Years    Inception
------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)          6/1/72     15.84%    21.20%     18.71%      16.72%

At Net Asset Value (without sales charge)              21.30%    22.32%     19.26%      16.92%
------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)          5/1/96     17.18%       N/A        N/A      26.31%

At Net Asset Value (without sales charge)              20.16%       N/A        N/A      26.82%
------------------------------------------------------------------------------------------------
S&P 500 Index                                          28.58%    23.96%     19.10%      13.56%
------------------------------------------------------------------------------------------------
                                                                                      (6/1/72)
------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line graph in the printed material.]

                                                           1998
          The Guardian Park Avenue Fund (Class A)        $625,222
          S&P 500 Index                                  $293,403
          Lipper U.S. Equity Growth Fund AverAge         $229,378
          Cost of Living                                 $ 40,964

Performance for Class B shares, which were first offered on May 1, 1996, will vary due to differences in sales load and other expenses charged to such share class.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $625,222 on December 31, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $293,403. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $229,378. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Small Cap Fund
--------------------------------------------------

[PHOTO OMITTED]

Larry Luxenberg, C.F.A.
Portfolio Manager

Q. How did the Fund do in 1998?

A. For small stocks in general, 1998 was a difficult year and The Guardian Park Avenue Small Cap Fund was no exception. For the year ended December 31, the Fund's return was - 6.35(1), as compared to -2.24% for the Russell 2000 Index(2), a leading index of small cap performance. The best news we can muster about small cap stocks is that their relative performance was so bad it can only get better. By various measures, small cap stocks underperformed large cap stocks by the widest amount in at least a quarter century and by some accounts, perhaps 60 years.

Q. What factors affected the Fund's performance during 1998?

A. Small cap stocks peaked in the fall of 1997 and remained strong until April 1998. From that point until the fall, small cap stocks were in a major bear market. At year-end, when other major market indices were near all-time highs, the Russell 2000 was still off by almost 14% from its April peak.

      To the extent any small cap stocks were in favor, they were the fastest growing and more speculative ones, particularly in technology, where we lacked a sufficient weighting, assuming a more conservative posture in late summer and early fall. But the Fund rallied strongly at year-end.

Q. What strategies did you use to manage the Fund in 1998?

A. Our basic approach is to combine quantitative methods with our fundamental judgments about individual companies. Fundamental knowledge of the companies is critical, particularly when dealing with small companies, many of which have shorter operating histories, more variable operations, and less research coverage.

Q. What do you anticipate for 1999?

A. A January 4, 1999 analysis by Claudia Mott of Prudential Securities showed that the difference between small and large caps was the third largest since 1926 and the largest since 1937. She also found that after those periods when small caps lagged severely, they tended to outperform strongly over the subsequent three-year periods.

      We would like to predict that small cap stocks will begin to make up the lost ground. We cannot time when small stocks will again have good relative performance. We can say, however, that relative valuations are quite cheap by historic standards and we expect that small stocks are well-positioned to regain favor.

--------------------------------------------------------------------------------

(1) These returns reflect Class A shares without sales charges. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Small Cap Fund Profile
as of December 31, 1998
--------------------------------------------------

-----------------------------------------------------
Top 10 Holdings as of 12/31/98
-----------------------------------------------------
1.  AFC Cable Systems, Inc.                     3.07%
-----------------------------------------------------
2.  Earthgrains Co.                             2.23%
-----------------------------------------------------
3.  Ethan Allen Interiors, Inc.                 1.81%
-----------------------------------------------------
4.  Arterial Vascular Engineering, Inc.         1.54%
-----------------------------------------------------
5.  Wind River Systems, Inc.                    1.38%
-----------------------------------------------------
6.  Tropical Sportswear Int'l. Corp.            1.32%
-----------------------------------------------------
7.  Zale Corp.                                  1.29%
-----------------------------------------------------
8.  Mohawk Industries, Inc.                     1.24%
-----------------------------------------------------
9.  CKE Restaurants, Inc.                       1.21%
-----------------------------------------------------
10. JLG Industries, Inc.                        1.19%
-----------------------------------------------------
For a complete list of portfolio holdings, please see
the Schedule of Investments.
-----------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                        12/98
Russell 2000 Index                                     $12,618
The Guardian Park Avenue Small Cap Fund (Class A)      $12,447
The Guardian Park Avenue Small Cap Fund (Class B)      $11,826

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

--------------------------------------------------------------------------------
             Average Annual Total Returns for Periods ended 12/31/98

                                               Inception                 Since
                                                  Date      1 Year     Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)               5/1/97     -10.56%      12.32%
At Net Asset Value (without sales charge)                   - 6.35%      15.46%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)               5/6/97     - 9.84%      10.10%
At Net Asset Value (without sales charge)                   - 7.05%      12.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund
--------------------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Q. How did the Fund perform this year?

A. For the year ended December 31, 1998, the Fund's return was 19.41%(1), placing it well above the average 14.16% return of funds with similar objectives and policies in the Lipper(2) universe. The Fund also handily outperformed the median return of 12.09% produced by Morningstar's(3) universe of asset allocation funds. Since its inception on February 16, 1993, the Fund's average annual total return of 16.16% places it slightly ahead of the annualized return of 15.95% experienced by its passive composite benchmark (60% of the S&P 500 Index(4) and 40% of the Lehman Aggregate Bond Index(5) rebalanced monthly) over the same period. This long-term result has been accomplished in spite of the fact that the Fund's return in 1998 was a bit beneath the benchmark's impressive 20.99% return for the same period.

Q. What factors affected Fund's performance?

A. This was yet another year in which the equity market did very well, at least if you were in the right place at the right time. While the overall market, as measured by the S&P 500, achieved a total return of 28.58% during 1998, this was not accomplished in straight-line fashion. In August, the market's decline of 14.44% was the greatest monthly loss since the decline of 21.52% in October of 1987. That said, all was forgiven during the fourth quarter as the market rebounded completely and then some. We were fortunate to have been overweighted in stocks (relative to our neutral 60/40 position) early in the year, neutral during the summer, and then back to overweight after the market's August decline.

      Our active stock selection was also a challenge during the year as large-cap stocks outperformed small-cap stocks dramatically, and stocks related to the Internet came into their own. As a "fund of funds," the Fund invests most of the equity portion of its assets in The Guardian Park Avenue Fund. We encourage the reader to read the information in this Annual Report about The Guardian Park Avenue Fund for greater detail.

Q. What are your expectations for the coming year?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, had us invested 70% in stocks, 28% in bonds and 2% in cash.

      We manage the Fund using disciplined techniques which continue to focus our attention on the variables which are critical to the markets. In particular, interest rates are low, inflation is not yet on the horizon, and corporate profits are holding up surprisingly well. It is these facts that lead us to continue favoring stocks over bonds or cash in our portfolio.

--------------------------------------------------------------------------------

(1) Total return figures are for Class A shares. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where marked. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.

(3) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.

(4) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(5) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund Profile
as of December 31, 1998
--------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                   12/98
S&P 500 Index                                     $31,535
The Guardian Asset Allocation Fund (Class A)      $23,014
Lehman Aggregate Bond Fund Index                  $15,230

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. Each Index begins at $10,000.

                               {GRAPHIC OMITTED}

   [The following table was depicted as a pie chart in the printed material.]

                             Cash                2%
                             Bonds              28%
                             Stocks             70%

                             As of December 31, 1998

This market exposure shown provides an illustration of the Fund's allocation to different market segments as of December 31, 1998. For a complete listing of Fund holdings, please refer to the Schedule of Investments.

  To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for
 Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. Each Index begins at
                                    $10,000.

Performance for Class B shares, which were first offered on May 1, 1996, will vary due to differences in sales load and other expenses charged to such share class.

-------------------------------------------------------------------------------------------------------
            Average Annual Total Returns(1) for Periods Ended 12/31/98

                                            Inception                                           Since
                                               Date        1 Year     3 Years     5 Years     Inception
-------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)            2/16/93      14.04%      19.00%      15.48%      15.25%
At Net Asset Value (without sales charge)                  19.41%      20.84%      16.55%      16.16%
-------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)            5/1/96       15.32%       N/A         N/A        19.89%
At Net Asset Value (without sales charge)                  18.32%       N/A         N/A        20.44%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund
--------------------------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Q. How did the Fund perform during 1998?

A. 1998 was an excellent year for the Fund. For the year, the Fund returned 19.61%(1), compared with a total return of 20.33% for the MSCI EAFE Index.(2)

Q. What factors affected the Fund's performance?

A. A number of factors affected the Fund's performance. First, the U.S. dollar was weak against most foreign currencies during the period, which made foreign currency returns larger when translated into dollars. While the EAFE Index had a total return of 20.33% when measured in dollars, in local currency terms the total return was only 12.60%. The core Continental European currencies were particularly strong in the run up to the start of the Euro on January 1, 1999. For example, while the MSCI France Index(3) had a total return for the period of 31.91% when measured in French Francs, the weakness of the dollar made that total return 42.06% when translated into dollars.

      Second, European markets were buoyant. The MSCI Europe Ex-UK(4) Index had a total return of 33.95% in dollar terms during the period. This was attributable in part to an acceleration in economic activity in the first half of the year, leading to increased investor optimism over corporate profits growth. There was also a climate of falling interest rates, both long and short term, as the interest rates of the currencies of all 11 putative members of the Euro converged on the rates prevailing in Germany which happened to be among the lowest in Europe. Finally, as long term interest rates (i.e. bond yields) fell, savers chose to invest more of their money in mutual funds and common stocks at the expense of bank deposits and bonds.

      Third, and a negative factor, markets in Asia were weak during the period. In yen terms, the MSCI Japan Index(5) showed a total return of -8.70%, which became +5.25% when expressed in dollars, while the MSCI Pacific ex-Japan(6) index had total returns of -1.91% and -6.22% expressed in local currency and dollar terms, respectively. The weakness of these markets was attributable to financial turmoil in the region, with Japan troubled by bad loans in its banking system, and many other Asian countries finding it hard to repay debts in foreign currencies following the devaluations of their own currencies.

Q. What was your investment strategy during the year?

A. We continued to apply our long term, fundamental investment approach of seeking to identify and invest in well-run businesses with sound prospects and good management. The application of this strategy led us to invest more in Europe and less in Asia, because the business prospects of many Asian companies, however good their management, were clouded by the appalling economic conditions there. Within Europe, we focused on industries where revenue and/or profits were expected to grow rapidly.

--------------------------------------------------------------------------------

(1) Total return figures are for Class A shares. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(3) The MSCI France Index is an unmanaged index generally considered to be representative of French stock market activity. The returns for the Index do not reflect expenses that are deducted from the Fund's return.

(4) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(5) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(6) The MSCI Pacific Ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What do you think will be the most important factors in 1999?

Every year we are encouraged to make projections of what is going to happen. Sometimes we are right and manage to avoid pitfalls and sometimes we, together with the majority of the investment community, are surprised, for example by the recent strength of the yen. We will continue to focus our efforts on finding the best businesses to invest in for your Fund, and let the availability of those attractive businesses be the main guide to the countries in which we should and should not place your money.

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund Profile
as of December 31, 1998
-------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Holdings as of 12/31/98

Company                          Nature of Company                Country
--------------------------------------------------------------------------------
1.  Mannesmann AG                Industrial Machineries           Germany
--------------------------------------------------------------------------------
2.  Acciona S.A.                 Construction and Hous.           Spain
--------------------------------------------------------------------------------
3.  Novartis AG                  Pharmaceuticals                  Switzerland
--------------------------------------------------------------------------------
4.  Glaxo Wellcome               Drugs and Health Care            United Kingdom
--------------------------------------------------------------------------------
5.  AXA UAP                      Financial Services               France
--------------------------------------------------------------------------------
6.  Zurich Allied AG             Insurance                        Switzerland
--------------------------------------------------------------------------------
7.  Sao Paolo IMI SPA            Banks                            Italy
--------------------------------------------------------------------------------
8.  Olivetti SPA                 Telecommunications               Italy
--------------------------------------------------------------------------------
9.  Lafarge                      Construction Materials           France
--------------------------------------------------------------------------------
10. Ver Ned Uitgevers            Broadcasting and Publ.           Netherlands
--------------------------------------------------------------------------------
For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                             12/31/98
MSCL/EAFE Index                                               $20,572
The Guardian Baillie Gifford International Fund (Class A)     $20,739

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI/EAFE Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

Performance for Class B shares, which were first offered on May 1, 1996, will vary due to differences in sales load and other expenses charged to such share class.

-------------------------------------------------------------------------------------------------------
                      Average Annual Total Returns(1) for Periods Ended 12/31/98

                                            Inception                                           Since
                                               Date        1 Year     3 Years     5 Years     Inception
-------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)            2/16/93      14.23%      13.20%       9.90%       13.23%
At Net Asset Value (without sales charge)                  19.61%      14.95%      10.92%       14.12%
-------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)            5/1/96       15.36%       N/A         N/A         11.33%
At Net Asset Value (without sales charge)                  18.36%       N/A         N/A         11.95%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund
--------------------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell
Portfolio Manager

Q. How did the Fund perform in 1998?

A. In 1998, the total return from the Morgan Stanley Capital International
(MSCI) Emerging Markets Free (EMF) Index(1) was -25.3%, as compared with the Fund's -28.97%.(2)

Q. What factors affected the Fund's performance?

A. The emerging markets during 1998 were not the place for faint-hearted investors. Asia, having performed poorly in the previous year, was down 12.4% during 1998, while Latin America fell by over 38%. The European and Middle Eastern markets fell by 27.4%.

      The Fund's performance was affected more by overall conditions in the emerging markets than it was by particular policy decisions.

      The emerging markets got off to a robust start in 1998, but it soon became apparent that the problems which the Asian crisis had revealed in 1997 were deep seated, and the region's markets resumed their decline in March. The deterioration of confidence began to spread to Latin America in the following month, as investors sought to reduce their exposure to the emerging markets in general. The financial collapse in Russia crystallized fears about the conditions in many other countries which were dependent on foreign inflows and, as credit spreads widened, the impending failure of Long-Term Capital Management and other hedge funds seemed to imperil the financial system as a whole. The reaction of investors has been characterized as a generalized "Flight to Quality"; the emerging markets were the hardest hit by this development. Latin America was hit especially hard in August and September due to its dependence on foreign money which made it especially vulnerable to the general panic.

      The emerging markets shared in the general recovery in the fourth quarter--prices rose by 17.3% during the period--but this was not enough to offset the precipitous declines earlier in the year. Asia performed better than Latin America in the closing months of the year as interest rates there started to fall and current account deficits were declining.

Q. What was your investment strategy?

A. Our policy throughout 1998 was a fairly cautious one. The cash holding increased, and our exposure to Latin America and Asia declined. There was some increase in the Central European weighting and a small increase in South Africa. Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, we were underweight in Asia and South Africa, slightly overweight in Latin America and more positive on Central Europe. For much of the year, our biggest single bet was the size of our cash holding.

      In the fourth quarter we increased our Asian weighting, principally by adding to our Korean exposure. We added in Europe in Hungary and by investing in Greece. We also started to invest in Israel. In Latin America, we increased our Mexican exposure. Cash levels fell as a result.

Q. What is the outlook for investment in the emerging markets?

A. As usual, it is difficult to make any useful generalizations about the emerging markets as a whole;

--------------------------------------------------------------------------------

(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(2) Total returns reflect Class A shares without sales charges. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted.). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

our policy remains highly selective. Nevertheless there are several global factors which are affecting these markets at the moment. Investors' aversion to risk and the widening of credit spreads have hit all these markets, and the collapse of commodity prices has harmed many of them. The continuing problems of Japan mean that it remains a tough competitor, especially to its smaller Asian rivals.

      The crucial element that these markets need is confidence. This is beginning to return to some Asian markets, but the financial problems of Brazil are still hanging over Latin America. We are encouraged that the performance of these markets has begun to improve, but we feel that a clear resolution of Brazil's problems is necessary before we can become more bullish about emerging markets as a whole.

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund
Profile as of December 31, 1998
--------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Holdings

Company                          Nature of Company            Country
--------------------------------------------------------------------------------
1.  Pohang Iron & Steel
      Co. Ltd.                   Metals and Steel             So. Korea
--------------------------------------------------------------------------------
2.  Corp. Interamericana
      Entretenimiento            Media and Entertainm.        Mexico
--------------------------------------------------------------------------------
3.  Siliconware Precision
      Industries                 Industrials                  Taiwan
--------------------------------------------------------------------------------
4.  Orient Semiconductor
      Elect. Ltd.                Semiconductor                Taiwan
--------------------------------------------------------------------------------
5.  Bank Roswoju Eksport         Banks                        Poland
--------------------------------------------------------------------------------
6.  Elevadores Atlas             Industrial Machineries       Brazil
--------------------------------------------------------------------------------
7.  Comp. Brasileiras
      de Dist.                   Retail-Food                  Brazil
--------------------------------------------------------------------------------
8.  Richter Gedeon VEG           Pharmaceuticals              Hungary
--------------------------------------------------------------------------------
9.  Elektrim                     Electrical Equipments        Poland
--------------------------------------------------------------------------------
10. Bank Handlowy
      Warsaw                     Banks                        Poland
--------------------------------------------------------------------------------
For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                                12/31/98
The Guardian Baillie Gifford Emerging Markets Fund (Class B)      $6,065
The Guardian Baillie Gifford Emerging Markets Fund (Class A)      $6,242
MSCI EMF Index                                                    $6,074

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

       Average Annual Total Returns for Period from Inception to 12/31/98
--------------------------------------------------------------------------------
                                           Inception                    Since
                                            Date         1 Year       Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)          5/1/97       -32.17%        -24.66%
At Net Asset Value (without sales charge)                -28.97%        -22.55%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)          5/6/97       -32.83%        -26.10%
At Net Asset Value (without sales charge)                -30.75%        -24.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund
--------------------------------------------------

[PHOTO OMITTED]

Thomas G. Sorell, C.F.A.
Co-Portfolio Manager

[PHOTO OMITTED]

Howard W. Chin
Co-Portfolio Manager

Q. How did The Guardian Investment Quality Bond Fund perform during 1998?

A. The Fund had a total return of 7.89%(1) for the year ended December 31, 1998, outperforming the average fund in our Lipper Intermediate Investment Grade peer group(2) by 0.64%. The average fund in the Lipper group returned 7.25% for the year. The group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index(3), returned 8.69% in 1998.

Q. What factors affected the Fund's performance?

A. The year 1998 will long be remembered by fixed income investors as one of incredible turbulence and excesses that eventually led to a significant and costly re-pricing of risk in the market. Until August, interest rates had remained fairly stable, declining approximately 0.30%, to what were then historically low yields for 30-year Treasury bonds.

      1998's financial crisis began in earnest in late August when Russia effectively defaulted on its ruble-denominated debt. Immediately, rumors of significant losses at a number of U.S. financial institutions led to fears that several might actually need assistance or collapse. The result was a curtailment of credit and the need for many financial institutions to reduce leverage. The near failure of several prominent hedge funds and effective closure of the credit markets led to a decision by the Fed to reduce the Fed Funds rate 75 basis points to 4.75% in a series of three quick 25 basis point cuts, that effectively restored investor confidence and market stability.

      As a result of the many unprecedented events in 1998, the investment environment favored the fixed income sector as the credit crisis led to a significant flight to quality and the safe haven of U.S. Treasuries. However, all other spread assets (corporate bonds, mortgage and asset-backed securities and agency debt) significantly underperformed Treasuries. Such a uniform underperformance has never been observed in the 1990's. Prior to 1998, underperforming spread sectors were often offset by another sector that outperformed. However, the financial crisis in 1998 was so extreme that investors would not tolerate risk of any sort, and Treasuries became the investment of choice. Spread sector underperformance in 1998 is most clearly seen on a duration adjusted basis(4) relative to equivalent duration Treasuries, with corporates, mortgage- and asset-backed securities underperforming by 2.2%, 0.86% and 0.83%, respectively.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges except where noted. From June 1, 1994 to December 31, 1998, the investment adviser for the Fund assumed ordinary operating expenses of the Fund to the extent they exceeded 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.

--------------------------------------------------------------------------------

Q. What was your investment strategy during the year?

A. The Fund was overweighted in U.S. Treasuries in the early part of the year, which served the Fund well as Treasuries outperformed most spread products. As the year progressed, the Fund began to increase its exposure to corporate bonds and mortgage-backed securities as valuations indicated that these sectors were fundamentally undervalued.

      This strategy was well-reasoned, but did not insulate us from the volatility which occurred in August and September. Poor market liquidity and spread product underperformance became the overwhelming characteristic for both September and October. During this period, the Fund did reduce its exposure to mortgage-backed securities and avoided a significant portion of the subsequent spread widening. As a result, the Fund was then better positioned during the flight to quality, but as with any portfolio that retained some exposure to the spread sectors, it was still subject to underperformance as the market retained its preference for Treasuries for much of the post-August period.

      In November, the Fund increased its allocation to spread assets when valuations hit an extreme level of attractiveness. This decision was well timed as corporate and mortgage securities recovered significantly in November, regaining approximately half of the widening experienced.

      In 1998, what distinguished one fund's performance from another was owning a well-diversified fixed income portfolio that focused on relative valuations and asset allocation. Historically, many funds have outperformed by overweighting spread assets at the expense of Treasuries. This strategy was unsuccessful in 1998 while our strategy of selectively underweighting spread sectors when valuations were unattractive enhanced our performance. 1998 reinforced the fundamental need for a flexible investment strategy that responds nimbly to the market's opportunities and misvaluation.

Q. What is your outlook for 1999?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Our strategy in 1999 will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------
The Guardian Investment Quality Bond Fund
Profile as of December 31, 1998
--------------------------------------------------

                       Comparison of a $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                          12/98
Lehman Aggregate Bond Index                              $15,226
The Guardian Investment Quality Bond Fund (Class A)      $13,481

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

-----------------------------------------------------------------------------------------------
           Average Annual Total Returns(1) for Periods Ended 12/31/98

                                         Inception                                      Since
                                            Date      1 Year    3 Years    5 Years    Inception
-----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         2/16/93     3.03%     4.70%      5.02%       5.20%
At Net Asset Value (without sales charge)              7.89%     6.32%      5.99%       6.03%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund
--------------------------------------------------

[PHOTO OMITTED]

Peter J. Liebst
Co-Portfolio Manager

[PHOTO OMITTED]

Thomas G. Sorell, C.F.A.
Co-Portfolio Manager

Q. How did the Fund perform during 1998?

A. The Guardian High Yield Bond Fund (GHYBF) was launched on September 1, 1998. For the period of inception through December 31, 1998 the Fund returned 9.24%.(1) This compared to an average yield of 1.89% for the 279 High Current Yield Funds tracked by Lipper Analytical Services(2) over the same period. During this period, the Fund produced the highest return of the 279 funds within the Lipper universe.

Q. What factors affected the Fund's performance?

A. In July 1998, the high yield market began to weaken as deteriorating foreign markets induced instability in the global financial markets. This market reacted to the concerns that the growing economic weakness abroad would negatively impact U.S. economic growth, increasing both the probability of corporate defaults and the likelihood of reduced market liquidity, and therefore requiring a larger risk premium. The result was a rapid rise in the yield(3) on bonds within the market, which as measured by the Donaldson, Lufkin & Jenrette (DLJ) High Yield Index(4) averaged 11.05% as of August 31, 1998. This was a 1.50% increase over the 9.55% average yield reported on June 30, a mere two months earlier.

      This trend continued through September and October as mutual funds were forced to sell holdings in order to meet redemptions, and new issuance volume came to a halt. By October 31, the average yield on high yield securities reached 11.76%. It was not until the last two months of the year that the high yield market began to show signs of recovery with a renewed inflow of investments into high yield mutual funds and a return of new issuance into the market. By December 31 the average yield on high yield bonds had returned to the August 31 level with the average yield declining to 11.01%.

      Throughout this period the differentiation between higher and lower credit quality bonds grew more pronounced as investors became more defensive and sought higher quality, more liquid investments. Therefore, as of December 31, the difference in yield between higher quality double B rated(5) and lower quality single B rated(6) bonds had widened to 2.41% compared to 1.36% at the end of the second quarter of 1998. The result from a total return standpoint was that

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. The investment adviser for the Fund has been assuming the operating expenses of the Class A shares of the Fund to the extent they exceed, on an annual basis, 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Yield refers to Yield-to-Worst call--the yield resulting from the most adverse set of circumstances from an investor's point of view; the lowest of all possible yields.

(4) The DLJ High Yield Index is an unmanaged index that is generally considered to be representative of the investible universe of the U.S.-dominated high yield debt market. The DLJ High Yield Index is not available for direct investment, and the returns do not reflect the fees that have been deducted from the Fund. Likewise, return figures for the DLJ High Yield Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(5) Double B rated securities refer to Bonds rated BB+, BB, or BB- by Standard & Poor's Ratings Group, or Ba1, Ba2, or Ba3 by Moody's Investors Service, Inc.

(6) Single B rated securities refer to Bonds rated B+, B, or B- by Standard & Poor's Ratings Group, or B1, B2, or B3 by Moody's Investors Service, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

over the period of August 31 to December 31, double B's outperformed single B's, returning 6.28% compared to a return of 3.63% from single B's and 2.77% for the overall high yield market. This outperformance of higher quality securities was the principal reason for the higher return for the Fund compared to its peer group. Throughout the period August 31 through December 31, the Fund was overweighted in higher quality, more liquid issuers, which as a group during this period outperformed the overall high yield market.

Q. What was your investment strategy during the year and what is your outlook going forward?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below-investment grade securities, with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit-worthiness and risk/return profile, and individual issue relative value. Throughout the Fund's existence in 1998, stronger credit quality and liquid issues were overweighted with an underweighting in issuers operating in cyclical industries.

      At year-end the Fund remains cautious due to the recent volatility experienced throughout the global financial markets. The strategy of underweighting cyclical industries and the lowest credit quality issuers will continue into 1999 until such time as perceived market volatility decreases and various cyclical industries become more attractive on a risk/return basis.

--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund
Profile as of December 31, 1998
--------------------------------------------------

--------------------------------------------------------------------------------
                         Top 10 Holdings as of 12/31/98

      Security                                 Coupon (%)           Maturity
--------------------------------------------------------------------------------
1. Pillowtex Corp.                              10.00               11/15/06
--------------------------------------------------------------------------------
2. K&F Inds. Inc.                                9.25               10/15/07
--------------------------------------------------------------------------------
3. Regal Cinemas, Inc.                           8.875              12/15/10
--------------------------------------------------------------------------------
4. Argosy Gaming Co.                            13.25                6/1/04
--------------------------------------------------------------------------------
5. CSC Holdgings Inc.                            9.875               2/15/13
--------------------------------------------------------------------------------
6. Adelphia Comm. Corp.                          9.875               3/1/07
--------------------------------------------------------------------------------
7. Pierce Leahy Corp.                           11.125               7/15/06
--------------------------------------------------------------------------------
8. Hollywood Casino, Inc.                       12.75               11/1/03
--------------------------------------------------------------------------------
9. Chancellor Media Corp.                        9.00               10/1/08
--------------------------------------------------------------------------------
10. Hollinger Intl., Inc.                        9.25                2/1/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Total Return for Period ended 12/31/98

                                                 Inception         Since
                                                   Date          Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)                9/1/98           5.10%
At Net Asset Value (without sales charge)                          9.24%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)                9/1/98           6.42%
At Net Asset Value (without sales charge)                          8.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund
--------------------------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.
Portfolio Manager

Q. How did The Guardian Tax-Exempt Fund perform during 1998?

A. The Fund produced a total return of 6.11%(1) for the year ending December 31, 1998. In comparison, the Lehman Municipal Bond Index(2) produced a total return of 6.48% for the same period.

      Another important comparison that should be used when measuring the Fund's performance is how it stacks up to its peers. Lipper Analytical, a service that ranks general municipal bond funds by total rate of return, is a good source of this information.(3) Based on peer group comparisons, the Fund ranked, for the year, 33 out of 246 funds with the same objective. The average fund's return for that period, according to Lipper, was 5.32%.

Q. What factors affected the Fund's performance?

A. The biggest factor affecting the Fund's performance was the overwhelming supply that flooded the municipal market. As interest rates edged lower, municipal supply increased. Both new money and refundings contributed to the $282 billion of issuance. As issuance increased, the municipal sector began to underperform Treasuries as supply out-stripped demand. Supply continued throughout the year at record levels. While traditional demand from such buyers as tax-exempt mutual funds, the individual and property and casualty insurance companies continued, they could not keep up with the volume. This in turn caused dealer inventories to increase. Each new issue was priced to move, which caused municipal bonds to become cheaper relative to U.S. Treasury bonds.

      As the percentages increased and surpassed historical levels, the crossover buyer (a buyer who is traditionally a taxable buyer but will cross over into the tax-exempt market when that sector is historically cheap) emerged. Supply continued and, in some cases, tax-exempt yields eventually became higher than Treasuries.

      The constant supply made it difficult to find value within the various sectors. As new issues moved out of dealer hands and into the tax-exempt market, the difference in credits and various sectors became blurred. Bonds of high-credit quality in low-risk sectors were priced the same, in some cases, like bonds of low credit quality in risky sectors. Value within the municipal market became more difficult to determine.

Q. What strategies did you use to manage the Fund?

A. Since new issue volume exceeded expectations, causing distinctions among sector and credit spreads to blur, our mandate of looking for value in the general marketplace proved to be successful. For example, New York state was a large participant in the new issue market during the second half of the year. (New York state in this context is all municipal debt issued in the state of New York.) This issuance caused New York state debt to trade at very generic yields or yields in line with national yield levels. Also, debt within New York state, because of the high volume, tended to look the

--------------------------------------------------------------------------------

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. From June 1, 1994 to December 31, 1998, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent they exceeded 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

same in terms of price. New York State General Obligation bonds started to be priced as if they were appropriated debt, which is of lower credit quality. This anomaly created opportunities within the New York market. The same relative value decisions would apply working down the credit ladder. Purchasing different New York State debt at cheaper national levels proved to be a successful strategy. In a "normal" market, New York debt would trade higher in price than a national (generic) mutual bond. Once the tax-exempt market corrected, New York debt began to be priced appropriately.

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund Profile
as of December 31, 1998
--------------------------------------------------

Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                           12/98
           Lehman Municipal Bond Index                    $14,841
           The Guardian Tax-Exempt Fund (Class A)         $12,761

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

--------------------------------------------------------------------------------------------------------
                  Average Annual Total Returns(1) for Periods Ended 12/31/98

                                             Inception                                           Since
                                                Date           1 Year     3 Years    5 Years   Inception
--------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)             2/16/9          31.34%      4.52%      3.56%      4.31%
At Net Asset Value (without sales charge)                       6.11%      6.14%      4.52%      5.13%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Management Fund
--------------------------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.
Portfolio Manager

Q. How did The Guardian Cash Management Fund perform during 1998?

A. As of December 31, 1998, the effective 7-day annualized yield for The Guardian Cash Management Fund was 4.42%.(1) The Fund produced a total return of 4.76%(2) for the year ended December 31, 1998. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 4.53%; total return for the same category was 4.87%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (78.1%) was invested in commercial paper; the balance (22.0%) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. The Fed's policy making Open Market Committee (FOMC) cut the Fed Funds target rate on November 17, 1998 by 25 basis points, or 0.25%, to 4.75%; this was the third cut in eight weeks. The FOMC left the rate unchanged after the December meeting. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of monies in the Fund. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity -- 21 days as of December 31, 1998. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 48 days.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. From June 1, 1994 to December 31, 1998, the investment adviser for the Fund assumed a portion of the operating expenses of the Fund (both Class A and Class B shares) to the extent they exceeded 0.85% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

---------------------------
Schedule of Investments
---------------------------

December 31, 1998

o The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
Common Stocks -- 94.6%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
      58,500  Alliant Techsystems, Inc.*                            $  4,822,594
      80,000  Cordant Technologies, Inc.                               3,000,000
      68,800  General Dynamics Corp.                                   4,033,400
     138,950  Precision Castparts Corp.                                6,148,537
      50,000  Sundstrand Corp.                                         2,593,750
     128,200  United Technologies Corp.                               13,941,750
                                                                    ------------
                                                                      34,540,031
--------------------------------------------------------------------------------
Air Transportation -- 1.9%
      93,000  Alaska Air Group, Inc.*                                  4,115,250
     348,000  AMR Corp., DE*                                          20,662,500
      43,000  Comair Hldgs., Inc.                                      1,451,250
     100,000  Continental Airlines, Inc.*                              3,350,000
     400,000  Delta Airlines, Inc.                                    20,800,000
      37,000  UAL Corp.*                                               2,208,438
     225,000  US Airways Group, Inc.*                                 11,700,000
                                                                    ------------
                                                                      64,287,438
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.5%
     176,000  Ethan Allen Interiors, Inc.                              7,216,000
     141,000  Furniture Brands Int'l., Inc.*                           3,842,250
     180,000  Herman Miller, Inc.                                      4,837,500
      60,000  Leggett & Platt, Inc.                                    1,320,000
                                                                    ------------
                                                                      17,215,750
--------------------------------------------------------------------------------
Automotive -- 2.4%
      93,525  DaimlerChrysler AG                                       8,984,245
   1,230,000  Ford Motor Co.                                          72,185,625
                                                                    ------------
                                                                      81,169,870
--------------------------------------------------------------------------------
Automotive Parts -- 0.4%
      38,000  Arvin Industries, Inc.                                   1,584,125
      20,990  Danaher Corp.                                            1,140,019
     104,500  Kaydon Corp.                                             4,186,531
     282,933  Meritor Automotive, Inc.                                 5,994,643
                                                                    ------------
                                                                      12,905,318
--------------------------------------------------------------------------------
Biotechnology -- 1.1%
     190,000  Amgen, Inc.*                                            19,866,875
     118,500  Genentech, Inc.*                                         9,442,969
      90,000  Sepracor, Inc.*                                          7,931,250
                                                                    ------------
                                                                      37,241,094
--------------------------------------------------------------------------------
Broadcasting -- 2.3%
     579,100  CBS Corp.*                                              18,965,525
     155,000  Comcast Corp.                                            9,096,562
     676,900  Infinity Broadcasting Corp.*                            18,530,137
     310,000  MediaOne Group, Inc.*                                   14,570,000
     300,000  Tele-Communications, Inc.*                              16,593,750
                                                                    ------------
                                                                      77,755,974
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 1.1%
      33,000  Centex Construction Products, Inc.                       1,340,625
      16,500  Crossman Communities, Inc.*                                455,813
     150,000  D.R. Horton, Inc.                                        3,450,000
     182,500  Lafarge Corp.                                            7,391,250
     163,000  Lennar Corp.                                             4,115,750
     143,400  Lone Star Industries, Inc.                               5,278,912
      50,555  Martin Marietta Materials, Inc.                          3,143,889
      77,840  Southdown, Inc.                                          4,607,155
      24,000  U.S. Home Corp.*                                           798,000
      38,600  Vulcan Materials Co.                                     5,078,312
                                                                    ------------
                                                                      35,659,706
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.0%
      40,000  AFC Cable Systems, Inc.*                                 1,345,000
--------------------------------------------------------------------------------
Chemicals -- 0.2%
     233,400  Cambrex Corp.                                            5,601,600
--------------------------------------------------------------------------------
Computer Software -- 6.2%
      48,000  America Online, Inc.*                                    7,680,000
     128,700  BMC Software, Inc.*                                      5,735,194
       8,000  ChoicePoint, Inc.*                                         516,000
     200,000  Computer Associates Int'l., Inc.                         8,525,000
      27,000  DST Systems, Inc.*                                       1,540,688
     118,700  J.D. Edwards*                                            3,368,112
   1,082,000  Microsoft Corp.*                                       150,059,875
     318,400  Novell, Inc.*                                            5,771,000
     455,000  Oracle Corp.*                                           19,621,875
      74,000  Sterling Software, Inc.*                                 2,002,625
     100,000  SunGuard Data Systems, Inc.*                             3,968,750
      36,000  Wind River Systems, Inc.*                                1,692,000
                                                                    ------------
                                                                     210,481,119
--------------------------------------------------------------------------------
Computer Systems -- 11.8%
     405,200  Apple Computer, Inc.*                                   16,587,875
     910,300  Compaq Computer Corp.                                   38,175,706
     180,900  EMC Corp.*                                              15,376,500
     340,000  Hewlett Packard Co.                                     23,226,250
      77,200  Honeywell, Inc.                                          5,814,125
     602,100  Int'l. Business Machines                               111,237,975
     459,600  Lexmark Int'l. Group, Inc.*                             46,189,800
     150,000  Pitney Bowes, Inc.                                       9,909,375
      57,300  SCI Systems, Inc.*                                       3,309,075
     208,200  Seagate Technology*                                      6,298,050
   1,765,600  Storage Technology Corp.*                               62,789,150
     370,200  Sun Microsystems, Inc.*                                 31,698,375
     235,000  Xerox Corp.                                             27,730,000
                                                                    ------------
                                                                     398,342,256
--------------------------------------------------------------------------------
Conglomerates -- 0.4%
     190,000  Textron, Inc.                                           14,428,125
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.0%
      14,400  Alberto-Culver Co.                                         363,600
--------------------------------------------------------------------------------
Drugs and Hospitals -- 12.8%
     515,000  Abbott Laboratories                                     25,235,000
     261,640  Allegiance Corp.                                        12,198,965
     218,000  Arterial Vascular Engineering, Inc.*                    11,445,000
     242,600  Biomet, Inc.                                             9,764,650
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
     603,200  Bristol-Myers Squibb Corp.                            $ 80,715,700
     354,000  Johnson & Johnson                                       29,691,750
     345,000  Medtronic, Inc.                                         25,616,250
     437,200  Merck & Co., Inc.                                       64,568,975
     490,000  Mylan Laboratories, Inc.                                15,435,000
      27,000  Patterson Dental Co.*                                    1,174,500
     884,900  Pfizer, Inc.                                           110,999,644
      27,000  Safeskin Corp.*                                            651,375
     586,500  Schering-Plough Corp.                                   32,404,125
     170,100  Warner-Lambert Co.                                      12,789,394
                                                                    ------------
                                                                     432,690,328
--------------------------------------------------------------------------------
Electrical Equipment -- 3.0%
     998,000  General Electric Co.                                   101,858,375
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.1%
      46,000  Analogic Corp.                                           1,730,750
      30,600  Dynatech Corp.*                                             84,150
                                                                    ------------
                                                                       1,814,900
--------------------------------------------------------------------------------
Energy-Miscellaneous -- 0.1%
     495,300  Frontier Oil Corp.*                                      2,445,544
     114,100  Giant Industries, Inc.                                   1,069,688
                                                                    ------------
                                                                       3,515,232
--------------------------------------------------------------------------------
Entertainment and Leisure -- 0.9%
     400,000  Carnival Corp.                                          19,200,000
     147,000  Viacom, Inc.*                                           10,878,000
                                                                    ------------
                                                                      30,078,000
--------------------------------------------------------------------------------
Financial-Banks -- 3.2%
           6  BankBoston Corp.                                               234
     260,000  Bank of New York, Inc.                                  10,465,000
     106,000  BB&T Corp.                                               4,273,125
      26,000  CCB Financial Corp.                                      1,482,000
      15,000  Centura Banks, Inc.                                      1,115,625
      81,000  City National Corp.                                      3,371,625
      94,050  Comerica, Inc.                                           6,413,034
      71,269  Commerce Bankshares, Inc.                                3,028,922
      20,100  Cullen Frost Bankers, Inc.                               1,102,988
      67,500  Firstar Corp.                                            6,294,375
      40,000  FirstMerit Corp.                                         1,075,000
     470,000  Fleet Financial Group, Inc.                             21,003,125
      53,548  Hubco, Inc.                                              1,613,134
      14,631  M & T Bank Corp.                                         7,592,575
     187,600  Mellon Bank Corp.                                       12,897,500
      61,965  National City Corp.                                      4,492,462
      34,500  Premier Bancshares, Inc., GA                               903,469
     231,504  Premier National Bancorp, Inc.                           4,297,293
     114,000  Union Bancal Corp.                                       3,883,125
     150,000  U.S. Bancorp, Inc.                                       5,325,000
      15,000  U.S. Trust Corp.                                         1,140,000
      52,000  Webster Financial Corp.                                  1,426,750
      36,000  Westamerica Bancorp                                      1,323,000
      49,600  Zions Bancorp                                            3,093,800
                                                                    ------------
                                                                     107,613,161
--------------------------------------------------------------------------------
Financial-Other -- 3.2%
     124,800  A.G. Edwards, Inc.                                       4,648,800
     302,400  American Express Co.                                    30,920,400
     155,000  Countrywide Credit Industries, Inc.                      7,779,062
      40,000  Duff & Phelps Credit Rating Co.                          2,192,500
     154,800  Federal Home Loan Mortgage Corp.                         9,974,925
     396,500  Federal National Mortgage Assn.                         29,341,000
     200,000  Jefferies Group, Inc.                                    9,925,000
     218,666  Legg Mason, Inc.                                         6,901,646
     251,775  Morgan Keegan, Inc.                                      4,736,517
      31,000  Ragen MacKenzie Group, Inc.*                               370,063
      18,525  Raymond James Financial, Inc.                              391,341
                                                                    ------------
                                                                     107,181,254
--------------------------------------------------------------------------------
Financial-Thrift -- 0.9%
     126,600  Astoria Financial Corp.                                  5,791,950
     110,000  BankAtlantic Bancorp, Inc.                                 783,750
     198,593  BankAtlantic Bancorp, Inc. Class A                       1,278,442
      16,000  California Federal Bancorp, Inc.*                          194,000
     227,106  Charter One Financial, Inc.                              6,302,191
      70,500  Coastal Bancorp, Inc.                                    1,233,750
      20,000  Coast Federal Litigation Trust*                            132,500
      46,350  Commercial Federal Corp.                                 1,074,741
     220,000  Dime Bancorp, Inc.                                       5,816,250
      46,400  Golden State Bancorp, Inc.*                                771,400
      46,400  Golden State Bancorp, Inc.* (warrants)                     211,700
      13,560  Pacific Crest Capital, Inc.                                200,010
     525,949  Sovereign Bancorp, Inc.                                  7,494,773
                                                                    ------------
                                                                      31,285,457
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 2.2%
     170,000  Anheuser-Busch Cos., Inc.                               11,156,250
      72,842  CKE Restaurants, Inc.                                    2,144,286
      96,512  Earthgrains Co.                                          2,985,840
     125,000  Hershey Foods Corp.                                      7,773,437
      53,200  Interstate Bakeries Corp.                                1,406,475
     885,000  Philip Morris Cos., Inc.                                47,347,500
      69,000  Tootsie Roll Industries, Inc.                            2,699,625
                                                                    ------------
                                                                      75,513,413
--------------------------------------------------------------------------------
Footwear -- 0.1%
     107,200  Footstar, Inc.*                                          2,680,000
--------------------------------------------------------------------------------
Household Products -- 0.8%
     336,700  Dial Corp.                                               9,722,212
     173,600  Procter & Gamble Co.                                    15,851,850
                                                                    ------------
                                                                      25,574,062
--------------------------------------------------------------------------------
Insurance -- 3.0%
     371,200  Allstate Corp.                                          14,337,600
      50,000  Ambac Financial Group, Inc.*                             3,009,375
     148,000  American Bankers Insurance
                Group, Inc.                                            7,159,500
       7,770  Berkshire Hathaway, Inc.*                               18,259,500
     134,000  Chicago Title Corp.                                      6,289,625
      99,000  Cigna Corp.                                              7,653,937
      24,000  Enhance Financial Svcs. Group, Inc.                        720,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
      36,300  Fidelity National Financial, Inc.                     $  1,107,150
      37,000  Financial Sec. Assur. Hldgs. Ltd.                        2,007,250
     180,200  Hartford Financial Svcs. Group, Inc.                     9,888,475
     150,000  Horace Mann Educators Corp.                              4,275,000
      54,000  Jefferson Pilot Corp.                                    4,050,000
      63,120  Liberty Financial Cos., Inc.                             1,704,240
      50,800  Lincoln National Corp., Inc.                             4,156,075
      50,600  MBIA, Inc.                                               3,317,462
     229,500  Old Republic Int'l. Corp.                                5,163,750
     134,000  Penn America Group, Inc.                                 1,214,375
      58,000  Reinsurance Group of America                             3,523,500
     184,500  State Auto Financial Corp.                               2,283,188
      10,100  Transamerica Corp.                                       1,166,550
      30,000  W.R. Berkley Corp.                                       1,021,875
                                                                    ------------
                                                                     102,308,427
--------------------------------------------------------------------------------
Lodging -- 0.0%
     135,000  Prime Hospitality Corp.*                                 1,425,938
--------------------------------------------------------------------------------
Machinery and Equipment -- 0.2%
     100,500  AAR Corp.                                                2,399,438
     100,000  Graco, Inc.                                              2,950,000
      25,000  SPX Corp.*                                               1,675,000
                                                                    ------------
                                                                       7,024,438
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 3.6%
     120,400  Dayton Hudson Corp.                                      6,531,700
     125,000  Federated Department Stores, Inc.*                       5,445,312
     215,000  Fred Meyer, Inc., DE*                                   12,953,750
     143,750  Saks, Inc.*                                              4,537,109
      27,300  Shopko Stores, Inc.*                                       907,725
     376,800  TJX Cos., Inc.                                          10,927,200
   1,001,900  Wal-Mart Stores, Inc.                                   81,592,231
                                                                    ------------
                                                                     122,895,027
--------------------------------------------------------------------------------
Merchandising-Drugs -- 0.7%
      84,150  Cardinal Health, Inc.                                    6,384,881
     261,956  CVS Corp.                                               14,407,580
      75,000  Walgreen Co.                                             4,392,187
                                                                    ------------
                                                                      25,184,648
--------------------------------------------------------------------------------
Merchandising-Food -- 1.9%
     240,000  Albertson's, Inc.                                       15,285,000
     140,000  Kroger Co.*                                              8,470,000
     428,050  Safeway, Inc.*                                          26,084,297
     333,500  Supervalu, Inc.                                          9,338,000
     200,000  Sysco Corp.                                              5,487,500
                                                                    ------------
                                                                      64,664,797
--------------------------------------------------------------------------------
Merchandising-Mass -- 0.1%
     191,400  K Mart Corp.*                                            2,930,813
--------------------------------------------------------------------------------
Merchandising-Special -- 3.9%
      75,000  Abercrombie & Fitch Co.*                                 5,306,250
     111,500  Best Buy, Inc.*                                          6,843,312
      69,000  BJ's Wholesale Club, Inc.*                               3,195,563
     130,000  Costco Cos., Inc.*                                       9,384,375
     540,000  GAP, Inc.                                               30,375,000
     740,000  Home Depot, Inc.                                        45,278,750
     261,600  Lowes Cos., Inc.                                        13,390,650
     356,250  Pier 1 Imports, Inc.                                     3,451,172
     159,000  Ross Stores, Inc.                                        6,260,625
     250,000  Tandy Corp.                                             10,296,875
                                                                    ------------
                                                                     133,782,572
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Cyclical -- 0.1%
     113,100  Avis Rent A Car, Inc.*                                   2,735,606
      58,066  Nielsen Media Research, Inc.                             1,045,188
                                                                    ------------
                                                                       3,780,794
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.7%
      90,000  A.C. Nielsen Corp.*                                      2,542,500
     180,000  American Greetings Corp.                                 7,391,250
      36,000  Interpublic Group Cos., Inc.                             2,871,000
     190,000  Valassis Communications, Inc.*                           9,808,750
                                                                    ------------
                                                                      22,613,500
--------------------------------------------------------------------------------
Oil and Gas Producing -- 1.0%
     280,000  Anadarko Petroleum Corp.*                                8,645,000
     238,900  Basin Exploration, Inc.*                                 3,001,181
      64,300  Callon Petroleum Co.*                                      747,488
     263,600  Chieftain Int'l., Inc.*                                  3,789,250
     153,000  Devon Energy Corp.                                       4,695,187
     100,300  Petromet Resources Ltd.*                                   181,794
     196,500  Rigel Energy Corp.*                                      1,285,574
     182,400  St. Mary Land & Exploration Co.                          3,374,400
      91,300  Snyder Oil Corp.                                         1,215,431
     152,100  Vastar Resources, Inc.                                   6,568,819
                                                                    ------------
                                                                      33,504,124
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.5%
     260,000  Halliburton Co.                                          7,702,500
     292,000  Transocean Offshore, Inc.                                7,829,250
      94,200  Willbros Group, Inc.*                                      523,988
                                                                    ------------
                                                                      16,055,738
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 0.2%
     110,000  Conoco, Inc.*                                            2,296,250
      71,000  Sunoco, Inc.                                             2,560,438
     284,000  Tesoro Petroleum, Inc.*                                  3,443,500
                                                                    ------------
                                                                       8,300,188
--------------------------------------------------------------------------------
Oil-Integrated-International -- 1.4%
     168,800  Chevron Corp.                                           13,999,850
     443,700  Exxon Corp.                                             32,445,562
                                                                    ------------
                                                                      46,445,412
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.3%
     215,000  Kimberly Clark Corp.                                    11,717,500
--------------------------------------------------------------------------------
Publishing and Print -- 1.3%
     210,000  Dun & Bradstreet Corp.                                   6,628,125
     584,000  Time Warner, Inc.                                       36,244,500
                                                                    ------------
                                                                      42,872,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Publishing-News -- 1.2%
      45,000  Central Newspapers, Inc.                             $  3,214,688
      86,400  Gannett Co., Inc.                                       5,572,800
     191,400  Harte-Hanks Communications                              5,454,900
     160,000  Knight Ridder, Inc.*                                    8,180,000
     304,000  New York Times Co.                                     10,545,000
      50,000  Tribune Co.                                             3,300,000
       5,700  Washington Post Co.                                     3,294,244
                                                                 --------------
                                                                     39,561,632
-------------------------------------------------------------------------------
Railroads -- 0.3%
     182,500  Kansas City Southern Inds., Inc.                        8,976,719
-------------------------------------------------------------------------------
Semiconductors -- 1.7%
     432,000  Advanced Micro Devices, Inc.*                          12,501,000
     230,800  Intel Corp.                                            27,364,225
     281,100  Motorola, Inc.                                         17,164,669
                                                                 --------------
                                                                     57,029,894
-------------------------------------------------------------------------------
Textile-Apparel and Production -- 0.2%
     196,000  Jones Apparel Group, Inc.*                              4,324,250
      53,000  Westpoint Stevens, Inc.*                                1,672,813
                                                                 --------------
                                                                      5,997,063
-------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.3%
     108,000  GATX Corp.                                              4,090,500
     239,500  Maritrans, Inc.                                         1,571,719
     120,000  Sea Containers Ltd.                                     3,592,500
                                                                 --------------
                                                                      9,254,719
-------------------------------------------------------------------------------
Truckers -- 0.0%
      18,000  FRP Pptys., Inc.*                                         486,000
-------------------------------------------------------------------------------
Utilities-Electric -- 3.1%
      95,000  BEC Energy                                              3,912,813
      95,000  Carolina Power and Light Co.                            4,470,937
      50,000  Cinergy Corp.                                           1,718,750
     174,000  Consolidated Edison, Inc.                               9,200,250
     148,000  DQE                                                     6,502,750
     204,464  Duke Energy Co.                                        13,098,475
      85,600  Energy East Corp.                                       4,836,400
     185,000  Florida Progress Corp.                                  8,290,312
     255,000  FPL Group, Inc.                                        15,714,375
     152,100  IPALCO Enterprises                                      8,432,044
      21,500  Minnesota Power & Light Co.                               946,000
     100,000  Montana Power Co.*                                      5,656,250
      60,200  New Century Energies, Inc.                              2,934,750
      58,000  NIPSCO Industries, Inc.                                 1,765,375
     155,000  Teco Energy, Inc.                                       4,369,062
     160,000  Texas Utilities Co.                                     7,470,000
     130,000  Utilicorp United, Inc.*                                 4,769,375
                                                                 --------------
                                                                    104,087,918
-------------------------------------------------------------------------------
Utilities-Telecommunications -- 12.3%
     206,000  Airtouch Communications, Inc.*                         14,857,750
     680,700  Ameritech Corp.                                        43,139,362
     666,200  AT & T Corp.                                           50,131,550
     650,000  Bell Atlantic Corp.                                    34,450,000
   1,716,200  BellSouth Corp.                                        85,595,475
     120,000  Ciena Corp.*                                            1,755,000
     440,000  GTE Corp.                                              28,600,000
     225,000  Lucent Technologies, Inc.                              24,750,000
     905,120  MCI WorldCom, Inc.*                                    64,942,360
     586,200  SBC Communications, Inc.                               31,434,975
     191,000  Sprint Corp.                                           16,067,875
      95,500  Sprint PCS*                                             2,208,438
     285,000  U.S. West, Inc.                                        18,418,125
                                                                 --------------
                                                                    416,350,910
-------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $2,233,382,187)                             3,198,392,459
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 5.9%
-------------------------------------------------------------------------------

 Principal
  Amount                                                                  Value
-------------------------------------------------------------------------------
$199,706,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $199,816,948 at 5.00%,
              due 1/4/99 (collateralized by
              $25,505,000 Federal Farm Credit
              Bank Notes, 4.90%, due 11/16/00,
              by $51,005,000 Federal Farm
              Credit Bank Notes, 5.32%,
              due 1/4/99, by $25,505,000
              Federal Home Loan Bank Notes,
              5.01%, due 10/29/99, by
              $25,505,000 Federal Home
              Loan Bank Notes, 5.60%,
              due 8/24/00, by $50,705,000
              Federal Home Loan Mortgage
              Corp. Notes, 5.02%, due 11/05/99,
              and by $25,505,000 Federal
              National Mortgage Assn. Notes,
              4.85%, due 11/20/00)                               $  199,706,000
-------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $199,706,000)                                 199,706,000
-------------------------------------------------------------------------------
Total Investments -- 100.5%
 (Cost $2,433,088,187)                                            3,398,098,459
Liabilities in Excess of Cash, Receivables
 and Other Assets-- (0.5%)                                          (17,841,737)
-------------------------------------------------------------------------------
Net Assets-- 100.0%                                              $3,380,256,722
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o The Guardian Park Avenue Small Cap Fund

--------------------------------------------------------------------------------
Common Stocks -- 97.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.1%
      15,000  Alliant Techsystems, Inc.*                            $  1,236,562
      68,500  Hawker Pacific Aerospace*                                  239,750
      40,000  Kaman Corp.                                                642,500
      11,500  LMI Aerospace, Inc.*                                        71,875
      21,000  Precision Castparts Corp.                                  929,250
                                                                    ------------
                                                                       3,119,937
--------------------------------------------------------------------------------
Appliance and Furniture -- 3.1%
      66,000  Ethan Allen Interiors, Inc.                              2,706,000
      42,000  Furniture Brands Int'l., Inc.*                           1,144,500
      45,000  LA-Z Boy, Inc.                                             801,563
                                                                    ------------
                                                                       4,652,063
--------------------------------------------------------------------------------
Automotive Parts -- 0.7%
       8,700  Arvin Industries, Inc.                                     362,681
      52,000  Automobile Protection Corp.*                               611,000
                                                                    ------------
                                                                         973,681
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 11.6%
      32,900  Centex Construction Products, Inc.                       1,336,563
      14,000  Coachmen Industries, Inc.*                                 367,500
      34,000  Crossman Communities, Inc.*                                939,250
      43,000  D. R. Horton, Inc.                                         989,000
      96,000  Engle Homes, Inc.*                                       1,470,000
      54,500  Giant Cement Hldgs., Inc.*                               1,348,875
      53,000  Juno Lighting, Inc.                                      1,238,875
      19,000  Lafarge Corp.*                                             769,500
      49,600  Lennar Corp.                                             1,252,400
      45,600  Lone Star Industries, Inc.                               1,678,650
      46,850  Monaco Coach Corp.*                                      1,241,525
      61,500  National RV Hldgs., Inc.*                                1,583,625
      20,000  NCI Building Systems, Inc.*                                562,500
      21,400  Southdown, Inc.                                          1,266,612
      52,000  Thor Industries, Inc.                                    1,326,000
                                                                    ------------
                                                                      17,370,875
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous -- 0.8%
      57,500  Dispatch Mgmt. Svcs. Corp.*                                233,594
      42,000  Dynamex, Inc.*                                             165,375
      54,000  Hawk Corp.*                                                452,250
      53,100  Western Staff Svcs., Inc.*                                 331,875
                                                                    ------------
                                                                       1,183,094
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 6.1%
      35,200  Acxiom Corp.*                                            1,091,200
     136,600  AFC Cable Systems, Inc.*                                 4,593,175
      24,000  Kaydon Corp.                                               961,500
      35,500  National Computer Systems, Inc.                          1,313,500
      14,000  Profit Recovery Group Int'l., Inc.*                        524,125
      17,200  Xircom, Inc.*                                              584,800
                                                                    ------------
                                                                       9,068,300
--------------------------------------------------------------------------------
Chemicals -- 3.0%
      44,000  Cambrex Corp.                                            1,056,000
      39,000  MacDermid, Inc.                                          1,525,875
      56,000  Myers Industries, Inc.                                   1,606,500
      12,600  Tredegar Industries, Inc.                                  283,500
                                                                    ------------
                                                                       4,471,875
--------------------------------------------------------------------------------
Computer Software -- 5.2%
      39,000  American Mgmt. Systems, Inc.*                            1,560,000
     113,000  Docucorp, Inc.*                                            685,063
      25,000  Legato Systems, Inc.*                                    1,648,437
      25,300  Pervasive Software, Inc.*                                  487,025
     124,000  System Software Association, Inc.*                         871,875
      11,400  Visio Corp.*                                               416,813
      44,000  Wind River Systems, Inc.*                                2,068,000
                                                                    ------------
                                                                       7,737,213
--------------------------------------------------------------------------------
Computer Systems -- 0.9%
       8,500  Henry Jack & Associates, Inc.                              422,875
      53,600  HTE, Inc.*                                                 268,000
      85,000  The Intercept Group, Inc.*                                 616,250
                                                                    ------------
                                                                       1,307,125
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.6%
      22,000  Regis Corp.                                                880,000
--------------------------------------------------------------------------------
Drugs and Hospitals -- 7.3%
      44,000  Arterial Vascular Engineering, Inc.*                     2,310,000
      10,700  Biomatrix, Inc.*                                           623,275
      45,200  Boron LePore & Associates, Inc.*                         1,559,400
      95,000  Genesis Health Ventures, Inc.*                             831,250
     118,000  Integrated Health Svcs., Inc.                            1,666,750
      38,000  King Pharmaceuticals, Inc.*                              1,002,250
       8,300  Maxxim Medical, Inc.*                                      246,925
     185,000  NovaCare, Inc.*                                            462,500
      54,000  Steris Corp.*                                            1,535,625
      25,650  United Payors & United
                Providers, Inc.*                                         731,025
                                                                    ------------
                                                                      10,969,000
--------------------------------------------------------------------------------
Electrical Equipment -- 1.9%
      22,600  Esterline Technologies Corp.*                              491,550
      82,000  Integrated Process Equipment Corp.*                        881,500
      17,500  Kopin Corp.*                                               367,500
      31,400  Plexus Corp.*                                            1,063,675
                                                                    ------------
                                                                       2,804,225
--------------------------------------------------------------------------------
Financial-Banks -- 3.1%
      22,900  Cullen Frost Bankers, Inc.                               1,256,638
      42,420  Peoples Heritage Financial Group                           848,400
      34,400  U.S. Bancorp, Inc.                                         683,700
      34,000  Valley National Bancorp                                    958,375
      23,100  Westamerica Bancorp                                        848,925
                                                                    ------------
                                                                       4,596,038
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

The Guardian Park Avenue Small Cap Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Financial-Other -- 2.3%
      13,000  Duff & Phelps Credit Rating Co.                       $    712,563
      23,300  Freedom Securities Corp.                                   352,413
       8,300  Jefferies Group, Inc.                                      411,887
      23,000  Mech Financial, Inc.                                       638,250
      30,000  Morgan Keegan, Inc.                                        564,375
      35,000  Ragen Mackenzie Group, Inc.*                               417,812
      14,700  Southwest Securities Group, Inc.                           295,838
                                                                    ------------
                                                                       3,393,138
--------------------------------------------------------------------------------
Financial-Thrift -- 0.5%
      10,500  Coast Federal Litigation Trust*                             69,562
      32,000  Waddell & Reed Financial, Inc.*                            758,000
                                                                    ------------
                                                                         827,562
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 8.0%
       6,500  Adolph Coors Co.*                                          366,844
      30,000  Bob Evans Farms, Inc.                                      781,875
      61,600  CKE Restaurants, Inc.                                    1,813,350
     107,800  Earthgrains Co.                                          3,335,062
      82,800  Fresh Foods, Inc.*                                         393,300
      17,300  McCormick & Co., Inc.                                      584,956
      83,000  Ralcorp Hldgs., Inc.*                                    1,514,750
      39,500  Ruby Tuesday, Inc.*                                        839,375
      32,000  Tootsie Roll Industries, Inc.                            1,252,000
      22,000  U.S. Foodservice*                                        1,078,000
                                                                    ------------
                                                                      11,959,512
--------------------------------------------------------------------------------
Household Products -- 0.6%
      87,000  Home Products Int'l., Inc.*                                864,563
--------------------------------------------------------------------------------
Insurance -- 9.2%
      45,600  American Heritage Life Investments                       1,114,350
      17,500  American Safety Insurance Group*                           168,437
      27,000  Chicago Title Corp.                                      1,267,312
      39,200  Enhance Financial Svcs. Group, Inc.                      1,176,000
      43,956  Fidelity National Financial, Inc.                        1,340,658
      12,000  Financial Sec. Assur. Hldgs. Ltd.                          651,000
      20,000  First American Financial Corp.                             642,500
      20,200  Harleysville Group, Inc.                                   521,413
      26,000  Landamerica Financial Group, Inc.*                       1,451,125
       3,800  Markel Corp.*                                              687,800
      72,400  Penn America Group, Inc.                                   656,125
       9,200  Philadelphia Consolid. Hldg. Corp.*                        208,150
      14,000  Reinsurance Group of America                               850,500
      71,000  State Auto Financial Corp.                                 878,625
      19,000  Stewart Information Svcs. Corp.                          1,102,000
      30,950  W.R. Berkley Corp.                                       1,054,234
                                                                    ------------
                                                                      13,770,229
--------------------------------------------------------------------------------
Lodging -- 0.8%
      24,000  Silverleaf Resorts, Inc.*                                  223,500
      66,400  Sunterra Corp.*                                            996,000
                                                                    ------------
                                                                       1,219,500
--------------------------------------------------------------------------------
Machinery and Equipment -- 4.7%
      16,200  AAR Corp.                                                  386,775
      25,000  Graco, Inc.                                                737,500
     114,000  JLG Industries, Inc.                                     1,781,250
      28,500  Manitowoc Co., Inc.                                      1,264,687
      61,000  Northwest Pipe Co.*                                        983,625
      10,500  SPX Corp.*                                                 703,500
      54,062  Varlen Corp.                                             1,246,805
                                                                    ------------
                                                                       7,104,142
--------------------------------------------------------------------------------
Merchandising-Food -- 0.6%
      67,400  Grand Union Co.*                                           825,650
--------------------------------------------------------------------------------
Merchandising-Special -- 6.5%
      49,000  1-800 Contacts, Inc.*                                      882,000
      27,000  Ames Department Stores, Inc.*                              729,000
      32,000  BJ's Wholesale Club, Inc.*                               1,482,000
      38,000  Eagle Hardware & Garden, Inc.*                           1,235,000
      21,000  Hughes Supply, Inc.                                        614,250
      48,000  Miami Computer Supplies*                                 1,182,000
      37,400  PC Connection, Inc.*                                       659,175
      49,500  Trans World Entertainment Corp.*                           943,594
      60,000  Zale Corp.*                                              1,935,000
                                                                    ------------
                                                                       9,662,019
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Cyclical -- 1.0%
      87,000  Nielsen Media Research, Inc.*                            1,566,000
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 2.5%
      22,000  A.C. Nielsen Corp.*                                        621,500
      40,000  Access Worldwide, Inc.*                                    335,000
      69,500  Innotrac Corp.*                                          1,259,688
      30,600  Valassis Communications, Inc.*                           1,579,725
                                                                    ------------
                                                                       3,795,913
--------------------------------------------------------------------------------
Oil and Gas Producing -- 1.1%
      53,000  Basin Exploration, Inc.*                                   665,812
      30,500  Callon Petroleum Co.*                                      354,562
      29,900  Chieftain Int'l., Inc.*                                    429,812
      19,000  Snyder Oil Corp.                                           252,938
                                                                    ------------
                                                                       1,703,124
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.8%
      74,000  B.J. Services Co.*                                       1,156,250
--------------------------------------------------------------------------------
Publishing-News -- 2.2%
      51,000  Harte-Hanks Communications                               1,453,500
       6,000  Pulitzer Publishing Co.                                    519,750
      45,600  World Color Press, Inc.*                                 1,387,950
                                                                    ------------
                                                                       3,361,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

The Guardian Park Avenue Small Cap Fund
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.4%
      18,000  Brandywine Realty Trust                              $    321,750
      13,000  CCA Prison Realty Trust*                                  266,500
      26,000  Colonial Pptys. Trust, Inc.                               692,250
      18,000  Kilroy Realty Corp.                                       414,000
     112,000  Stratus Pptys., Inc.*                                     420,000
                                                                   ------------
                                                                      2,114,500
-------------------------------------------------------------------------------
Textile-Apparel and Production -- 3.9%
      30,200  Columbia Sportswear Co.*                                  509,625
      44,000  Mohawk Industries, Inc.*                                1,850,750
      61,000  Shaw Industries, Inc.*                                  1,479,250
      55,000  Tropical Sportswear Int'l. Corp.*                       1,973,125
                                                                   ------------
                                                                      5,812,750
-------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.6%
       5,700  Central Parking Corp.                                     184,894
      25,700  Sea Containers Ltd.                                       769,394
                                                                   ------------
                                                                        954,288
-------------------------------------------------------------------------------
Utilities-Gas and Electric -- 3.9%
      31,600  BEC Energy*                                             1,301,525
      25,600  Black Hills Corp.*                                        675,200
      13,300  Central Hudson Gas & Elec. Corp.*                         595,175
      11,500  IPALCO Enterprises                                        637,531
      14,000  Minnesota Power & Light Co.                               616,000
      16,000  Otter Tail Power Co.                                      638,000
      36,000  TNP Enterprises, Inc.                                   1,365,750
                                                                   ------------
                                                                      5,829,181
-------------------------------------------------------------------------------
Utilities-Telecommunications -- 0.3%
      55,000  Startec Global Communications
                Corp.*                                             $    529,375
-------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $128,687,925)                                 145,582,322
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement-- 4.6%
-------------------------------------------------------------------------------
 Principal
  Amount                                                                   Value
-------------------------------------------------------------------------------
$  6,917,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $6,920,843 at 5.00%
              due 1/4/99 (collateralized by
              $7,060,000 Federal Home Loan
              Bank Notes, 5.03% due 10/29/99)                      $  6,917,000
-------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $6,917,000)                                     6,917,000
-------------------------------------------------------------------------------
Total Investments -- 101.9%
  (Cost $135,604,925)                                               152,499,322
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (1.9%)                                         (2,852,186)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $149,647,136
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o The Guardian Asset Allocation Fund

--------------------------------------------------------------------------------
Common Stocks -- 10.7%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 0.2%
       5,000  Precision Castparts Corp.                            $     221,250
       2,900  United Technologies Corp.                                  315,375
                                                                   -------------
                                                                         536,625
--------------------------------------------------------------------------------
Air Transportation -- 0.3%
       9,000  AMR Corp., DE*                                             534,375
       4,000  Continental Airlines, Inc.*                                134,000
                                                                   -------------
                                                                         668,375
--------------------------------------------------------------------------------
Automotive Parts -- 0.0%
       1,300  Meritor Automotive, Inc.                                    27,544
--------------------------------------------------------------------------------
Biotechnology -- 0.0%
         800  Amgen, Inc.*                                                83,650
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 0.1%
       2,289  Martin Marietta Materials, Inc.                            142,347
--------------------------------------------------------------------------------
Computer Software -- 1.3%
         300  ChoicePoint, Inc.*                                          19,350
      20,000  Microsoft Corp.*                                         2,773,750
                                                                   -------------
                                                                       2,793,100
--------------------------------------------------------------------------------
Computer Systems -- 1.4%
       6,300  Compaq Computer Corp.                                      264,206
       1,500  Honeywell, Inc.                                            112,969
      12,500  Lexmark Int'l. Group, Inc.*                              1,256,250
       6,000  Pitney Bowes, Inc.                                         396,375
      26,000  Storage Technology Corp.*                                  924,625
       3,000  Sun Microsystems, Inc.*                                    256,875
                                                                   -------------
                                                                       3,211,300
--------------------------------------------------------------------------------
Conglomerates -- 0.4%
      12,000  Textron, Inc.                                              911,250
--------------------------------------------------------------------------------
Drugs and Hospitals -- 0.9%
      10,000  Allegiance Corp.                                           466,250
       7,400  Bristol-Myers Squibb Corp.                                 990,213
       3,400  Pfizer, Inc.                                               426,487
       3,200  Schering-Plough Corp.*                                     176,800
                                                                  --------------
                                                                       2,059,750
--------------------------------------------------------------------------------
Electrical Equipment -- 1.9%
      40,200  General Electric Co.                                     4,102,913
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.0%
       2,500  Dynatech Corp.*                                              6,875
--------------------------------------------------------------------------------
Financial-Banks -- 0.6%
       3,750  Comerica, Inc.                                             255,703
       4,500  Firstar Corp.                                              419,625
       5,200  Mellon Bank Corp.                                          357,500
       4,500  Union BanCal Corp.                                         153,281
       2,400  Zions Bancorp                                              149,700
                                                                   -------------
                                                                       1,335,809
--------------------------------------------------------------------------------
Financial-Other -- 1.2%
      30,000  A.G. Edwards, Inc.*                                      1,117,500
       3,000  Countrywide Credit Industries, Inc.                        150,562
       7,200  Federal Home Loan Mortgage Corp.                           463,950
      12,000  Federal National Mortgage Assn.                            888,000
                                                                   -------------
                                                                       2,620,012
--------------------------------------------------------------------------------
Financial-Thrift -- 0.1%
       5,600  Astoria Financial Corp.                                    256,200
         575  Commercial Federal Corp.                                    13,333
                                                                   -------------
                                                                         269,533
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 0.1%
       1,600  Earthgrains Co.                                             49,500
       3,000  Interstate Bakeries Corp.                                   79,313
                                                                   -------------
                                                                         128,813
--------------------------------------------------------------------------------
Insurance -- 0.2%
          73  Berkshire Hathaway, Inc.*                                  172,725
       5,000  Hartford Financial Svcs. Group, Inc.                       274,375
         800  MBIA, Inc.*                                                 52,450
                                                                   -------------
                                                                         499,550
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 0.1%
       4,800  Dayton Hudson Corp.                                        260,400
--------------------------------------------------------------------------------
Merchandising-Drugs -- 0.1%
       5,304  CVS Corp.                                                  291,720
--------------------------------------------------------------------------------
Merchandising-Food -- 0.5%
      19,274  Safeway, Inc.*                                           1,174,509
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Cyclical -- 0.0%
         900  Nielsen Media Research, Inc.                                16,200
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.1%
       1,500  Interpublic Group Cos., Inc.                               119,625
--------------------------------------------------------------------------------
Oil and Gas Producing -- 0.2%
       6,300  Chieftain Int'l., Inc.*                                     90,562
      10,000  Devon Energy Corp.                                         306,875
                                                                   -------------
                                                                         397,437
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 0.1%
      16,700  Tesoro Petroleum, Inc.*                                    202,488
--------------------------------------------------------------------------------
Oil-Integrated-International -- 0.6%
       7,500  Chevron Corp.                                              622,031
      10,400  Exxon Corp.                                                760,500
                                                                   -------------
                                                                       1,382,531
--------------------------------------------------------------------------------
Publishing-News -- 0.1%
       3,400  Gannett Co., Inc.                                          219,300
--------------------------------------------------------------------------------
Utilities-Telecommunications -- 0.2%
       6,400  Ameritech Corp.                                            405,600
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $9,903,322)                                     23,867,256
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

The Guardian Asset Allocation Fund
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Mutual Funds -- 55.8%
-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Equity -- 35.6%
   1,527,172  The Guardian Park Avenue
                Fund, Class A                                      $ 79,236,468
Fixed Income -- 20.2%
   4,496,789  The Guardian Investment Quality
-------------------------------------------------------------------------------
                Bond Fund, Class A                                   44,925,662
-------------------------------------------------------------------------------
              Total Mutual Funds
                (Cost $117,241,901)                                 124,162,130
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 3.1%
-------------------------------------------------------------------------------
 Principal
   Amount                                                                 Value
-------------------------------------------------------------------------------
  $7,000,000  U.S. Treasury Bill, 4.35%
                due 6/10/99
                (Cost $6,864,667)                                  $  6,864,667
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Options -- 0.2%
-------------------------------------------------------------------------------
 Number of
 Contracts                                                                Value
-------------------------------------------------------------------------------
         130  U.S. Treasury Bond Futures
                Expires May, 1999
                Exercise price $128
                (Cost $354,751)                                    $    371,719
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Short-term Investments -- 9.4%
-------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
-------------------------------------------------------------------------------
  $7,000,000  Ford Motor Credit Co.
                5.16%, due 1/22/99                                 $  6,978,930
   7,000,000  Household Financial Corp.
                5.18%, due 1/14/99                                    6,986,906
   7,000,000  Lucent Technologies Co., Inc.
                5.12%, due 2/4/99                                     6,966,151
-------------------------------------------------------------------------------
              Total Short-term Investments
                (Cost $20,931,987)                                   20,931,987
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 20.8%
-------------------------------------------------------------------------------
 Principal
  Amount                                                                  Value
-------------------------------------------------------------------------------
 $46,216,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $46,241,676 at 5.00%,
              due 1/4/99 (collateralized by
              $47,150,000 Federal National
              Mtg. Assn. Notes, 5.81%,
              due 4/06/00)                                         $ 46,216,000
-------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $46,216,000)                                   46,216,000
-------------------------------------------------------------------------------
Total Investments -- 100.0%
 (Cost $201,512,628)                                                222,413,759
Liabilities in Excess of Cash, Receivables
 and Other Assets-- 0.0%                                                (41,533)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $222,372,226
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Purchased Futures Contracts
-------------------------------------------------------------------------------
                                                                   Unrealized
  Contract        Description                  Expiration          Appreciation
-------------------------------------------------------------------------------
    178       S&P 500 Stock Index              March, 1999         $  3,453,627

At December 31, 1998 the Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts and had set aside $3,000,000 U.S. Treasury Bill due 6/10/99 as collateral.

--------------------------------------------------------------------------------
See notes to financial statements.

o The Guardian Baillie Gifford International Fund

--------------------------------------------------------------------------------
Common Stocks -- 98.5%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Australia -- 1.8%
  Banks -- 1.1%
      34,900  Commonwealth Bank of Australia*                       $    495,367
      43,630  National Australia Bank                                    657,698
  Beverages -- 0.5%
     181,400  Fosters Brewing Group                                      491,322
  Business Services -- 0.2%
       9,360  Brambles Industries Ltd.                                   227,992
                                                                    ------------
                                                                       1,872,379
--------------------------------------------------------------------------------
Chile -- 0.0%
  Mutual Fund -- 0.0%
       2,010  Genesis Chile Fund                                          49,748
--------------------------------------------------------------------------------
France -- 6.8%
  Construction Materials -- 2.2%
      24,300  Lafarge                                                  2,307,870
  Financial Services -- 3.2%
      22,800  AXA UAP                                                  3,303,166
  Oil-Integrated -- 1.4%
      12,500  Elf Aquitaine                                            1,444,285
                                                                    ------------
                                                                       7,055,321
--------------------------------------------------------------------------------
Germany -- 15.1%
  Automobiles -- 1.9%
       2,145  Bayerische Motoren Werke AG                              1,664,158
         429  Bayerische Motoren Werke AG-- New*                         317,902
  Banks -- 1.9%
      25,000  Bayerische Vereinsbank AG                                1,957,578
  Chemicals -- 1.0%
      27,880  BASF AG                                                  1,063,943
  Drugs and Health Care-- 0.9%
      13,590  GEHE AG                                                    937,748
  Footwear -- 1.2%
      11,440  Adidas AG                                                1,242,434
  Industrial Machineries -- 4.3%
      38,900  Mannesmann AG                                            4,458,118
  Insurance -- 1.8%
       3,955  Munchener Ruckvers                                       1,915,088
  Software -- 2.1%
       5,000  SAP AG                                                   2,160,086
                                                                    ------------
                                                                      15,717,055
--------------------------------------------------------------------------------
Hong Kong -- 1.0%
  Conglomerates -- 0.7%
     113,000  Hutchison Whampoa                                          798,538
  Real Estate -- 0.3%
      39,000  Cheung Kong Hldgs.*                                        280,635
                                                                    ------------
                                                                       1,079,173
--------------------------------------------------------------------------------
Hungary -- 0.3%
  Pharmaceuticals -- 0.3%
       7,180  Richter Gedeon VEG                                         305,819
--------------------------------------------------------------------------------
Ireland -- 3.6%
  Banks -- 1.8%
     105,000  Allied Irish Bank                                        1,876,855
  Construction Materials -- 1.8%
     110,000  CRH PLC                                                  1,879,655
                                                                    ------------
                                                                       3,756,510
--------------------------------------------------------------------------------
Italy -- 8.8%
  Banks -- 4.5%
   1,271,000  Banco di Roma*                                           2,152,348
     142,700  Sao Paolo IMI SPA*                                       2,520,088
  Telecommunications -- 4.3%
     720,900  Olivetti SPA*                                            2,506,985
     238,000  Telecom. Italia SPA                                      2,029,575
                                                                    ------------
                                                                       9,208,996
--------------------------------------------------------------------------------
Japan -- 15.1%
  Automotive -- 0.5%
      16,000  Honda Motor Co.                                            525,077
  Automotive Parts -- 0.7%
      39,000  Denso Corp.                                                721,008
  Chemicals -- 1.3%
      62,000  Kao Corp.                                                1,398,496
  Drugs and Health Care -- 1.0%
      46,000  Sankyo Co.                                               1,005,042
  Electronics -- 3.1%
      26,000  Canon, Inc.                                                555,418
      95,000  Matsushita Electric Works                                  970,588
       6,000  Rohm Co.                                                   546,130
       7,200  Sony Corp.                                                 524,158
       7,000  TDK Corp.                                                  639,629
  Financial Services -- 3.4%
      22,900  Credit Saison Co.                                          564,144
      56,000  Nomura Securities Co. Ltd.*                                487,926
      19,100  Promise Co.                                                993,437
 105,000,000  Sanwa Int'l. Financial                                     740,712
       2,200  Shohkoh Fund & Co.                                         708,359
  Leisure Products -- 0.4%
       3,000  Toho Co.                                                   410,792
  Merchandising-Mass -- 0.7%
       5,100  Ryohin Keikaku Co. Ltd.                                    678,947
  Photography -- 0.7%
      21,000  Fuji Photo Film Co.                                        780,186
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
  Retail Trade -- 1.1%
      17,000  Ito Yokado Co.                                        $  1,187,970
  Telecommunications -- 2.2%
         140  Nippon Tele. & Tel. Corp.                                1,079,876
          29  NTT Mobile Comm. Network, Inc.*                          1,192,835
                                                                    ------------
                                                                      15,710,730
--------------------------------------------------------------------------------
Netherlands -- 3.5%
  Broadcasting and Publishing -- 2.2%
      61,200  Ver Ned Uitgevers                                        2,306,361
  Computer Services -- 1.3%
      50,300  CMG PLC                                                  1,325,305
                                                                    ------------
                                                                       3,631,666
--------------------------------------------------------------------------------
New Zealand -- 0.1%
  Telecommunications -- 0.1%
      60,510  Telecom. Corp. of New Zealand                              132,139
--------------------------------------------------------------------------------
People's Republic of China -- 0.4%
  Telecommunications -- 0.4%
     256,000  China Telecom.*                                            442,769
--------------------------------------------------------------------------------
Poland -- 0.9%
  Electrical Equipment -- 0.9%
      85,000  Elektrim                                                   920,228
--------------------------------------------------------------------------------
Singapore -- 0.6%
  Publishing -- 0.6%
      53,197  Singapore Press Hldgs.                                     579,979
--------------------------------------------------------------------------------
Spain -- 5.5%
  Banks -- 1.7%
      86,200  Banco Santander S.A.                                     1,710,414
  Construction and Housing -- 3.8%
      48,600  Acciona S.A.                                             3,963,369
                                                                    ------------
                                                                       5,673,783
--------------------------------------------------------------------------------
Sweden -- 2.2%
  Construction and Mining Equipment -- 0.7%
      37,000  Atlas Copco AB                                             801,497
  Telecommunications -- 1.5%
      64,780  LM Ericsson                                              1,538,812
                                                                    ------------
                                                                       2,340,309
--------------------------------------------------------------------------------
Switzerland -- 9.7%
  Business Services -- 1.3%
       3,000  Adecco S.A.                                              1,369,295
  Insurance -- 2.7%
       3,740  Zurich Allied AG*                                        2,768,858
  Pharmaceuticals -- 3.5%
       1,870  Novartis AG                                              3,675,475
  Telecommunications -- 2.2%
       5,415  Swisscom AG*                                             2,266,597
                                                                    ------------
                                                                      10,080,225
--------------------------------------------------------------------------------
United Kingdom -- 23.1%
  Banks -- 3.5%
      36,000  Barclays*                                                  780,528
      49,000  Halifax PLC*                                               692,993
     112,000  Lloyds TSB Group PLC                                     1,594,684
      24,500  National Westminster Bank Co. PLC                          474,207
  Conglomerates -- 3.4%
     189,000  Hanson PLC                                               1,504,087
     155,000  Rentokil Initial PLC                                     1,171,706
     153,461  Williams Hldgs.                                            877,066
  Data Services -- 0.4%
      34,666  Reuters Group PLC                                          365,724
  Drugs and Health Care -- 4.1%
      96,000  Glaxo Wellcome                                           3,304,735
      73,000  Smithkline Beecham                                       1,011,727
  Electronics -- 0.3%
      52,000  Electrocomponents                                          342,981
  Financial Services -- 0.7%
      43,000  CGU PLC                                                    677,970
  Food, Beverage and Tobacco-- 2.0%
     132,800  Imperial Tobacco                                         1,389,998
      55,929  Whitbread                                                  717,348
  Industrial Machineries -- 0.6%
      43,000  Smiths Industries PLC*                                     616,531
  Insurance -- 0.6%
      42,000  Prudential Corp.                                           640,690
  Leisure Products -- 1.5%
      39,000  Granada Group                                              683,585
     341,000  Thomson Travel Group                                       929,124
  Newspapers -- 0.2%
      40,000  Southnews PLC                                              245,223
  Oil-International -- 1.8%
     126,847  BP Amoco PLC                                             1,888,269
  Telecommunications -- 2.8%
      74,000  British Telecom.                                         1,120,020
      53,373  Cable & Wireless Co.*                                      486,821
      78,000  Vodafone Group                                           1,267,387
  Transportation -- 1.2%
      61,000  BAA PLC                                                    716,514
     125,000  Stagecoach Hldgs.                                          500,498
                                                                    ------------
                                                                      24,000,416
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $78,346,682)                                   102,557,245
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
  $1,033,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $1,033,459 at 4.00%
              due 1/4/99 (collateralized
              by $1,060,000 U.S. Treasury
              Notes, 7.875% due 11/15/04)                           $  1,033,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
               (Cost $1,033,000)                                       1,033,000
--------------------------------------------------------------------------------
Total Investments -- 99.5%
 (Cost $79,379,682)                                                  103,590,245
Cash, Receivables and Other Assets
  Less Liabilities -- 0.5%                                               497,313
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                                 $104,087,558
--------------------------------------------------------------------------------

Glossary of terms:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

o The Guardian Baillie Gifford Emerging Markets Fund

--------------------------------------------------------------------------------
Common Stocks -- 79.0%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Argentina -- 5.0%
  Gas Distribution -- 0.9%
      17,128  Transportadora de Gas Del
                Sur ADR*                                            $    173,421
  Oil and Gas -- 0.5%
      20,328  Perez Companc S.A.                                          86,064
  Real Estate -- 1.2%
       7,328  IRSA Inversiones Y Represente GDR                          203,816
  Retail-Food -- 1.3%
      29,712  Imp. Y Exp. Patagonia                                      231,962
  Telecommunications -- 1.1%
       6,900  Telefonica de Argentina S.A. ADR                           192,769
                                                                    ------------
                                                                         888,032
--------------------------------------------------------------------------------
Brazil -- 13.3%
  Banks -- 0.9%
     340,000  Banco Itau S.A.                                            166,016
  Food, Beverage and Tobacco -- 0.9%
     280,000  Comp. Cerv. Ria Brahma                                     122,353
   4,700,000  Comp. Lorenz                                                35,007
  Industrial Machineries -- 2.2%
      36,866  Elevadores Atlas                                           396,638
  Real Estate -- 0.5%
       6,500  Brazil Realty S.A. GDR                                      81,768
  Retail-Appliances -- 0.5%
      24,500  Globex Utilidades*                                          85,161
  Retail-Food -- 2.1%
      24,508  Comp. Brasileiras de Dist. ADR                             379,874
  Telecommunications -- 2.7%
  11,453,000  Telecom. Centro Sul Participacoes*                          99,431
   1,800,000  Telecom. de Sao Paolo S.A.*                                154,928
  22,943,000  Telecom. Sudeste Celular Participacoes*                     96,838
  17,500,000  Telesp. Celular Participacoes*                             128,900
  Textile-Apparel and Production -- 1.0%
      83,700  Confeccoes Guararapes S.A.                                 173,177
  Tobacco -- 1.5%
      40,000  Souza Cruz (Cia)                                           258,214
  Utilities-Electric and Water -- 1.0%
   8,500,000  Comp. Energetica de Minas                                  161,797
   1,020,396  Emp. Bandeirante de Energia S.A.*                           10,978
                                                                    ------------
                                                                       2,351,080
--------------------------------------------------------------------------------
Chile -- 2.2%
  Chemicals -- 1.1%
       5,700  Sociedad Quimica Y Minera
                de Chile S.A. ADR                                        192,019
  Mining -- 0.5%
      30,420  Antofagasta Hldgs.                                          90,972
  Mutual Funds -- 0.6%
       4,310  Genesis Chile Fund                                         106,673
                                                                    ------------
                                                                         389,664
--------------------------------------------------------------------------------
Colombia -- 0.5%
  Banks -- 0.5%
       8,600  Banco Ganadero S.A. ADR                                     77,938
--------------------------------------------------------------------------------
Czech Republic -- 2.0%
  Financial Services -- 0.5%
      13,000  IKS KB Plus                                                 86,192
  Telecommunications -- 1.5%
      18,000  SPT Telecom. AS*                                           274,667
                                                                    ------------
                                                                         360,859
--------------------------------------------------------------------------------
Greece -- 2.3%
  Telecommunications -- 2.3%
       5,980  OTE - S.A. Telecom. Org.*                                  159,179
       9,150  Panafon Hellenic Telecom. S.A.*                            245,194
                                                                    ------------
                                                                         404,373
--------------------------------------------------------------------------------
Hungary -- 6.9%
  Food, Beverage and Tobacco -- 1.7%
       7,000  Pick Szeged RT                                             297,340
  Lodging -- 1.7%
      14,322  Danubius Hotel*                                            299,857
  Pharmaceuticals -- 1.9%
       8,000  Richter Gedeon VEG                                         340,746
  Plastics -- 1.6%
      10,000  Pannonplast                                                282,949
                                                                    ------------
                                                                       1,220,892
--------------------------------------------------------------------------------
India -- 4.1%
  Mutual Funds -- 3.0%
      22,000  India I.T. Fund Ltd.*                                      247,500
      32,000  Indian Opportunity Fund*                                   276,000
  Telecommunications -- 1.1%
      17,000  Mahanagar Telephone Nigam
                Ltd. GDR*                                                207,400
                                                                    ------------
                                                                         730,900
--------------------------------------------------------------------------------
Israel -- 1.1%
  Electronic Equipments -- 1.1%
       5,400  ECI Telecom. Ltd.*                                         192,375
--------------------------------------------------------------------------------
Malaysia -- 0.1%
  Food, Beverage and Tobacco -- 0.1%
      32,000  RJ Reynolds Berhad                                          25,347
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

The Guardian Baillie Gifford Emerging Markets Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Mexico -- 14.7%
  Conglomerates -- 1.6%
       5,900  Fomento Economico
                Mexicano ADR*                                       $    157,088
      40,000  Grupo Carso S.A. de C.V.                                   135,864
  Financial Services -- 1.4%
     296,600  Grupo Financiero Banorte*                                  254,477
  Food, Beverage and Tobacco -- 3.1%
      75,250  Grupo Continental                                          181,916
      80,000  Grupo Industrial Bimbo S.A.                                153,427
      17,574  Grupo Industrial Maseca S.A.
                de C.V. ADR*                                             218,577
  Media and Entertainment -- 3.6%
     180,000  Corp. Interamericana Entretenimiento*                      490,562
       5,700  Grupo Television S.A. de C.V. ADR*                         140,719
  Real Estate -- 1.2%
      74,900  Corp. Geo S.A.*                                            207,909
  Retail Trade -- 1.6%
      11,400  Grupo Elektra S.A. GDR                                      57,000
      69,040  Organiz. Soriana                                           223,002
  Telecommunications -- 2.2%
      49,834  Grupo Carso Global Telecom.*                               168,008
       4,400  Telefonos de Mexico S.A. ADR                               214,225
                                                                    ------------
                                                                       2,602,774
--------------------------------------------------------------------------------
People's Republic of China -- 1.8%
  Household Products -- 1.2%
     236,000  Guandong Kelon Elec. Hldgs.                                210,181
  Utilities-Electric -- 0.6%
     354,000  Beijing Datang Power Gen. Co.                              106,233
                                                                    ------------
                                                                         316,414
--------------------------------------------------------------------------------
Peru -- 1.5%
  Mining -- 0.7%
      10,200  Comp. De Minas Buenaventura ADR                            132,600
  Telecommunications -- 0.8%
      10,750  Telefonica del Peru S.A. ADR                               136,391
                                                                    ------------
                                                                         268,991
--------------------------------------------------------------------------------
Philippines -- 0.4%
  Business Services -- 0.4%
     900,000  Int'l. Container Terminal Svcs.*                            75,193
--------------------------------------------------------------------------------
Poland-- 6.9%
  Banks -- 4.1%
      25,000  Bank Handlowy Warsaw                                       308,405
      17,620  Bank Roswoju Eksport                                       406,615
  Electrical Equipments -- 1.8%
      30,000  Elektrim                                                   324,786
  Telecommunications -- 1.0%
      34,470  Telekomunikacja Polska GDR*                                175,797
                                                                    ------------
                                                                       1,215,603
--------------------------------------------------------------------------------
Portugal -- 0.8%
  Financial Services -- 0.8%
       4,380  Comp. de Seguros Tranquilidade                             139,853
--------------------------------------------------------------------------------
Singapore -- 0.3%
  Construction -- 0.3%
      48,000  Clipsal Industries Ltd.                                     48,000
--------------------------------------------------------------------------------
South Africa -- 4.9%
  Brewing -- 1.5%
      15,148  South African Breweries                                    255,111
  Conglomerates -- 1.2%
      35,000  Rembrandt Group Ltd.*                                      207,969
  Consumer Goods -- 1.2%
      96,000  Ellerine Hldgs.                                            206,984
  Miscellaneous-Financial -- 0.6%
       4,000  Anglo American Corp. of South Africa                       112,592
  Retail-Mass -- 0.4%
      18,870  Pepkor Ltd.*                                                78,488
                                                                    ------------
                                                                         861,144
--------------------------------------------------------------------------------
South Korea -- 4.2%
  Metals and Steel -- 4.2%
      44,000  Pohang Iron & Steel Co. Ltd. ADR                           742,500
--------------------------------------------------------------------------------
Sri Lanka -- 1.7%
  Banks -- 0.6%
      52,000  National Development Bank                                   97,267
  Conglomerates -- 1.1%
      62,000  John Keels Hldgs.*                                         202,046
                                                                    ------------
                                                                         299,313
--------------------------------------------------------------------------------
Taiwan -- 2.8%
  Drugs and Health Care -- 0.7%
     154,000  Test Rite Int'l.*                                          115,667
  Electronics and Instruments -- 0.8%
      73,000  Taiwan Secom*                                              140,472
  Insurance -- 0.8%
      46,000  Cathay Life Insurance Co. Ltd.*                            148,479
  Miscellaneous-Cons. Growth Cyclical -- 0.5%
      50,000  Lee Chi Enterprises Co. Ltd.*                               96,214
                                                                    ------------
                                                                         500,832
--------------------------------------------------------------------------------
United Kingdom -- 1.5%
  Food and Beverage -- 0.8%
      80,000  Coca Cola Beverage*                                        140,887
  Mutual Funds -- 0.7%
       7,450  East Europe Development Fund*                              131,418
                                                                    ------------
                                                                         272,305
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $16,615,427)                                    13,984,382
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

The Guardian Baillie Gifford Emerging Markets Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
     830,000  Telecom. de Sao Paolo S.A.
                (Cost $146,948)                                     $    113,135
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Bonds -- 6.6%
--------------------------------------------------------------------------------
 Principal
  Amount                                                                   Value
--------------------------------------------------------------------------------
 $   117,000  Ashanti Capital
                5.50% due 3/15/03                                   $     96,963
     260,000  Metro Pacific Capital
                2.50% due 4/11/03                                        232,375
     450,000  Orient Semiconductor Elect. Ltd.
                1.50% due 2/26/03                                        414,563
     430,000  Siliconware Precision Industries
                .50% due 7/21/04                                         434,429
--------------------------------------------------------------------------------
              Total Convertible Bonds
                (Cost $1,215,819)                                      1,178,330
--------------------------------------------------------------------------------
Repurchase Agreement -- 11.0%
--------------------------------------------------------------------------------
 Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
 $ 1,945,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $1,945,864 at 4.00%
              due 1/4/99 (collateralized
              by $1,990,000 U.S
              Treasury Bonds, 7.25%
              due 5/15/16)                                           $ 1,945,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $1,945,000)                                      1,945,000
--------------------------------------------------------------------------------
Total Investments -- 97.2%
  (Cost $19,923,194)                                                  17,220,847
Cash, Receivables and Other Assets
  Less Liabilities-- 2.8%                                                487,994
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                                  $17,708,841
--------------------------------------------------------------------------------

Glossary of terms:
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

o The Guardian Investment Quality Bond Fund

--------------------------------------------------------------------------------
Asset Backed -- 6.3%
--------------------------------------------------------------------------------
 Principal
  Amount                                                                   Value
--------------------------------------------------------------------------------
 $   500,000  Amresco 1997-1 M1F
                7.42% due 3/25/27                                   $    503,590
     400,000  California Infrastructure
                Dev. 1997-1 A7
                6.42% due 9/25/08                                        416,568
   2,000,000  Comed Transitional Funding
                Tr. 1998 A3
                5.34% due 3/25/04                                      2,001,600
   1,500,000  Illinois Power Supply Purp.
                Tr. 1998-1 A5
                5.38% due 6/25/07                                      1,489,050
   1,565,000  Premier Auto Tr. 1997-2 B
                6.53% due 12/6/03                                      1,598,913
   1,200,000  Sears Cr. Account Master 1998-1 A
                5.80% due 8/15/05                                      1,207,560
   1,740,000  UCFC Loan Tr. 1997-D A6
                7.095% due 4/15/27                                     1,763,264
--------------------------------------------------------------------------------
              Total Asset Backed
                (Cost $8,915,648)                                      8,980,545
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds -- 27.0%
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.5%
 $ 1,000,000  Lockheed Martin Corp.
                6.55% due 5/15/99                                      1,003,580
   1,250,000  Raytheon Co.+
                6.40% due 12/15/18                                     1,234,324
                                                                    ------------
                                                                       2,237,904
--------------------------------------------------------------------------------
Automotive Parts -- 0.9%
   1,250,000  Autozone, Inc.
                6.00% due 11/1/03                                      1,239,289
--------------------------------------------------------------------------------
Banks-- 0.9%
   1,250,000  First Union Bank, Charlotte N.C.
                5.80% due 12/1/08                                      1,247,340
--------------------------------------------------------------------------------
Beverage-- 0.9%
   1,250,000  Joseph E. Seagram & Sons, Inc.
                6.40% due 12/15/03                                     1,240,903
--------------------------------------------------------------------------------
Building Products -- 0.7%
   1,000,000  Lafarge Corp.
                6.375% due 7/15/05                                     1,025,649
--------------------------------------------------------------------------------
Entertainment -- 1.8%
   1,250,000  Time Warner, Inc.
                6.95% due 1/15/28                                      1,323,996
   1,250,000  Time Warner, Inc.
                6.625% due 5/15/29                                     1,270,517
                                                                    ------------
                                                                       2,594,513
--------------------------------------------------------------------------------
Financial-Other -- 4.2%
   1,000,000  Associates Corp. of North America
                5.85% due 1/15/01                                      1,007,203
   1,250,000  Donaldson Lufkin & Jenrette
                Sec. Corp.
                6.11% due 5/15/01                                      1,252,813
   2,500,000  Lehman Brothers Hldgs., Inc.
                6.00% due 2/26/01                                      2,481,760
   1,250,000  PaineWebber Group, Inc.
                6.45% due 12/1/03                                      1,254,226
                                                                    ------------
                                                                       5,996,002
--------------------------------------------------------------------------------
Homebuilders -- 0.9%
   1,250,000  Marlin Water Trust/Cap.+
                7.09% due 12/15/01                                     1,255,821
--------------------------------------------------------------------------------
Hospital-Supplies -- 0.7%
   1,000,000  Mallinckrodt, Inc.+
                6.30% due 3/15/11                                        998,674
--------------------------------------------------------------------------------
Household Products -- 0.9%
   1,250,000  U.S. Filter Corp.
                6.375% due 5/15/01                                     1,240,905
--------------------------------------------------------------------------------
Insurance -- 1.6%
   1,300,000  Conseco, Inc.
                6.40% due 6/15/01                                      1,244,164
     950,000  Zurich Capital Tr.+
                8.376% due 6/1/37                                      1,054,281
                                                                    ------------
                                                                       2,298,445
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 0.9%
   1,250,000  Federated Department Stores, Inc.
                6.125% due 9/1/01                                      1,263,714
--------------------------------------------------------------------------------
Merchandising-Mass -- 0.9%
   1,250,000  Aramark Services, Inc.
                6.75% due 8/1/04                                       1,256,102
--------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 0.9%
   1,250,000  Ikon Capital, Inc.
                6.73% due 6/15/01                                      1,220,945
--------------------------------------------------------------------------------
Miscellaneous-Financial -- 0.9%
   1,250,000  Comdisco, Inc.
                6.13% due 8/1/01                                       1,243,211
--------------------------------------------------------------------------------
Oil and Gas Producing -- 0.7%
   1,000,000  Vastar Resources, Inc.
                6.00% due 4/20/00                                      1,001,363
--------------------------------------------------------------------------------
Telecommunications -- 4.1%
   1,000,000  Cox Communications, Inc.
                6.95% due 1/15/28                                      1,043,058
   1,250,000  MCI WorldCom, Inc.
                6.95% due 8/15/28                                      1,344,075
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+ Rule 144A restricted security.              See notes to financial statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
 Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
 $ 2,750,000  Sprint Capital Corp.
                6.875% due 11/15/28                                 $  2,855,551
     500,000  TCI Communications, Inc.
                7.125% due 2/15/28                                       545,303
                                                                    ------------
                                                                       5,787,987
--------------------------------------------------------------------------------
Utilities-Electric -- 1.0%
   1,400,000  Niagara Mohawk Power Corp.
                6.875% due 3/1/01                                      1,432,858
--------------------------------------------------------------------------------
Utilities-Gas and Pipeline -- 2.6%
   1,250,000  Williams Cos., Inc.
                6.50% due 8/1/06                                       1,254,188
   2,500,000  Williams Cos., Inc.+
                5.95% due 2/15/00                                      2,498,227
                                                                    ------------
                                                                       3,752,415
--------------------------------------------------------------------------------
              Total Corporate Bonds
                (Cost $38,053,469)                                    38,334,040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Collateralized Mortgage Obligation -- 1.0%
--------------------------------------------------------------------------------
 $ 1,448,025  GE Capital Mortgage Svcs., Inc.
                1996-3A7 7.00% due 3/25/26
                (Cost $1,450,074)                                      1,455,334
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 23.7%
--------------------------------------------------------------------------------
 $ 9,300,000  FHLMC TBA
                6.50% (30 yr.) (a)                                     9,373,395
      55,212  FHLMC Pool # C15287
                6.50% due 9/1/28                                          55,627
     971,387  FHLMC Pool # C15685
                6.50% due 9/1/28                                         978,682
     506,392  FHLMC Pool # C16257
                6.50% due 10/1/28                                        510,195
     502,771  FHLMC Pool # C16258
                6.50% due 10/1/28                                        506,547
     999,566  FHLMC Pool # C16776
                6.50% due 10/1/28                                      1,007,073
     467,967  FHLMC Pool # C16778
                6.50% due 10/1/28                                        471,481
      30,755  FHLMC Pool # C16999
                6.50% due 10/1/28                                         30,986
     150,359  FHLMC Pool # E54124
                7.00% due 8/1/08                                         153,801
     150,752  FHLMC Pool # G00454
                6.50% due 2/1/26                                         151,858
     800,000  FNMA TBA
                7.00% (30 yr.) (a)                                       816,257
   3,500,000  FNMA TBA
                6.50% (30 yr.) (a)                                     3,524,094
   4,500,000  FNMA TBA
                6.00% (30 yr.) (a)                                     4,441,900
      73,690  FNMA Pool # 050989
                7.00% due 2/1/09                                          75,331
      27,927  FNMA Pool # 250993
                7.00% due 7/1/12                                          28,542
     492,741  FNMA Pool # 251568
                6.50% due 3/1/28                                         496,132
      19,327  FNMA Pool # 336526
                6.50% due 3/1/26                                          19,463
       5,289  FNMA Pool # 339760
                7.50% due 5/1/27                                           5,432
     706,228  FNMA Pool # 349957
                6.50% due 7/1/11                                         716,376
      30,887  FNMA Pool # 392283
                7.00% due 6/1/12                                          31,566
     408,877  FNMA Pool # 395044
                7.00% due 12/1/12                                        417,876
      37,029  FNMA Pool # 395781
                7.00% due 10/1/27                                         37,783
     497,225  FNMA Pool # 408825
                6.50% due 2/1/28                                         500,646
     462,984  FNMA Pool # 416606
                6.50% due 11/1/28                                        466,170
     478,414  FNMA Pool # 419273
                6.50% due 3/1/13                                         485,294
     458,852  FNMA Pool # 424155
                6.50% due 4/1/28                                         462,009
     504,243  FNMA Pool # 429534
                6.50% due 6/1/28                                         507,712
     547,510  FNMA Pool # 433385
                6.50% due 7/1/13                                         555,383
     704,116  FNMA Pool # 435589
                6.50% due 7/1/13                                         714,242
     256,905  FNMA Pool # 435942
                6.50% due 7/1/13                                         260,600
     201,413  FNMA Pool # 437177
                6.50% due 9/1/28                                         202,798
     988,645  FNMA Pool # 440723
                6.50% due 11/1/28                                        995,447
   1,001,622  FNMA Pool # 442281
                6.50% due 10/1/28                                      1,008,513
     545,782  FNMA Pool # 442370
                6.50% due 10/1/28                                        549,537
     511,036  FNMA Pool # 444986
                6.50% due 10/1/28                                        514,552
     655,695  FNMA Pool # 447071
                6.50% due 11/1/28                                        660,206
   1,004,264  FNMA Pool # 447954
                6.50% due 10/1/28                                      1,011,173
--------------------------------------------------------------------------------
+ Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
 Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
 $   996,698  FNMA Pool  448635
                6.50% due 11/1/28                                 $    1,003,555
--------------------------------------------------------------------------------
              Total Mortgage Pass-Throughs
                (Cost $33,617,239)                                    33,748,234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 40.0%
--------------------------------------------------------------------------------
 $ 3,475,000  U.S. Treasury Bonds
                6.625% due 2/15/27                                     4,110,275
     700,000  U.S. Treasury Bonds
                6.50% due 11/15/26                                       814,625
   4,370,000  U.S. Treasury Bonds
                6.125% due 11/15/27                                    4,894,400
     500,000  U.S. Treasury Notes
                7.875% due 11/15/04                                      579,219
   5,600,000  U.S. Treasury Notes
                6.50% due 5/15/05                                      6,137,253
   5,250,000  U.S. Treasury Notes
                6.00% due 8/15/00                                      5,358,281
     200,000  U.S. Treasury Notes
                5.875% due 11/15/05                                      213,375
   3,550,000  U.S. Treasury Notes
                5.75% due 8/15/03                                      3,705,312
   6,900,000  U.S. Treasury Notes
                5.50% due 5/31/00                                      6,979,785
   9,350,000  U.S. Treasury Notes
                5.375% due 6/30/00                                     9,446,427
   3,350,000  U.S. Treasury Notes
                5.25% due 8/15/03                                      3,433,750
   3,900,000  U.S. Treasury Notes
                4.75% due 11/15/08(b)                                  3,930,471
   5,850,000  U.S. Treasury Notes
                4.625% due 11/30/00(b)                                 5,853,656
   1,400,000  U.S. Treasury Notes
                4.25% due 11/15/03                                     1,381,626
--------------------------------------------------------------------------------
              Total U.S. Government Securities
                (Cost $56,218,257)                                    56,838,455
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper -- 20.2%
--------------------------------------------------------------------------------
Automotive -- 4.5%
 $ 5,000,000  Ford Motor Credit Co.
                5.76% due 1/4/99(b)                               $    4,997,600
   1,478,000  General Motors Acceptance Corp.
                 5.73% due 1/4/99(b)                                   1,477,294
                                                                  --------------
                                                                       6,474,894
--------------------------------------------------------------------------------
Banks -- 4.2%
 $ 5,102,000  Bank of Montreal
                5.215% due 1/14/99(a)                                  5,092,392
     823,000  Bank of Nova Scotia
                5.36% due 1/20/99(a)                                     820,672
                                                                  --------------
                                                                       5,913,064
--------------------------------------------------------------------------------
Chemicals -- 2.7%
   3,861,000  Morton Int'l., Inc.
                5.15% due 2/11/99(a)                                   3,838,354
--------------------------------------------------------------------------------
Conglomerates-- 4.5%
   2,500,000  BTR Dunlop Finance, Inc.
                5.30% due 1/14/99(a)                                   2,495,215
   3,907,000  Koch Industries
                5.25% due 1/4/99(b)                                    3,905,291
                                                                   -------------
                                                                       6,400,506
--------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 2.8%
   4,000,000  Hertz Corp.
                5.27% due 1/14/99(a)                                   3,992,388
--------------------------------------------------------------------------------
Publishing-News-- 1.5%
   2,107,000  Knight Ridder, Inc.
                5.40% due 1/14/99(a)                                   2,102,891
--------------------------------------------------------------------------------
              Total Commercial Paper
                (Cost $28,722,097)                                    28,722,097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
--------------------------------------------------------------------------------
 $ 1,472,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $1,472,818 at 5.00%
              due 1/4/99 (collateralized
              by Federal Home Loan Bank
              Notes, $1,505,000,
              5.03% due 10/29/99)                                  $   1,472,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $1,472,000)                                      1,472,000
--------------------------------------------------------------------------------
Total Investments-119.2%
  (Cost $168,448,784)                                                169,550,705
Payables for Reverse Repurchase
  Agreements(b) -- (6.9%)                                            (9,776,813)
Payables for Mortgage Pass-Throughs
  Delayed Delivery Securities(a) -- (12.7%)                         (18,155,646)
Cash, Receivables and Other Assets
  Less Liabilities-- 0.4%                                                580,388
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                                 $142,198,634
--------------------------------------------------------------------------------

(a) Commercial paper with the total amount of $18,341,912 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $10,380,185 is segregated to cover reverse repurchase agreements.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

o The Guardian High Yield Bond Fund

--------------------------------------------------------------------------------
Fixed Income -- 96.1%
--------------------------------------------------------------------------------
                                                      Rating
 Principal                                           Moody's/
   Amount                                              S&P*                Value
--------------------------------------------------------------------------------
Aerospace -- 4.7%
 $ 1,500,000  K & F Ind., Inc.
              Sr. Sub. Nt. Ser. B
              9.25% due 10/15/07                       B3/B-        $  1,518,750
   1,000,000  Kellstrom Ind., Inc.
              Sub. Nt. Conv.
              5.50% due 6/15/03                        B3/B-           1,021,250
                                                                    ------------
                                                                       2,540,000
--------------------------------------------------------------------------------
Building Products -- 3.7%
   1,000,000  American Standard Cos., Inc.
              Sr. Nt.
              7.125% due 2/15/03                       Ba3/BB-         1,005,186
   1,000,000  Building Materials Corp.
              Sr. Nt. Ser. B
              7.75% due 7/15/05                        Ba3/BB            985,000
                                                                    ------------
                                                                       1,990,186
--------------------------------------------------------------------------------
Cable and Media -- 11.8%
   1,000,000  Adelphia Comm. Corp.
              Sr. Nt. Ser. B
              9.875% due 3/1/07                        B1/B+           1,105,000
   1,000,000  Capstar Broadcasting Partners
              Sr. Sub. Nt.
              9.25% due 7/1/07                         B2/B-           1,035,000
   1,000,000  CSC Holdings, Inc.
              Sr. Sub. Deb.
              9.875% due 2/15/13                       B1/BB-          1,120,000
   1,000,000  Chancellor Media Corp.
              Sr. Sub. Nt.+
              9.00% due 10/1/08                        B1/B            1,055,000
   1,000,000  Fox Liberty Networks LLC
              Sr. Nt.
              8.875% due 8/15/07                       B1/B            1,020,000
   1,000,000  Pegasus Communications Corp.
              Sr. Nt.+
              9.75% due 12/1/06                        B3/B-           1,002,500
                                                                    ------------
                                                                       6,337,500
--------------------------------------------------------------------------------
Consumer Products -- 7.0%
     500,000  Bell Sports, Inc.
              Sr. Sub. Nt.+
              11.00% due 8/15/08                       B3/B-             507,500
   1,000,000  Ekco Group, Inc.
              Sr. Nt. Ser. B
              9.25% due 4/1/06                         Ba3/B+          1,010,000
   1,000,000  Revlon Consumer Prods. Corp.
              Sr. Nt.
              8.125% due 2/1/06                        B2/B              960,000
     500,000  Revlon Consumer Prods. Corp.
              Sr. Nt.+
              9.00% due 11/1/06                        B2/B              497,500
              Rating
     800,000  Softkey Intl., Inc.
              Sr. Nt. Conv.
              5.50% due 11/1/00                        NR/NR             789,000
                                                                    ------------
                                                                       3,764,000
--------------------------------------------------------------------------------
Containers -- 1.9%
   1,000,000  Ball Corp.
              Sr. Sub. Nt.+
              8.25% due 8/1/08                         B1/BB-          1,040,000
--------------------------------------------------------------------------------
Electronics/Information/Data -- 4.6%
   1,000,000  Advanced Micro Devices, Inc.
              Sub. Nt. Conv.
              6.00% due 5/15/05                        B3/CCC+         1,021,250
     750,000  L 3 Communications Corp.
              Sr. Sub. Nt.+
              8.00% due 8/1/08                         B2/B              751,875
   1,000,000  System Software Assoc., Inc.
              Sub. Nt. Conv.
              7.00% due 9/15/02                        NR/NR             715,000
                                                                    ------------
                                                                       2,488,125
--------------------------------------------------------------------------------
Energy -- 5.1%
   1,000,000  Houston Exploration Co.
              Sr. Sub. Nt. Ser. B
              8.625% due 1/1/08                        B2/B              970,000
   1,000,000  Ocean Energy, Inc.
              Sr. Sub. Nt. Ser. B
              8.375% due 7/1/08                        B1/BB-            930,000
   1,000,000  Offshore Logistics, Inc.
              Sub. Nt. Conv.
              6.00% due 12/15/03                       B2/B+             858,750
                                                                    ------------
                                                                       2,758,750
--------------------------------------------------------------------------------
Gaming -- 7.8%
   1,000,000  Argosy Gaming Co.
              1st Mtg. Nt.
              13.25% due 6/1/04                        B2/B+           1,120,000
   1,000,000  Hard Rock Hotel, Inc.
              Sr. Sub. Nt. Ser. B
              9.25% due 4/1/05                         B3/B-           1,000,000
   1,000,000  Hollywood Casino, Inc.
              Sr. Nt.
              12.75% due 11/1/03                       B2/B+           1,060,000
   1,000,000  Majestic Star Casino
              Sr. Nt.
              12.75% due 5/15/03                       B2/B            1,037,500
                                                                    ------------
                                                                       4,217,500
--------------------------------------------------------------------------------
+ Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
                                                      Rating
 Principal                                           Moody's/
   Amount                                              S&P*                Value
--------------------------------------------------------------------------------
Health Care-Facilities -- 7.8%
 $   700,000  Concentra Mgd. Care, Inc.
              Sub. Nt. Conv.+
              4.50% due 3/15/03                        B1/B         $    529,375
   1,000,000  Fisher Scientific Int'l., Inc.
              Sr. Sub. Nt.
              9.00% due 2/1/08                         B3/B-           1,000,000
     250,000  Fisher Scientific Int'l., Inc.
              Sr. Sub. Nt.+
              9.00% due 2/1/08                         B3/B-             250,000
     750,000  Hudson Respiratory Care, Inc.
              Sr. Sub. Nt.
              9.125% due 4/15/08                       B3/B-             615,000
   1,000,000  Novacare, Inc.
              Sub. Deb. Conv.
              5.50% due 1/15/00                        B1/B              735,000
   1,000,000  Tenet Health Care Corp.
              Sr. Sub. Nt.+
              8.125% due 12/1/08                       Ba3/BB-         1,025,000
                                                                    ------------
                                                                       4,154,375
--------------------------------------------------------------------------------
Leasing -- 3.6%
   1,000,000  Anthony Crane Rentals
              Sr. Nt.+
              10.375% due 8/1/08                       B3/B              960,000
   1,000,000  United Rentals, Inc.
              Sr. Sub. Nt.+
              8.80% due 8/15/08                        B1/BB-            980,000
                                                                    ------------
                                                                       1,940,000
--------------------------------------------------------------------------------
Leisure -- 8.0%
              1,000,000 AMC Ent., Inc.
              Sr. Sub. Nt.
              9.50% due 3/15/09                        B2/B            1,020,000
     750,000  Imax Corp.
              Sr. Nt.
              7.875% due 12/1/05                       Ba2/BB-           757,500
   1,000,000  Loews Cineplex Ent.
              Corp. Sr. Sub. Nt.
              8.875% due 8/1/08                        B3/B            1,032,500
   1,500,000  Regal Cinemas, Inc.
              Sr. Sub. Nt.+
              8.875% due 12/15/10                      B3/B            1,488,750
                                                                    ------------
                                                                       4,298,750
--------------------------------------------------------------------------------
Lodging -- 3.2%
   1,000,000  HMH Properties, Inc.
              Sr. Nt. Ser. C
              8.45% due 12/1/08                        Ba2/BB          1,000,000
   1,000,000  Signature Resorts, Inc.
              Sub. Nt. Conv.
              5.75% due 1/15/07                        Caa1/B            713,750
                                                                    ------------
                                                                       1,713,750
--------------------------------------------------------------------------------
Publishing -- 2.0%
   1,000,000  Hollinger Int'l., Inc.
              Sr. Sub. Nt.
              9.25% due 2/1/06                         B1/BB-          1,055,000
--------------------------------------------------------------------------------
Services-Other -- 6.1%
     500,000  Loewen Group Int'l., Inc.
              Sr. Nt. Ser. 4
              8.25% due 10/15/03                       B2/B+             430,000
   1,000,000  Loewen Group Int'l., Inc.
              Sr. Nt. Ser. 6
              7.20% due 6/1/03                         B2/B+             850,000
   1,000,000  Pierce Leahy Corp.
              Sr. Sub. Nt.
              11.125% due 7/15/06                      B3/B-           1,105,000
   1,000,000  Rural/Metro Corp.
              Sr. Nt.
              7.875% due 3/15/08                       Ba3/BB-           910,000
                                                                    ------------
                                                                       3,295,000
--------------------------------------------------------------------------------
Sovereign -- 1.0%
     500,000  Republic of Korea
              8.75% due 4/15/03                                          510,000
--------------------------------------------------------------------------------
Telecommunications -- 10.7%
   1,000,000  Intermedia Comm., Inc.
              Sr. Nt. Ser. B
              8.60% due 6/1/08                         B2/B              950,000
   1,000,000  Level 3 Comm., Inc.
              Sr. Nt.
              9.125% due 5/1/08                        B3/B              987,500
   1,000,000  Orange PLC
              Sr. Nt.
              8.00% due 8/1/08                         Ba3/B+          1,010,000
   1,000,000  Paging Network, Inc.
              Sr. Sub. Nt.
              10.00% due 10/15/08                      B2/B              960,000
   1,000,000  Qwest Comm. Int'l., Inc.
              Sr. Disc. Nt.
              7.99% due 10/15/07                       Ba1/BB+           772,500
   1,000,000  Time Warner Telecom.
              Sr. Nt.
              9.75% due 7/15/08                        B2/B-           1,050,000
                                                                    ------------
                                                                       5,730,000
--------------------------------------------------------------------------------
+ Rule 144A restricted security.

--------------------------------------------------------------------------------
* Unaudited                                   See notes to financial statements.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                      Rating
 Principal                                           Moody's/
   Amount                                              S&P*                Value
--------------------------------------------------------------------------------
Textile and Apparel -- 5.7%
 $ 1,000,000  Globe Mfg. Corp.
              Sr. Sub. Nt.+
              10.00% due 8/1/08                        B2/B-        $    905,000
   2,000,000  Pillowtex Corp.
              Sr. Sub. Nt.
              10.00% due 11/15/06                      B2/B+           2,160,000
                                                                       ---------
                                                                       3,065,000
--------------------------------------------------------------------------------
Utilities -- 1.4%
   1,000,000  Niagara Mohawk Power Corp.
              Sr. Disc. Nt. Ser. H
              6.61% due 7/1/10                         Ba2/BB+           778,373
--------------------------------------------------------------------------------
              Total Fixed Income
                (Cost $51,397,069)                                    51,676,309
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.7%
--------------------------------------------------------------------------------
 Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
 $   935,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $935,519 at 5.00%
              due 1/4/99 (collateralized
              by Federal Home Loan
              Bank Notes, $960,000,
              5.03% due 10/29/99)                                   $    935,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $935,000)                                          935,000
--------------------------------------------------------------------------------
Total Investments -- 97.8%
  (Cost $52,332,069)                                                  52,611,309
Cash, Receivables and Other Assets
  Less Liabilities-- 2.2%                                              1,159,292
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $ 53,770,601
--------------------------------------------------------------------------------

+ Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

o The Guardian Tax-Exempt Fund
--------------------------------------------------------------------------------
Municipal Bonds -- 100.8%
--------------------------------------------------------------------------------
                                                      Rating
 Principal                                           Moody's/
   Amount                                              S&P*                Value
--------------------------------------------------------------------------------
Municipal Bonds -- 100.8%
--------------------------------------------------------------------------------
Alabama -- 1.8%
 $ 1,300,000  Columbia, AL Indl.
              Pol. Control Ser. D(1)
              4.05% due 10/1/22                        VMIG1/A1      $ 1,300,000
--------------------------------------------------------------------------------
Arizona-- 2.7%
   1,000,000  Phoenix, AZ G.O. Ser. A,
              7.00% due 7/1/10                         Aa1/AA+         1,247,080
     530,000  Pima Cty., AZ
              School District No.16
              Catalina Foothills G.O.,
              6.50% due 7/1/10                         Aaa/AAA           634,918
                                                                    ------------
                                                                       1,881,998
--------------------------------------------------------------------------------
California -- 3.2%
   1,500,000  California St. Public
              Service Ser. A,
              5.25% due 10/1/17                        A2/A            1,545,255
     700,000  Los Angeles, CA Regl.
              Airport Lease Rev.(1)
              4.10% due 12/1/25                        NR/A1+            700,000
                                                                    ------------
                                                                       2,245,255
--------------------------------------------------------------------------------
Florida -- 7.6%
   1,000,000  Florida St. Board of Ed. Cap
              Outlay G.O. Prerefunded
              6.70% due 6/1/22                         Aaa/AAA         1,081,920
   1,500,000  Florida St. Div. Bd.
              Finance Dept.,
              5.25% due 7/1/12                         Aaa/AAA         1,592,025
   1,500,000  Orange Cty., FL
              Tourist Dev. Tax,
              5.00% due 10/1/15                        Aaa/AAA         1,521,510
   1,200,000  Orlando, FL Ser. A,
              5.00% due 10/1/18                        Aa3/AA-         1,203,672
                                                                    ------------
                                                                       5,399,127
--------------------------------------------------------------------------------
Georgia -- 2.9%
   1,840,000  Georgia St. G.O. Ser. B,
              6.10% due 3/1/05                         Aaa/AAA         2,059,217
--------------------------------------------------------------------------------
Louisiana -- 1.7%
   1,025,000  New Orleans, LA Home
              Mtg. Auth.,
              6.25% due 1/15/11                        Aaa/NR          1,188,446
--------------------------------------------------------------------------------
Massachusetts -- 2.9%
   2,000,000  Massachusetts Bay Trans.
              Auth. Ser. B,
              5.125% due 3/1/15                        Aa3/AA-         2,047,720
--------------------------------------------------------------------------------
Minnesota -- 6.5%
   1,500,000  Minneapolis & St. Paul, MN
              Ser. A,
              5.00% due 1/1/19                         Aaa/AAA         1,504,410
   1,000,000  Minnesota Water Pollution
              Control Rev.,
              5.00% due 3/1/12                         Aaa/AAA         1,034,000
   2,000,000  Minnesota Water Pollution
              Control Rev. Ser. B,
              5.125% due 3/1/15                        Aaa/AAA         2,059,140
                                                                    ------------
                                                                       4,597,550
--------------------------------------------------------------------------------
Missouri -- 4.0%
   1,000,000  Missouri St. G.O. Ser. A,
              Fourth State Bldg.,
              5.75% due 8/1/18                         Aaa/AAA         1,078,520
   1,485,000  St. Louis, MO Reg. Con.
              Prerefunded Ser. C,
              7.90% due 8/15/21                        Aaa/NR          1,741,118
                                                                    ------------
                                                                       2,819,638
--------------------------------------------------------------------------------
Nebraska -- 3.0%
   2,000,000  Nebraska Pub. Power
              Dist. Rev. Ser. A Prerefunded,
              5.25% due 1/1/22                         Aaa/AAA         2,151,840
--------------------------------------------------------------------------------
New Jersey -- 3.5%
   1,750,000  New Jersey St.
              Hwy. Auth.,
              6.25% due 1/1/14                         A1/AA-          1,884,890
     500,000  New Jersey St. Transit
              Auth. Ser. A,
              6.50% due 6/15/05                        Aaa/AAA           570,365
                                                                    ------------
                                                                       2,455,255
--------------------------------------------------------------------------------
New York -- 17.8%
   1,000,000  Long Island Power Auth., NY
              Elec. System Rev. Ser. 6,(1)
              4.05% due 5/1/33                         VMIG1/A1+       1,000,000
   1,500,000  Long Island Power Auth., NY
              Elec. System Rev.,
              5.125% due 4/1/12                        Aaa/NR          1,570,035
   1,500,000  New York City G.O. Ser. E,
              5.875% due 8/1/13                        A3/A-           1,637,040
   1,500,000  New York City G.O. Ser. F,
              5.25% due 8/1/14                         A3/A-           1,554,690
   1,500,000  New York City Muni.
              Water & Sewer Fin. Auth. Ser. A,
              5.625% due 6/15/19                       A1/A            1,580,340
   1,000,000  New York St. Dorm.
              Auth. Rev. Ref. City Univ.
              5.75% due 7/1/12                         Aaa/AAA         1,129,780
   1,500,000  New York St. Dorm.
              Auth. Rev. St. Univ. Ed. Facs.,
              5.00% due 5/15/15                        A3/A-           1,508,970
   1,000,000  New York St. Dorm.
              Auth. Rev. St. Univ. Ed. Facs.,
              5.00% due 5/15/17                        A3/A-             999,350
--------------------------------------------------------------------------------
(1) Variable rate demand notes.

--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

The Guardian Tax-Exempt Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                        Rating
 Principal                                             Moody's/
   Amount                                                S&P*              Value
--------------------------------------------------------------------------------
 $   500,000  New York St. G.O. Ser. A,
              5.875% due 3/15/15                       A2/A          $   536,270
   1,000,000  New York St. Thruway
              Auth. Svc. Contract,
              5.75% due 4/1/16                         Baa1/BBB+       1,053,780
                                                                     -----------
                                                                      12,570,255
--------------------------------------------------------------------------------
Ohio -- 6.7%
   1,000,000  Cleveland, OH
              Parking Fac. Rev.,
              5.50% due 9/15/16                        Aaa/AAA         1,056,750
     500,000  Columbus, OH
              Water System Rev.,
              6.10% due 11/1/03                        Aa3/AA-           540,180
   1,000,000  Ohio St. Bldg. Auth. Disalle
              Gov't. Center Ser. A,
              6.00% due 10/1/05                        Aa3/AA-         1,116,590
   1,000,000  Ohio St.Water Dev.
              Pollution Control,
              5.00% due 6/1/15                         Aaa/AAA         1,012,640
   1,000,000  Ohio St. Water
              Dev. Auth. Rev.,
              5.125% due 12/1/18                       Aa3/A+          1,008,480
                                                                     -----------
                                                                       4,734,640
--------------------------------------------------------------------------------
Oklahoma -- 4.3%
   1,270,000  Grand River Dam
              Auth., OK,
              6.25% due 6/1/11                         Aaa/AAA         1,494,333
   1,500,000  Oklahoma St. Tpk.
              Second Sr. Ser. A,
              5.00% due 1/1/16                         Aaa/AAA         1,527,780
                                                                     -----------
                                                                       3,022,113
--------------------------------------------------------------------------------
Pennsylvania -- 2.9%
   2,000,000  Pennsylvania St. G.O.
              Third Ser.,
              4.50% due 12/1/07                        Aa3/AA          2,052,720
--------------------------------------------------------------------------------
Puerto Rico -- 4.3%
   1,500,000  Puerto Rico Comwlth.,
              5.00% due 7/1/17                         Aaa/AAA         1,534,275
   1,500,000  Puerto Rico Comwlth., Ser. A,
              5.00% due 7/1/17                         Aaa/AAA         1,533,135
                                                                     -----------
                                                                       3,067,410
--------------------------------------------------------------------------------
South Carolina -- 3.0%
   1,000,000  South Carolina St. Public
              Svc. Auth. Ser. B Prerefunded
              7.00% due 7/1/12                         Aaa/AAA         1,100,030
   1,000,000  South Carolina Trans.
              Infrastructure Ser. A,
              5.00% due 10/1/03                        Aaa/AAA         1,052,310
                                                                     -----------
                                                                       2,152,340
--------------------------------------------------------------------------------
Tennessee -- 3.1%
   2,000,000  Shelby Cnty. TN G.O.
              Ref. Ser. B,
              5.50% due 8/1/09                         Aa2/AA+         2,214,640
--------------------------------------------------------------------------------
Texas -- 16.8%
   1,250,000  Austin, TX Ref.,
              5.00% due 9/1/15                         Aa2/AA          1,267,175
   1,050,000  Bryan, TX Indpt.
              Sch. Dist. G.O.,
              5.50% due 2/15/17                        Aaa/NR          1,090,625
   1,500,000  Colorado River, TX
              Municipal Water District,
              5.125% due 1/1/16                        Aaa/AAA         1,523,805
   1,000,000  Houston, TX Water & Sewer
              System Rev. Ser. A Prerefunded,
              6.20% due 12/1/23                        Aaa/AAA         1,132,200
   2,000,000  San Antonio, TX Elec.
              & Gas Rev. Ser. A,
              5.25% due 2/1/16                         Aa1/AA          2,068,580
     150,000  Texas St. G.O. Prerefunded
              Water Dev. Brd.
              6.50% due 8/15/05                        NR/AA             171,353
   1,000,000  Texas St. Pub. Fin. Auth. Bldg.
              Gen. Svc. Comm. Proj. Ser. A,
              5.00% due 2/1/14                         Aaa/AAA         1,018,200
   2,000,000  Texas St. Refunded
              G.O. Ser. B,
              5.125% due 10/1/15                       Aa2/AA          2,059,520
     405,000  Texas St. Unrefunded. G.O.
              6.50% due 8/1/05                         Aa2/AA            462,652
   1,000,000  University, TX Univ. Revs.
              Fing. System Ser. D,
              4.75% due 8/15/04                        Aa1/AAA         1,044,190
                                                                     -----------
                                                                      11,838,300
--------------------------------------------------------------------------------
Virginia -- 2.1%
   1,500,000  Virginia College Bldg.
              Auth. Ser. A,
              5.00% due 9/1/16                         Aa2/AA          1,509,960
--------------------------------------------------------------------------------
              Total Municipal Bonds
               (Cost $69,511,769)                                     71,308,424
--------------------------------------------------------------------------------
Total Investments -- 100.8%
 (Cost $69,511,769)                                                   71,308,424
Liabilities in Excess of Cash, Receivables and
 Other Assets -- (0.8%)                                                (588,296)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                 $70,720,128
--------------------------------------------------------------------------------

Glossary:
 G.O. -- General Obligation.

--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

o The Guardian Cash Management Fund

--------------------------------------------------------------------------------
Commercial Paper -- 78.0%
--------------------------------------------------------------------------------
 Principal                                              Maturity
   Amount                                                 Date             Value
--------------------------------------------------------------------------------
FINANCIAL -- 21.5%
Finance Companies -- 14.6%
$ 10,000,000  Goldman Sachs Group LP
                5.10%                                   3/9/99     $   9,905,083
  10,000,000  Household Fin. Corp.
                5.36%                                   1/6/99         9,992,555
   7,500,000  Merrill Lynch & Co., Inc.
                5.19%                                   1/26/99        7,472,968
   7,500,000  Morgan Stanley Dean
                Witter & Co., 5.42%                     1/11/99        7,488,708
                                                                   -------------
                                                                      34,859,314
--------------------------------------------------------------------------------
Other Major Banks -- 3.1%
   7,500,000  Dresdner U.S. Finance
                5.21%                                   1/4/99         7,496,743
--------------------------------------------------------------------------------
Utilities-Electric -- 3.8%
   9,000,000  Nat'l. Rural Utils. Coop.
                Fin. Corp., 5.04%                       3/24/99        8,896,680
--------------------------------------------------------------------------------
              TOTAL FINANCIAL                                         51,252,737
--------------------------------------------------------------------------------
INDUSTRIAL -- 56.5%
Automotive -- 6.4%
   7,500,000  BMW U.S. Capital Corp.
                5.73%                                   1/13/99        7,485,675
   7,500,000  Ford Motor Credit Co.
                5.20%                                   1/8/99         7,492,417
                                                                   -------------
                                                                      14,978,092
--------------------------------------------------------------------------------
Conglomerates -- 6.5%
   7,500,000 BTR Dunlop Fin., Inc.
                5.32%                                   1/22/99        7,476,725
   8,000,000  General Electric Cap. Corp.
                5.32%                                   1/19/99        7,978,720
                                                                   -------------
                                                                      15,455,445
--------------------------------------------------------------------------------
Entertainment -- 3.1%
   7,500,000  Walt Disney Co.
                5.25%                                   1/14/99        7,485,781
--------------------------------------------------------------------------------
Food and Beverage -- 6.9%
   7,500,000  General Mills, Inc.
                5.25%                                   1/4/99         7,496,719
   9,000,000  H. J. Heinz Co.
                5.25%                                   1/12/99        8,985,563
                                                                   -------------
                                                                      16,482,282
--------------------------------------------------------------------------------
Household Products -- 6.5%
   6,500,000  Clorox Co.
                5.12%                                   1/21/99        6,481,511
   9,000,000  Colgate Palmolive Co.
                5.21%                                   2/5/99         8,954,413
                                                                   -------------
                                                                      15,435,924
--------------------------------------------------------------------------------
Insurance -- 3.8%
    9,000,000 American General Fin. Corp.
                5.30%                                   1/15/99        8,981,450
--------------------------------------------------------------------------------
Machinery and Equipment-- 3.1%
   7,500,000  Deere & Co.
                5.65%                                   1/7/99         7,492,938
--------------------------------------------------------------------------------
Metals-- 3.1%
   7,500,000  Rio Tinto America, Inc.
                5.20%                                   1/15/99        7,484,833
--------------------------------------------------------------------------------
Oil-Integrated-International-- 3.6%
   8,500,000  Texaco, Inc.
                5.36%                                   1/19/99        8,477,220
--------------------------------------------------------------------------------
Telecommunications -- 10.4%
   7,000,000  Bell Atlantic Fin. Svcs.
                5.14%                                   1/20/99        6,981,011
   9,000,000  GTE Funding, Inc.
                5.16%                                   2/8/99         8,950,980
   9,000,000  Lucent Technologies, Inc.
                5.12%                                   2/4/99         8,956,480
                                                                   -------------
                                                                      24,888,471
--------------------------------------------------------------------------------
Utilities-Electric -- 3.1%
   7,500,000  Virginia Electric & Power Co.
                5.31%                                   1/7/99         7,493,363
--------------------------------------------------------------------------------
              TOTAL INDUSTRIAL                                       134,655,799
--------------------------------------------------------------------------------
              Total Commercial Paper
                (Cost $185,908,536)                                  185,908,536
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 21.8%
--------------------------------------------------------------------------------
 Principal
  Amount                                                                   Value
--------------------------------------------------------------------------------
$ 52,006,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $52,034,892 at 5.00%
              due 1/4/99 (collateralized
              by $53,055,000 Federal Home
              Loan Bank Notes, 5.03% due
              10/29/99)                                            $  52,006,000
--------------------------------------------------------------------------------
              Total Repurchase Agreement
                (Cost $52,006,000)                                    52,006,000
--------------------------------------------------------------------------------
Total Investments -- 99.8%
  (Cost $237,914,536)                                               237,914,536
Cash, Receivables and Other Assets
  Less Liabilities-- 0.2%                                               512,064
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                                $238,426,600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

------------------------
Financial Statements
------------------------

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

                                                             The Guardian      The Guardian      The Guardian      The Guardian
                                                              Park Avenue       Park Avenue             Asset   Baillie Gifford
                                                                     Fund         Small Cap        Allocation     International
                                                                                       Fund              Fund              Fund
                                                           --------------------------------------------------------------------
ASSETS
  Investments, at identified cost* ..................      $2,433,088,187      $135,604,925      $201,512,628      $ 79,379,682
                                                           ====================================================================
  Investments, at market ............................       3,398,098,459       152,499,322       176,197,759       103,590,245
  Repurchase agreements .............................                  --                --        46,216,000                --
                                                           --------------------------------------------------------------------
    Total Investments ...............................       3,398,098,459       152,499,322       222,413,759       103,590,245
  Cash ..............................................             133,047            11,494               288               835
  Foreign Currency (cost $863,797 GBGIF and $574,964
    GBGEMF, respectively) ...........................                  --                --                --           837,862
  Receivable for securities sold ....................          23,609,561           727,023           156,804                --
  Receivable for fund shares sold ...................           4,824,243           871,882           296,222           144,431
  Receivable for futures variation margin ...........                  --                --           151,300                --
  Dividends receivable ..............................           2,774,450            70,454           215,828            93,835
  Interest receivable ...............................              27,762               961             6,419               115
  Deferred organization expenses-- Note 8 ...........                  --            29,506                --                --
  Dividend reclaim receivable .......................                  --                --                --            67,182
  Other assets ......................................                  --                --                --                --
                                                           --------------------------------------------------------------------
    Total Assets ....................................       3,429,467,522       154,210,642       223,240,620       104,734,505
                                                           --------------------------------------------------------------------

LIABILITIES
  Payable for securities purchased ..................          28,975,388                --           145,334            11,867
  Payable for reverse repurchase agreements -- Note 6                  --                --                --                --
  Payable for forward mortgage securities -- Note 7 .                  --                --                --                --
  Distributions payable .............................                  --                --                --                --
  Payable for fund shares redeemed ..................          13,189,863         4,056,978           370,888           174,874
  Accrued expenses ..................................             605,036            42,937            44,790            68,019
  Due to affiliates .................................           6,440,513           463,591           307,382           392,187
                                                           --------------------------------------------------------------------
    Total Liabilities ...............................          49,210,800         4,563,506           868,394           646,947
                                                           --------------------------------------------------------------------
    Net Assets ......................................      $3,380,256,722      $149,647,136      $222,372,226      $104,087,558
                                                           ====================================================================

                                                          The Guardian   The Guardian   The Guardian   The Guardian   The Guardian
                                                       Baillie Gifford     Investment     High Yield     Tax-Exempt           Cash
                                                              Emerging        Quality           Bond           Fund     Management
                                                          Markets Fund      Bond Fund           Fund                          Fund
                                                       ---------------------------------------------------------------------------
ASSETS
  Investments, at identified cost* ..................      $19,923,194   $168,448,784    $52,332,069    $69,511,769   $237,914,536
                                                       ===========================================================================
  Investments, at market ............................       15,275,847    169,550,705     52,611,309     71,308,424    185,908,536
  Repurchase agreements .............................        1,945,000             --             --             --     52,006,000
                                                       ---------------------------------------------------------------------------
    Total Investments ...............................       17,220,847    169,550,705     52,611,309     71,308,424    237,914,536
  Cash ..............................................              336          1,875            794        491,219          1,102
  Foreign Currency (cost $863,797 GBGIF and $574,964
    GBGEMF, respectively) ...........................          592,367             --             --             --             --
  Receivable for securities sold ....................               --             --             --             --             --
  Receivable for fund shares sold ...................            5,427         39,783         61,120             50     13,940,260
  Receivable for futures variation margin ...........               --             --             --             --             --
  Dividends receivable ..............................           59,829             --             --             --             --
  Interest receivable ...............................           13,078      1,257,984      1,195,613      1,136,537          7,223
  Deferred organization expenses-- Note 8 ...........           17,585             --             --             --             --
  Dividend reclaim receivable .......................            2,245             --             --             --             --
  Other assets ......................................           10,396             --             --             --             --
                                                       ---------------------------------------------------------------------------
    Total Assets ....................................       17,922,110    170,850,347     53,868,836     72,936,230    251,863,121
                                                       ---------------------------------------------------------------------------

LIABILITIES
  Payable for securities purchased ..................           69,300         16,932             --      2,082,709             --
  Payable for reverse repurchase agreements -- Note 6               --      9,776,813             --             --             --
  Payable for forward mortgage securities -- Note 7 .               --     18,155,646             --             --             --
  Distributions payable .............................               --         34,003            731          3,583         54,484
  Payable for fund shares redeemed ..................              706        402,015             15         17,265     12,855,505
  Accrued expenses ..................................               --             --          1,000             --         52,159
  Due to affiliates .................................          143,263        266,304         96,489        112,545        474,373
                                                       ---------------------------------------------------------------------------
    Total Liabilities ...............................          213,269     28,651,713         98,235      2,216,102     13,436,521
                                                       ---------------------------------------------------------------------------
    Net Assets ......................................      $17,708,841   $142,198,634    $53,770,601    $70,720,128   $238,426,600
                                                       ===========================================================================

*     Includes repurchase agreements.

See Notes to financial statements.


                                    46 & 47

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

                                                       The Guardian         The Guardian        The Guardian          The Guardian
                                                        Park Avenue          Park Avenue                Asset      Baillie Gifford
                                                               Fund            Small Cap           Allocation        International
                                                                                    Fund                 Fund                 Fund
                                                     -----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par .......      $      651,922       $      117,130       $      150,531       $       56,687
  Additional paid-in capital ..................       2,337,705,600          148,716,471          193,546,431           79,594,481
  Undistributed/(overdistributed) net
    investment income .........................             363,075                   --               47,871             (606,890)
  Accumulated net realized gain/(loss)
    on investments and foreign currency
    related transactions ......................          76,525,853          (16,080,862)           4,272,635              854,410
  Net unrealized appreciation/(depreciation) of
    investments and foreign currency related
    transactions ..............................         965,010,272           16,894,397           24,354,758           24,188,870
                                                     -----------------------------------------------------------------------------
      Net Assets ..............................      $3,380,256,722       $  149,647,136       $  222,372,226       $  104,087,558
                                                     =============================================================================
NET ASSETS
    Class A ...................................      $2,990,767,483       $  127,525,266       $  194,827,437       $   93,871,121
    Class B ...................................      $  389,489,239       $   22,121,870       $   27,544,789       $   10,216,437

Shares of Beneficial Interest Outstanding --
  $0.01 Par Value
    Class A ...................................          57,642,930            9,959,051           13,182,711            5,100,150
    Class B ...................................           7,549,254            1,753,941            1,870,400              568,512

Net Asset Value Per Share
    Class A ...................................      $        51.88       $        12.80       $        14.78       $        18.41
    Class B ...................................      $        51.59       $        12.61       $        14.73       $        17.97

Maximum Offering Price Per Share
    Class A Only (Net Asset Value x 104.71%)* .      $        54.32       $        13.40       $        15.48       $        19.28

                                                             The Guardian    The Guardian   The Guardian  The Guardian  The Guardian
                                                          Baillie Gifford      Investment     High Yield    Tax-Exempt          Cash
                                                                 Emerging         Quality           Bond          Fund    Management
                                                             Markets Fund       Bond Fund           Fund                        Fund
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ..................   $     26,672    $    142,332   $     54,663  $     69,779  $  2,384,266
  Additional paid-in capital .............................     26,553,002     140,633,209     53,344,288    68,811,779   236,042,334
  Undistributed/(overdistributed) net
    investment income ....................................        (39,415)             --             --            --            --
  Accumulated net realized gain/(loss)
    on investments and foreign currency
    related transactions .................................     (6,143,821)        321,172         92,410        41,915            --
  Net unrealized appreciation/(depreciation) of
    investments and foreign currency related
    transactions .........................................     (2,687,597)      1,101,921        279,240     1,796,655            --
                                                             -----------------------------------------------------------------------
      Net Assets .........................................   $ 17,708,841    $142,198,634   $ 53,770,601  $ 70,720,128  $238,426,600
                                                             =======================================================================
NET ASSETS
    Class A ..............................................   $ 16,342,264    $142,198,634   $ 51,288,344  $ 70,720,128  $225,996,565
    Class B ..............................................   $  1,366,577             N/A   $  2,482,257           N/A  $ 12,430,035

Shares of Beneficial Interest Outstanding --
  $0.01 Par Value
    Class A ..............................................      2,454,976      14,233,228      5,213,810     6,977,881   225,996,565
    Class B ..............................................        212,243             N/A        252,530           N/A    12,430,035

Net Asset Value Per Share
    Class A ..............................................   $       6.66    $       9.99   $       9.84  $      10.13  $       1.00
    Class B ..............................................   $       6.44             N/A   $       9.83           N/A  $       1.00

Maximum Offering Price Per Share
    Class A Only (Net Asset Value x 104.71%)* ............   $       6.97    $      10.46   $      10.30  $      10.61         N/A**

* Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
**    No load is charged on Class A shares.

See notes to financial statements.


                                    48 & 89

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                The Guardian     The Guardian     The Guardian      The Guardian
                                                                 Park Avenue      Park Avenue            Asset   Baillie Gifford
                                                                        Fund        Small Cap       Allocation     International
                                                                                         Fund             Fund              Fund
                                                               -----------------------------------------------------------------
INVESTMENT INCOME
    Dividends ..............................................   $  34,442,506    $     996,458    $   2,782,219    $   1,334,363
    Interest ...............................................      10,278,149          448,563        2,982,847          197,036
    Less: Foreign tax withheld .............................          (6,449)              --               --         (162,328)
                                                               -----------------------------------------------------------------
      Total Income .........................................      44,714,206        1,445,021        5,765,066        1,369,071
                                                               -----------------------------------------------------------------
  Expenses:
    Investment advisory fees -- Note 2 .....................      14,957,011        1,051,495        1,198,863          705,157
    Administrative fees -- Class A -- Note 2 ...............       4,433,726          293,407          409,946          199,950
    Administrative fees -- Class B -- Note 2 ...............         770,635           57,092           51,155           20,412
    12b-1 fees-- Class B -- Note 3 .........................       2,311,906          171,275          153,465           61,236
    Transfer agent fees ....................................       2,591,121          246,884          214,781          172,781
    Custodian fees .........................................         410,253          105,002          104,700          210,296
    Registration fees ......................................         292,560           55,982           49,386           38,250
    Printing expense .......................................         290,500           13,200           16,000            7,500
    Trustees' fees -- Note 2 ...............................          24,000           24,000           21,500           21,500
    Audit fees .............................................          20,500           17,500           17,500           21,000
    Legal fees .............................................          12,500            2,000            2,900            3,800
    Insurance expense ......................................           3,828            1,131            1,769            1,421
    Interest expense on reverse repurchase agreements ......              --               --               --               --
    Other ..................................................             700              700              700              700
    Deferred organization expense -- Note 8 ................              --            9,074              897            1,224
                                                               -----------------------------------------------------------------
          Total Expenses ...................................      26,119,240        2,048,742        2,243,562        1,465,227
    Less: Expenses assumed by investment advisor-- Note 2 ..              --               --          961,205               --
                                                               -----------------------------------------------------------------
          Expenses Net of Reimbursement ....................      26,119,240        2,048,742        1,282,357        1,465,227
                                                               -----------------------------------------------------------------
  Net Investment Income/(Loss) .............................      18,594,966         (603,721)       4,482,709          (96,156)
                                                               -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
    Net realized gain/(loss) on investments -- Note 1 ......     240,110,403      (16,113,586)      18,983,038        4,325,561
    Net realized gains received from underlying funds ......              --               --        5,567,321               --
    Net realized gain/(loss) on foreign currencies -- Note 1              --               --               --           (2,640)
    Net change in unrealized appreciation/(depreciation)
      on investments -- Note 4 .............................     321,166,359        6,377,291        4,998,042       11,011,937
    Net change in unrealized depreciation from translation
      of other assets and liabilities denominated in foreign
      currencies -- Note 4 .................................              --               --               --           22,038
                                                               -----------------------------------------------------------------
    Net Realized and Unrealized Gain/(Loss) on Investments
      and Foreign Currencies ...............................     561,276,762       (9,736,295)      29,548,401       15,356,896
                                                               -----------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
        FROM OPERATIONS ....................................   $ 579,871,728    $ (10,340,016)   $  34,031,110    $  15,260,740
                                                               ================================================================

                                                             The Guardian   The Guardian   The Guardian   The Guardian  The Guardian
                                                          Baillie Gifford     Investment     High Yield     Tax-Exempt          Cash
                                                                 Emerging        Quality           Bond           Fund    Management
                                                             Markets Fund      Bond Fund           Fund+                        Fund
                                                              ----------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ..............................................  $   450,974    $        --    $        --    $        --   $        --
    Interest ...............................................      116,135      7,522,988      1,605,509      2,573,725     9,994,206
    Less: Foreign tax withheld .............................      (20,912)            --             --             --            --
                                                              ----------------------------------------------------------------------
      Total Income .........................................      546,197      7,522,988      1,605,509      2,573,725     9,994,206
                                                              ----------------------------------------------------------------------
  Expenses:
    Investment advisory fees -- Note 2 .....................      200,101        617,349        106,242        255,405       909,278
    Administrative fees -- Class A -- Note 2 ...............       45,936        308,675         42,477        127,702       434,510
    Administrative fees -- Class B -- Note 2 ...............        4,089             --          1,790             --        20,129
    12b-1 fees-- Class B -- Note 3 .........................       12,267             --          5,371             --        60,388
    Transfer agent fees ....................................       67,884         72,871         12,986         35,937       331,389
    Custodian fees .........................................      151,768         82,446         23,469         37,073        78,296
    Registration fees ......................................       15,250         45,000          5,271         11,900        54,038
    Printing expense .......................................        2,100          9,900          1,500          4,500        14,500
    Trustees' fees -- Note 2 ...............................       21,500         21,500         13,000         21,500        21,500
    Audit fees .............................................       21,000         17,500         21,000         17,000        17,000
    Legal fees .............................................        2,000          2,550             --          2,400         2,900
    Insurance expense ......................................        1,131            354             --            273         1,769
    Interest expense on reverse repurchase agreements ......           --        127,205             --             --            --
    Other ..................................................          700            700            700            700           700
    Deferred organization expense -- Note 8 ................        5,344            896             --            896            --
                                                              ----------------------------------------------------------------------
          Total Expenses ...................................      551,070      1,306,946        233,806        515,286     1,946,397
    Less: Expenses assumed by investment advisor-- Note 2 ..           --        253,717         89,745        132,180       400,623
                                                              ----------------------------------------------------------------------
          Expenses Net of Reimbursement ....................      551,070      1,053,229        144,061        383,106     1,545,774
                                                              ----------------------------------------------------------------------
  Net Investment Income/(Loss) .............................       (4,873)     6,469,759      1,461,448      2,190,619     8,448,432
                                                              ----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
    Net realized gain/(loss) on investments -- Note 1 ......   (5,453,135)     2,736,440         92,410        582,307            --
    Net realized gains received from underlying funds ......           --             --             --             --            --
    Net realized gain/(loss) on foreign currencies -- Note 1      (42,781)            --             --             --            --
    Net change in unrealized appreciation/(depreciation)
      on investments -- Note 4 .............................   (1,660,160)       301,260        279,240        208,997            --
    Net change in unrealized depreciation from translation
      of other assets and liabilities denominated in foreign
      currencies -- Note 4 .................................       10,462             --             --             --            --
                                                              ----------------------------------------------------------------------
    Net Realized and Unrealized Gain/(Loss) on Investments
      and Foreign Currencies ...............................   (7,145,614)     3,037,700        371,650        791,304            --
                                                              ----------------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
        FROM OPERATIONS ....................................  $(7,150,487)   $ 9,507,459    $ 1,833,098    $ 2,981,923   $ 8,448,432
                                                              ======================================================================

+     Period from July 7, 1998 (commencement of operations) to December 31,
      1998.

See notes to financial statements.


                                    50 & 51

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                The Guardian
                                                                The Guardian                     Park Avenue
                                                              Park Avenue Fund                  Small Cap Fund
                                                     -----------------------------------------------------------------
                                                                                                          Period from
                                                                                                            April 2,
                                                                                          Year Ended        1997+ to
                                                           Year Ended December 31,        December 31,     December 31,
                                                           1998               1997            1998            1997
                                                     -----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss) ..................  $    18,594,966   $    17,523,581   $    (603,721)  $     (41,076)
    Net realized gain/(loss) on investments and
      foreign currency related transactions .......      240,110,403       250,113,783     (16,113,586)      2,422,438
    Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currency related transactions ...............      321,166,359       296,292,118       6,377,291      10,517,106
                                                     -----------------------------------------------------------------
        Net Increase/(Decrease) in Net Assets
          Resulting from Operations ...............      579,871,728       563,929,482     (10,340,016)     12,898,468
                                                     -----------------------------------------------------------------
  Dividends and Distributions to
    Shareholders from:
    Net investment income
      Class A .....................................      (18,598,388)      (17,140,750)             --              --
      Class B .....................................               --           (15,027)             --              --
    Distribution in excess of net investment income
      Class A .....................................               --                --              --              --
    Net realized gain on investments and foreign
      currency related transactions
      Class A .....................................     (199,305,595)     (200,697,619)       (978,178)     (1,015,732)
      Class B .....................................      (25,414,666)      (16,602,423)       (203,338)       (184,137)
                                                     -----------------------------------------------------------------
        Total Dividends and Distributions
          to Shareholders .........................     (243,318,649)     (234,455,819)     (1,181,516)     (1,199,869)
                                                     -----------------------------------------------------------------
  From Capital Share Transactions:
    Net increase in net assets from
      capital share transactions-- Note 9 .........      529,325,454       756,713,154      41,904,893     107,565,176
                                                     -----------------------------------------------------------------
  Net Increase in Net Assets ......................      865,878,533     1,086,186,817      30,383,361     119,263,775

NET ASSETS:
Beginning of period ...............................    2,514,378,189     1,428,191,372     119,263,775              --
                                                     -----------------------------------------------------------------
End of period* ....................................  $ 3,380,256,722   $ 2,514,378,189   $ 149,647,136   $ 119,263,775
                                                     =================================================================

+ Commencement of operations

* Includes undistributed/(overdistributed)
    net investment income of ......................  $       363,075   $       367,804   $          --   $          --

                                                                                            The Guardian
                                                            The Guardian                   Baillie Gifford
                                                        Asset Allocation Fund            International Fund
                                                     ------------------------------------------------------------



                                                        Year Ended December 31,         Year Ended December 31,
                                                          1998           1997           1998              1997
                                                     ------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss) ..................  $   4,482,709   $   2,914,100   $     (96,156)  $    (25,976)
    Net realized gain/(loss) on investments and
      foreign currency related transactions .......     24,550,359      16,232,374       4,322,921      4,071,149
    Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currency related transactions ...............      4,998,042       6,056,517      11,033,975      2,446,182
                                                     ------------------------------------------------------------
        Net Increase/(Decrease) in Net Assets
          Resulting from Operations ...............     34,031,110      25,202,991      15,260,740      6,491,355
                                                     ------------------------------------------------------------
  Dividends and Distributions to
    Shareholders from:
    Net investment income
      Class A .....................................     (4,972,430)     (2,813,753)        (27,940)            --
      Class B .....................................       (455,159)       (140,422)             --             --
    Distribution in excess of net investment income
      Class A .....................................             --              --              --       (630,995)
    Net realized gain on investments and foreign
      currency related transactions
      Class A .....................................    (18,144,589)    (14,369,551)     (3,899,799)    (2,642,377)
      Class B .....................................     (2,541,210)     (1,441,303)       (423,733)      (250,985)
                                                     ------------------------------------------------------------
        Total Dividends and Distributions
          to Shareholders .........................    (26,113,388)    (18,765,029)     (4,351,472)    (3,524,357)
                                                     ------------------------------------------------------------
  From Capital Share Transactions:
    Net increase in net assets from
      capital share transactions-- Note 9 .........     63,440,174      51,310,480      19,910,823      9,394,500
                                                     ------------------------------------------------------------
  Net Increase in Net Assets ......................     71,357,896      57,748,442      30,820,091     12,361,498

NET ASSETS:
Beginning of period ...............................    151,014,330      93,265,888      73,267,467     60,905,969
                                                     ------------------------------------------------------------
End of period* ....................................  $ 222,372,226   $ 151,014,330   $ 104,087,558   $ 73,267,467
                                                     ============================================================
+ Commencement of operations

* Includes undistributed/(overdistributed)
    net investment income of ......................  $      47,871   $          --   $    (606,890)  $   (596,990)

                                                            The Guardian
                                                      Baillie Gifford Emerging
                                                             Markets Fund
                                                     -----------------------------
                                                                     Period from
                                                                       April 2,
                                                      Year Ended       1997+ to
                                                      December 31,    December 31,
                                                          1998           1997
                                                     -----------------------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss) ..................  $     (4,873)  $     80,943
    Net realized gain/(loss) on investments and
      foreign currency related transactions .......    (5,495,916)      (794,872)
    Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currency related transactions ...............    (1,649,698)    (1,037,899)
                                                     -----------------------------
        Net Increase/(Decrease) in Net Assets
          Resulting from Operations ...............    (7,150,487)    (1,751,828)
                                                     -----------------------------
  Dividends and Distributions to
    Shareholders from:
    Net investment income
      Class A .....................................        (6,306)       (76,816)
      Class B .....................................            --             --
    Distribution in excess of net investment income
      Class A .....................................            --             --
    Net realized gain on investments and foreign
      currency related transactions
      Class A .....................................          (727)            --
      Class B .....................................           (66)            --
                                                     -----------------------------
        Total Dividends and Distributions
          to Shareholders .........................        (7,099)       (76,816)
                                                     -----------------------------
  From Capital Share Transactions:
    Net increase in net assets from
      capital share transactions-- Note 9 .........     1,385,379     25,309,692
                                                     -----------------------------
  Net Increase in Net Assets ......................    (5,772,207)    23,481,048

NET ASSETS:
Beginning of period ...............................    23,481,048             --
                                                     -----------------------------
End of period* ....................................  $ 17,708,841   $ 23,481,048
                                                     =============================
+ Commencement of operations

* Includes undistributed/(overdistributed)
    net investment income of ......................  $    (39,415)  $      6,300

See notes to financial statements.


                                    52 & 53

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                         The Guardian               The Guardian
                                                      Investment Quality              High Yield
                                                           Bond Fund                  Bond Fund
                                                --------------------------------------------------
                                                                                     Period from
                                                                                       July 7,
                                                                                      1998+ to
                                                     Year Ended December 31,          December 31,
                                                      1998             1997              1998
                                                --------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income ..................    $   6,469,759     $   4,216,366     $   1,461,448
    Net realized gain on investments .......        2,736,440           486,008            92,410
    Net change in unrealized appreciation/
      (depreciation) of investments ........          301,260         1,432,635           279,240
                                                -------------------------------------------------
        Net Increase in Net Assets Resulting
          from Operations ..................        9,507,459         6,135,009         1,833,098
                                                -------------------------------------------------
  Dividends and Distributions to
    Shareholders from:
    Net investment income
      Class A ..............................       (6,469,759)       (4,216,366)       (1,412,378)
      Class B ..............................               --                --           (49,070)
    Net realized gain on investments
      Class A ..............................       (2,157,409)               --                --
                                                -------------------------------------------------
        Total Dividends and Distributions to
          Shareholders .....................       (8,627,168)       (4,216,366)       (1,461,448)
                                                -------------------------------------------------
  From Capital Share Transactions:
    Net increase in net assets from capital
      share transactions-- Note 9 ..........       42,383,631        46,222,148        53,398,951
                                                --------------------------------------------------
  Net Increase in Net Assets ...............       43,263,922        48,140,791        53,770,601

NET ASSETS:
Beginning of period ........................       98,934,712        50,793,921                --
                                                -------------------------------------------------
End of period ..............................    $ 142,198,634     $  98,934,712     $  53,770,601
                                                =================================================

                                                         The Guardian                       The Guardian
                                                        Tax-Exempt Fund                 Cash Management Fund
                                                -------------------------------------------------------------------
                                                     Year Ended December 31,            Year Ended December 31,
                                                     1998              1997             1998              1997
                                                -------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income ..................    $   2,190,619     $   1,910,755     $   8,448,432     $   5,275,865
    Net realized gain on investments .......          582,307           784,253                --                --
    Net change in unrealized appreciation/
      (depreciation) of investments ........          208,997           954,910                --                --
                                                -------------------------------------------------------------------
        Net Increase in Net Assets Resulting
          from Operations ..................        2,981,923         3,649,918         8,448,432         5,275,865
                                                -------------------------------------------------------------------
  Dividends and Distributions to
    Shareholders from:
    Net investment income
      Class A ..............................       (2,190,619)       (1,910,755)       (8,075,149)       (5,094,586)
      Class B ..............................               --                --          (373,283)         (181,279)
    Net realized gain on investments
      Class A ..............................         (174,452)               --                --                --
                                                -------------------------------------------------------------------
        Total Dividends and Distributions to
          Shareholders .....................       (2,365,071)       (1,910,755)       (8,448,432)       (5,275,865)
                                                -------------------------------------------------------------------
  From Capital Share Transactions:
    Net increase in net assets from capital
      share transactions-- Note 9 ..........       22,742,961         6,435,964       100,038,914        47,587,885
                                                -------------------------------------------------------------------
  Net Increase in Net Assets ...............       23,359,813         8,175,127       100,038,914        47,587,885

NET ASSETS:
Beginning of period ........................       47,360,315        39,185,188       138,387,686        90,799,801
                                                -------------------------------------------------------------------
End of period ..............................    $  70,720,128     $  47,360,315     $ 238,426,600     $ 138,387,686
                                                ===================================================================

+ Commencement of operations.

See notes to financial statements.


                                    54 & 55

--------------------
Notes to
Financial Statements
--------------------

December 31, 1998

The Park Avenue Portfolio

o     The Guardian Park Avenue Fund
o     The Guardian Park Avenue Small Cap Fund
o     The Guardian Asset Allocation Fund
o     The Guardian Baillie Gifford International Fund
o     The Guardian Baillie Gifford Emerging Markets Fund
o     The Guardian Investment Quality Bond Fund
o     The Guardian High Yield Bond Fund
o     The Guardian Tax-Exempt Fund
o     The Guardian Cash Management Fund
o     The Guardian Park Avenue Tax-Efficient Fund

Note 1. Organization and Accounting Policies

      The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of ten series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund
(GTEF); The Guardian Cash Management Fund (GCMF); and The Guardian Park Avenue Tax-Efficient Fund (GPATEF). As of December 31, 1998, GPATEF had not commenced operations. The series are collectively referred to herein as the "Funds".

      On April 2, 1997 each of GPASCF and GBGEMF sold 2,000,000 shares of beneficial interest to The Guardian Life Insurance Company of America for $20,000,000 each, to facilitate the commencement of operations.

      On July 2, 1998 GHYBF sold 573,788 and 10,000, respectively, of beneficial interest Class A and B shares to The Guardian Life Insurance Company of America and Guardian Investor Services Corporation (GISC) for $5,737,876 and $100,000, respectively, to facilitate the commencement of operations.

      Prior to May 1, 1997, GAAF invested entirely in individual securities. Since May 1, 1997, GAAF has been implementing a gradual conversion to a "fund of funds" arrangement. As a fund of funds, GAAF invests the equity portion of its assets in GPAF, the debt portion of its assets in GIQBF and the cash portion in GCMF.

      The Funds offer up to three classes of shares: Class A, Class B and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996 were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net asssets. As of December 31, 1998, Class B shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GHYBF and GCMF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of December 31, 1998, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. As of December 31, 1998, none of the Funds had issued Institutional Class shares. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the- counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

      Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices each as obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

      Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

      Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the funds are informed of the dividend.

      All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

      GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF's books and records are maintained in U.S. dollars as follows:

            (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

            (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of December 31, 1998 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

      GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

      GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

      Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

      All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

      Each Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therfore, no federal income tax provision is required.

      At December 31, 1998, for federal income tax purposes, GPASCF had a net capital loss carryforward of $12,581,290 which expires in 2006. GBGEMF had a net capital loss carryforward of $5,554,426 which expires in 2006.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1998, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and net accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:

                                           Undistributed/         Accumulated
                                         (overdistributed)       net realized
                           Paid-in         net investment       gain/(loss) on
                           capital             income             investments
                           -------         --------------       --------------
GPAF                             --           $  (1,307)          $   1,307
GPASCF                    $(636,468)            603,721              32,747
GAAF                             --             992,751            (992,751)
GIQBF                       (14,500)                 --              14,500
GBGIF                            --             114,196            (114,196)
GBGEMF                     (115,397)            (34,536)            149,933

Note 2. Investment Advisory Agreements and Payments to Related Parties

      GISC provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of
 .65% of its average daily net assets, GPASCF and GHYBF, which pay GISC an annual rate of .75% and .60%, respectively, of its average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. Although GPATEF had not commenced operations as of December 31, 1998, the Fund has agreed that GISC will be paid at an annual rate of .60% of its average daily net assets when operations commence. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds .75% of GIQBF, GTEF and GHYBF's Class "A" average daily net assets,
 .51% of the total expenses of GHYBF Class "B" shares and operating expenses that exceed .85% of GCMF's average daily net assets. For the year ended December 31, 1998 GISC voluntarily assumed $253,717, $89,745, $132,180 and $400,623 of the ordinary operating expenses of GIQBF, GHYBF, GTEF and GCMF, respectively.

      The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of the fee for each of those Funds is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

      Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund was also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

      GAAF received $7,859,962 of dividends received from other Guardian mutual funds.

Administrative Services Agreement

      Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A and ClassB shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of up to .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 1998, GPAF Class A shares paid an annualized rate of .17% of its average daily net assets under the Administrative Services Agreement.

Note 3. Underwriting Agreement and Distribution Plan

      The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

      For the year ended December 31, 1998, aggregate sales commissions for the purchase of Class A shares paid to GISC was as follows:

Fund                             Commissions         Fund           Commissions
----                             -----------         ----           -----------
GPAF                             $6,911,800          GBGEMF          $ 27,717
GPASCF                              875,026          GIQBF            276,113
GAAF                                851,587          GHYBF             19,999
GBGIF                               289,609          GTEF              97,420

      Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each multiple class fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

      GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the year ended December 31, 1998, such charges were as follows:

Fund                                                                     Class B
----                                                                     -------
GPAF ................................................................   $683,670
GPASCF ..............................................................     68,114
GAAF ................................................................     33,262
GBGIF ...............................................................     10,877
GBGEMF ..............................................................      1,537
GHYBF ...............................................................        405
GCMF ................................................................     34,422

Note 4. Investment Transactions

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   GPAF               GPASCF
--------------------------------------------------------------------------------
Purchases                                     $1,804,252,390      $  127,785,376
Proceeds                                       1,526,575,824          83,964,804

--------------------------------------------------------------------------------
                                                   GAAF                GBGIF
--------------------------------------------------------------------------------
Purchases                                     $   56,667,984      $   52,933,222
Proceeds                                          29,860,373          37,250,008

--------------------------------------------------------------------------------
                                                   GBGEMF              GIQBF
--------------------------------------------------------------------------------
Purchases                                     $   15,647,752      $  412,205,153
Proceeds                                          14,429,193         370,448,003

--------------------------------------------------------------------------------
                                                    GHYBF               GTEF
--------------------------------------------------------------------------------
Purchases                                     $   55,022,184      $   81,827,739
Proceeds                                           3,814,920          56,675,590

      The cost of investments owned at December 31, 1998 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1998, were as follows:

                                                   GPAF               GPASCF
                                                   ----               ------
Appreciation                                  $ 999,654,014       $  24,926,214
(Depreciation)                                  (34,643,742)         (8,031,817)
                                              -------------       -------------
Net Unrealized
  Appreciation                                $ 965,010,272       $  16,894,397
                                              =============       =============

                                                   GAAF                GBGIF
                                                   ----                -----
Appreciation                                  $  20,968,120       $  25,453,391
(Depreciation)                                      (66,989)         (1,242,828)
                                              -------------       -------------
Net Unrealized
  Appreciation                                $  20,901,131       $  24,210,563
                                              =============       =============

                                                  GBGEMF               GIQBF
                                                  ------               -----
Appreciation                                  $     803,167       $   1,461,324
(Depreciation)                                   (3,505,514)           (359,403)
                                              -------------       -------------
Net Unrealized
  Appreciation/
  (Depreciation)                              $  (2,702,347)      $   1,101,921
                                              =============       =============

                                                   GHYBF                GTEF
                                                   -----                ----
Appreciation                                  $   1,255,170       $   1,829,433
(Depreciation)                                     (975,930)            (32,778)
                                              -------------       -------------
Net Unrealized
  Appreciation                                $     279,240       $   1,796,655
                                              =============       =============

Note 5. Repurchase Agreements

      The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

Note 6. Reverse Repurchase Agreements

      GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GIQBF and GHYBF enter into a reverse repurchase agreement, the funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

      Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

                                                                                      Market
 Face Value                                                                           Value
 ----------                                                                           -----
$5,871,938   Reverse Repurchase Agreement with Goldman Sachs LP, 5.76% dated
             12/30/98, to be repurchased at $5,874,588 on 1/4/99                    $5,871,938

3,904,875    Reverse Repurchase Agreement with J.P. Morgan, 5.25% dated 12/31/98,
             to be repurchased at $3,904,962 on 1/4/99 .........................     3,904,875
                                                                                    ----------
                                                                                    $9,776,813
                                                                                    ==========
             Average amount outstanding during the year ........................    $3,349,973
             Weighted average interest rate during the year ....................          3.45%

Note 7. Dollar Roll Transactions

      GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

Note 8. Deferred Organization and Initial Offering Expenses

      GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.

Note 9. Shares of Beneficial Interest

      There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. As of December 31, 1998: (i) GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF offered all three classes; (ii) GIQBF offered Class A and Institutional Class shares; (iii) GCMF offered Class A and Class B shares; and (iv) GTEF offered Class A shares only. Through December 31, 1998, no Institutional class shares of the Funds were sold.

      Transactions in shares of beneficial interest were as follows:

o     The Guardian Park Avenue Fund

                                                             Year Ended December 31,                 Year Ended December 31,
                                                            1998                1997               1998                   1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                  Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              18,152,958          17,883,364         $ 885,038,761         $ 799,066,805
Shares issued in reinvestment of
  dividends and distributions                             4,072,601           4,641,797           209,800,362           208,919,318
Shares repurchased                                      (14,727,389)         (9,104,998)         (721,647,093)         (403,755,099)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                              7,498,170          13,420,163         $ 373,192,030         $ 604,231,024
====================================================================================================================================
Class B
Shares sold                                               3,603,391           3,236,995         $ 176,030,617         $ 143,714,212
Shares issued in reinvestment of
  distributions                                             474,635             359,417            24,340,017            16,167,277
Shares repurchased                                         (912,470)           (162,809)          (44,237,210)           (7,399,359)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                              3,165,556           3,433,603         $ 156,133,424         $ 152,482,130
====================================================================================================================================

o     The Guardian Park Avenue Small Cap Fund

                                                       Year Ended           Period from          Year Ended          Period from
                                                       December 31,      April 2, 1997+ to       December 31,      April 2, 1997+ to
                                                           1998          December 31, 1997          1998           December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares                                    Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              8,955,435           7,627,273          $ 113,720,444          $ 94,368,743
Shares issued in reinvestment of
  distributions                                             66,726              74,820                962,201             1,001,090
Shares repurchased                                      (6,399,295)           (365,908)           (79,156,710)           (5,041,538)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                             2,622,866           7,336,185          $  35,525,935          $ 90,328,295
====================================================================================================================================
Class B
Shares sold                                                947,722           1,358,653          $  13,042,662          $ 17,466,551
Shares issued in reinvestment of
  distributions                                             14,540              13,670                207,322               181,544
Shares repurchased                                        (542,866)            (37,778)            (6,871,026)             (411,214)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                               419,396           1,334,545          $   6,378,958          $ 17,236,881
====================================================================================================================================

+     Commencement of operations

o     The Guardian Asset Allocation Fund

                                                             Year Ended December 31,                  Year Ended December 31,
                                                            1998                 1997                1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares                                  Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                               3,552,074           2,726,033          $ 52,391,637          $ 40,059,487
Shares issued in reinvestment of
  dividends and distributions                             1,528,532           1,201,442            22,611,939            16,793,107
Shares repurchased                                       (1,642,141)           (988,551)          (24,292,529)          (14,336,286)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                              3,438,465           2,938,924          $ 50,711,047          $ 42,516,308
====================================================================================================================================
Class B
Shares sold                                                 827,799             550,382          $ 12,174,248          $  7,896,309
Shares issued in reinvestment of
  dividends and distributions                               197,429             109,733             2,908,672             1,525,775
Shares repurchased                                         (159,197)            (48,496)           (2,353,793)             (627,912)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                866,031             611,619          $ 12,729,127          $  8,794,172
====================================================================================================================================

o     The Guardian Baillie Gifford International Fund

                                                             Year Ended December 31,                   Year Ended December 31,
                                                            1998                1997                 1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                   Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                               5,077,189           1,128,171          $ 88,983,605          $ 18,720,231
Shares issued in reinvestment of
  dividends and distributions                               194,168             199,985             3,581,435             3,205,710
Shares repurchased                                       (4,337,226)           (946,086)          (75,707,177)          (15,383,791)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                934,131             382,070          $ 16,857,863          $  6,542,150
====================================================================================================================================
Class B
Shares sold                                                 207,081             176,590          $  3,615,723          $  2,867,170
Shares issued in reinvestment of
  distributions                                              23,175              15,633               417,986               246,383
Shares repurchased                                          (56,683)            (16,447)             (980,749)             (261,203)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                173,573             175,776          $  3,052,960          $  2,852,350
====================================================================================================================================

o     The Guardian Baillie Gifford Emerging Markets Fund

                                                           Year Ended         Period from         Year Ended          Period from
                                                           December 31,    April 2, 1997+ to      December 31,     April 2, 1997+ to
                                                              1998         December 31, 1997         1998          December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares                                  Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                  307,937           2,336,844          $ 2,438,788          $ 23,610,122
Shares issued in reinvestment of
 dividends and distributions                                     951               8,288                7,008                76,167
Shares repurchased                                          (142,603)            (56,441)          (1,047,780)             (627,877)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                 166,285           2,288,691          $ 1,398,016          $ 23,058,412
====================================================================================================================================
Class B
Shares sold                                                   36,991             222,415          $   284,221          $  2,319,202
Shares issued in reinvestment of
 distributions                                                     9                  --                   66                    --
Shares repurchased                                           (40,736)             (6,436)            (296,924)              (67,922)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                       (3,736)            215,979          $   (12,637)         $  2,251,280
====================================================================================================================================

o     The Guardian Investment Quality Bond Fund

                                                              Year Ended December 31,                  Year Ended December 31,
                                                            1998                 1997                1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                    Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                               5,256,976           5,848,887          $ 52,592,427          $ 56,852,114
Shares issued in reinvestment of
  dividends and distributions                               838,248             386,846             8,403,203             3,786,174
Shares repurchased                                       (1,848,650)         (1,484,591)          (18,611,999)          (14,416,140)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                              4,246,574           4,751,142          $ 42,383,631          $ 46,222,148
====================================================================================================================================

+     Commencement of operations.

o     The Guardian High Yield Bond Fund

                                                            Period from
                                                       September 1, 1998+ to
                                                         December 31, 1998
--------------------------------------------------------------------------------
                                                       Shares          Amount
--------------------------------------------------------------------------------
Class A
Shares sold                                         5,073,898      $ 49,633,346
Shares issued in reinvestment of dividends            146,405         1,409,495
Shares repurchased                                     (6,493)          (60,633)
--------------------------------------------------------------------------------
Net increase                                        5,213,810      $ 50,982,208
================================================================================
Class B
Shares sold                                           261,298         2,413,483
Shares issued in reinvestment of dividends              5,077            48,933
Shares repurchased                                    (13,845)          (45,673)
--------------------------------------------------------------------------------
Net increase                                          252,530      $  2,416,743
================================================================================

o     The Guardian Tax-Exempt Fund

                                                               Year Ended December 31,                  Year Ended December 31,
                                                               1998               1997                1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Shares                                 Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  2,184,548           720,851          $ 22,216,685          $ 6,983,816
Shares issued in reinvestment of
  dividends and distributions                                  230,604           191,773             2,320,394            1,862,173
Shares repurchased                                            (178,814)         (249,303)           (1,794,118)          (2,410,025)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                 2,236,338           663,321          $ 22,742,961          $ 6,435,964
====================================================================================================================================

o     The Guardian Cash Management Fund

                                                       Year Ended December 31,
                                                       1998             1997
--------------------------------------------------------------------------------
                                                       Shares/@ $1 per share
--------------------------------------------------------------------------------
Class A
Shares sold                                        754,062,229      435,510,421
Shares issued in reinvestment of dividends           7,764,025        4,841,856
Shares repurchased                                (668,353,118)    (396,046,079)
--------------------------------------------------------------------------------
Net increase                                        93,473,136       44,306,198
================================================================================
Class B
Shares sold                                         26,314,334        9,032,391
Shares issued in reinvestment of dividends             331,516          165,039
Shares repurchased                                 (20,080,072)      (5,915,743)
--------------------------------------------------------------------------------
Net increase                                         6,565,778        3,281,687
================================================================================

+     Commencement of operations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------

--------------------
Financial Highlights
--------------------

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                 Net Realized                                        Distributions
                                                                 & Unrealized                                            from
                                                                Gain/(Loss) on                                        Net Realized
                                                                  Investments  Increase/              Distributions    Gain on
                                          Net Asset      Net      and Foreign  (Decrease)   Dividends   in Excess     Investment
                                            Value,    Investment   Currency       from       from Net     of Net      and Foreign
                                          Beginning    Income/      Related    Investment   Investment  Investment  Currency Related
                                          of Period    (Loss)    Transactions  Operations     Income     Income       Transactions
                                          ------------------------------------------------------------------------------------------
The Guardian Park Avenue Fund
  Class A:
    Year ended 12/31/98                   $   46.12   $   0.35    $    9.38    $    9.73    $  (0.34)      --           $(3.63)
    Year ended 12/31/97                       37.91       0.40        12.61        13.01       (0.39)      --            (4.41)
    Year ended 12/31/96                       33.97       0.42         8.41         8.83       (0.42)   $  (0.01)        (4.46)
    Year ended 12/31/95                       26.89       0.33         8.87         9.20       (0.33)      --            (1.79)
    Year ended 12/31/94                       28.63       0.31        (0.72)       (0.41)      (0.31)      --            (1.02)
  Class B:
    Year ended 12/31/98                       46.02      (0.08)        9.28         9.20        0.00       --            (3.63)
    Year ended 12/31/97                       37.90       0.00        12.54        12.54       (0.01)      --            (4.41)
    Period from 5/1/96+ to 12/31/96           36.26       0.05         6.10         6.15       (0.05)      --            (4.46)
The Guardian Park Avenue Small Cap Fund
  Class A:
    Year ended 12/31/98                       13.77      (0.03)       (0.83)       (0.86)      --          --            (0.11)
    Period from 4/2/97+ to 12/31/97           10.00       0.00         3.91         3.91       --          --            (0.14)
  Class B:
    Year ended 12/31/98                       13.67      (0.15)       (0.80)       (0.95)      --          --            (0.11)
    Period from 5/6/97+ to 12/31/97           10.57      (0.04)        3.28         3.24       --          --            (0.14)
The Guardian Asset Allocation Fund
  Class A:
    Year ended 12/31/98                       14.05       0.39         2.31         2.70       (0.43)      --            (1.54)
    Year ended 12/31/97                       12.96       0.34         2.77         3.11       (0.34)      --            (1.68)
    Year ended 12/31/96                       12.19       0.23         1.96         2.19       (0.23)      --            (1.19)
    Year ended 12/31/95                       10.23       0.23         2.29         2.52       (0.23)      --            (0.33)
    Year ended 12/31/94                       10.98       0.28        (0.52)       (0.24)      (0.28)      --            (0.23)
  Class B:
    Year ended 12/31/98                       14.00       0.24         2.31         2.55       (0.28)      --            (1.54)
    Year ended 12/31/97                       12.92       0.17         2.77         2.94       (0.18)      --            (1.68)
    Period from 5/1/96+
      to 12/31/96                             12.61       0.04         1.50         1.54       (0.04)      --            (1.19)
The Guardian Baillie Gifford
  International Fund
  Class A:
    Year ended 12/31/98                       16.08       0.02         3.13         3.15       (0.01)      --            (0.81)
    Year ended 12/31/97                       15.22       0.02         1.66         1.68       --          (0.16)        (0.66)
    Year ended 12/31/96                       13.57       0.05         1.89         1.94       (0.05)      (0.05)        (0.19)
    Year ended 12/31/95                       13.01       0.04         1.40         1.44       (0.04)      (0.23)        (0.61)
    Year ended 12/31/94                       13.19       0.01        (0.09)       (0.08)      (0.01)      --            (0.09)

                                                                                      Ratios/Supplemental Data
                                                                   ----------------------------------------------------------------
                                                                                                                  Net
                                            Net Asset                Net Assets,                             Investment
                                             Value,                    End of         Expenses     Expenses Income/(Loss) Portfolio
                                             End of         Total      Period        to Average     Waived   to Average   Turnover
                                             Period        Return* (000's Omitted)  Net Assets (b)  By GISC  Net Assets     Rate
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Park Avenue Fund
  Class A:
    Year ended 12/31/98                    $   51.88        21.30%  $2,990,767          0.78%          --       0.72%       55%
    Year ended 12/31/97                        46.12        34.85    2,312,632          0.79           --       0.95        50
    Year ended 12/31/96                        37.91        26.49    1,392,186          0.79           --       1.19        81
    Year ended 12/31/95                        33.97        34.28      972,275          0.81           --       1.07        78
    Year ended 12/31/94                        26.89        (1.44)     640,917          0.84           --       1.15        54
  Class B:
    Year ended 12/31/98                        51.59        20.16      389,489          1.70           --      (0.21)       55
    Year ended 12/31/97                        46.02        33.53      201,746          1.73           --       0.00        50
    Period from 5/1/96+ to 12/31/96            37.90        17.35       36,006          1.77(a)        --       0.04(a)     81
The Guardian Park Avenue Small Cap Fund
  Class A:
    Year ended 12/31/98                        12.80        (6.35)     127,525          1.32           --      (0.29)       63
    Period from 4/2/97+ to 12/31/97            13.77        39.16      101,016          1.36(a)        --       0.04(a)     25
  Class B:
    Year ended 12/31/98                        12.61        (7.05)      22,122          2.17           --      (1.14)       63
    Period from 5/6/97+ to 12/31/97            13.67        30.47       18,248          2.26(a)        --      (1.01)(a)    25
The Guardian Asset Allocation Fund
  Class A:
    Year ended 12/31/98                        14.78        19.41      194,827          0.60         0.52%      2.52        23
    Year ended 12/31/97                        14.05        24.44      136,948          0.95         0.19       2.50        58
    Year ended 12/31/96                        12.96        18.74       88,190          1.30           --       1.91       122
    Year ended 12/31/95                        12.19        24.51       70,591          1.25           --       1.98       219
    Year ended 12/31/94                        10.23        (2.13)      54,875          1.30           --       2.72       216
  Class B:
    Year ended 12/31/98                        14.73        18.32       27,545          1.48         0.52       1.70        23
    Year ended 12/31/97                        14.00        23.09       14,066          2.04         0.19       1.50        58
    Period from 5/1/96+
      to 12/31/96                              12.92        12.07        5,075          2.39(a)        --       0.70(a)    122
The Guardian Baillie Gifford
  International Fund
  Class A:
    Year ended 12/31/98                        18.41        19.61       93,871          1.56           --      (0.01)       44
    Year ended 12/31/97                        16.08        11.07       66,999          1.62           --       0.07        55
    Year ended 12/31/96                        15.22        14.33       57,593          1.70           --       0.29        39
    Year ended 12/31/95                        13.57        11.14       44,546          1.74           --       0.19        51
    Year ended 12/31/94                        13.01        (0.55)      37,542          1.91           --       0.20        33

+     Commencement of operations.
*     Excludes the effect of sales load.
(a)   Annualized.
(b)   After expenses waived by GISC.


                                    68 & 69

--------------------
Financial Highlights
--------------------

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                Net Realized                                        Distributions
                                                                & Unrealized                                            from
                                                               Gain/(Loss) on                                        Net Realized
                                                                 Investments  Increase/               Distributions    Gain on
                                        Net Asset      Net       and Foreign  (Decrease)   Dividends    in Excess     Investment
                                          Value,    Investment    Currency       from       from Net      of Net      and Foreign
                                        Beginning    Income/       Related    Investment   Investment   Investment  Currency Related
                                        of Period    (Loss)     Transactions  Operations     Income       Income       Transactions
                                        --------------------------------------------------------------------------------------------
The Guardian Baillie Gifford
  International Fund
  Class B:
    Year ended 12/31/98                $  15.87     $  (0.09)    $   3.00     $   2.91           --           --     $  (0.81)
    Year ended 12/31/97                   15.12        (0.11)        1.52         1.41           --           --        (0.66)
    Period from 5/1/96+ to 12/31/96       14.71        (0.04)        0.76         0.72     $  (0.04)    $  (0.08)       (0.19)
The Guardian Baillie Gifford Emerging
  Markets Fund
  Class A:
    Year ended 12/31/98                    9.38         0.01        (2.73)       (2.72)       (0.00)++        --           --
    Period from 4/2/97+ to 12/31/97       10.00         0.04        (0.63)       (0.59)       (0.03)          --           --
  Class B:
    Year ended 12/31/98                    9.30        (0.18)       (2.68)       (2.86)          --           --           --
    Period from 5/6/97+ to 12/31/97       10.28        (0.09)       (0.89)       (0.98)          --           --           --
The Guardian Investment Quality
  Bond Fund
  Class A:
    Year ended 12/31/98                    9.91         0.53         0.23         0.76        (0.53)          --        (0.15)
    Year ended 12/31/97                    9.70         0.58         0.21         0.79        (0.58)          --           --
    Year ended 12/31/96                   10.00         0.55        (0.30)        0.25        (0.55)          --           --
    Year ended 12/31/95                    9.12         0.59         0.88         1.47        (0.59)          --           --
    Year ended 12/31/94                   10.04         0.46        (0.90)       (0.44)       (0.46)          --        (0.02)
The Guardian High Yield Bond Fund
  Class A:
    Period from 9/1/98+++ to 12/31/98      9.26         0.38         0.58         0.96        (0.38)          --           --
  Class B:
    Period from 9/1/98+++ to 12/31/98      9.26         0.31         0.57         0.88        (0.31)          --           --
The Guardian Tax-Exempt Fund
  Class A:
    Year ended 12/31/98                    9.99         0.43         0.17         0.60        (0.43)          --        (0.03)
    Year ended 12/31/97                    9.61         0.44         0.38         0.82        (0.44)          --           --
    Year ended 12/31/96                    9.69         0.42        (0.08)        0.34        (0.42)          --           --
    Year ended 12/31/95                    8.86         0.44         0.83         1.27        (0.44)          --           --
    Year ended 12/31/94                   10.20         0.40        (1.30)       (0.90)       (0.40)          --        (0.04)

                                                                                Ratios/Supplemental Data
                                                      ------------------------------------------------------------------------------
                                                                                     Expenses                     Net
                                    Net Asset          Net Assets,                  (excluding                Investment
                                      Value,             End of        Expenses  interest expense) Expenses  Income/(Loss) Portfolio
                                      End of  Total      Period       to Average    to Average    Subsidized  to Average   Turnover
                                      Period  Return* (000's Omitted) Net Assets(c) Net Assets(b)    by GISC   Net Assets     Rate
                                    ------------------------------------------------------------------------------------------------
The Guardian Baillie Gifford
  International Fund
  Class B:
    Year ended 12/31/98              $  17.97  18.36%   $ 10,216          2.67%          --            --         (1.13)%      44%
    Year ended 12/31/97                 15.87   9.37       6,268          2.91           --            --         (1.46)       55
    Period from 5/1/96+ to 12/31/96     15.12   4.34       3,313          3.05(a)        --            --         (1.47)(a)    39
The Guardian Baillie Gifford
  Emerging Markets Fund
  Class A:
    Year ended 12/31/98                  6.66 (28.97)     16,342          2.55           --            --          0.18        83
    Period from 4/2/97+ to 12/31/97      9.38  (5.86)     21,472          2.31(a)        --            --          0.61(a)     36
  Class B:
    Year ended 12/31/98                  6.44 (30.75)      1,367          5.04           --            --         (2.31)       83
    Period from 5/6/97+ to 12/31/97      9.30  (9.71)      2,009          4.24(a)        --            --         (0.02)(a)    36
The Guardian Investment Quality
  Bond Fund
  Class A:
    Year ended 12/31/98                  9.99   7.89     142,199          0.85(b)      0.75%         0.21%         5.24       309
    Year ended 12/31/97                  9.91   8.43      98,935          0.75(b)        --          0.29          5.94       313
    Year ended 12/31/96                  9.70   2.73      50,794          0.75(b)        --          0.37          5.73       257
    Year ended 12/31/95                 10.00  16.64      53,706          0.75(b)        --          0.39          6.11       401
    Year ended 12/31/94                  9.12  (4.50)     43,487          1.46           --            --          4.94       186
The Guardian High Yield Bond Fund
  Class A:
    Period from 9/1/98+++
      to 12/31/98                        9.84   9.24      51,288          0.75(a)(b)     --          0.51(a)       8.31(a)     11
  Class B:
    Period from 9/1/98+++
      to 12/31/98                        9.83   8.61       2,482          2.33(a)(b)     --          0.51(a)       6.85(a)     11
The Guardian Tax-Exempt Fund
  Class A:
    Year ended 12/31/98                 10.13   6.11      70,720          0.75(b)        --          0.26          4.29       111
    Year ended 12/31/97                  9.99   8.74      47,360          0.75(b)        --          0.31          4.51       202
    Year ended 12/31/96                  9.61   3.62      39,185          0.75(b)        --          0.60          4.96       240
    Year ended 12/31/95                  9.69  14.59      17,501          0.75(b)        --          0.79          4.66       194
    Year ended 12/31/94                  8.86  (8.98)     15,967          1.09(b)        --          0.47          4.26       107


+     Commencement of operations.
++    Rounds to less than $0.01.
+++   Date of initial public investment.
*     Excludes the effect of sales load.
(a) Annualized. For GHYBF, ratios are calculated from 7/7/98 (commencement of operations).
(b)   After expenses subsidized by GISC.
(c) Expense ratio includes interest expense associated with reverse repurchase agreements.


70 & 73

--------------------
Financial Highlights
--------------------

Selected data for a share of beneficial interest outstanding throughout the periods indicated: Ratios/Supplemental Data


                                     Net Asset                      Dividends     Net Asset
                                      Value,            Net          from Net       Value,
                                     Beginning       Investment     Investment      End of            Total
                                     of Period         Income         Income        Period           Return*
                                     -----------------------------------------------------------------------
The Guardian Cash Management Fund
  Class A:
    Year ended 12/31/98                $  1.000       $  0.047       $ (0.047)      $  1.000           4.76%
    Year ended 12/31/97                   1.000          0.047         (0.047)         1.000           4.81
    Year ended 12/31/96                   1.000          0.045         (0.045)         1.000           4.62
    Year ended 12/31/95                   1.000          0.051         (0.051)         1.000           5.22
    Year ended 12/31/94                   1.000          0.034         (0.034)         1.000           3.48
  Class B:
    Year ended 12/31/98                   1.000          0.047         (0.047)         1.000           4.76
    Year ended 12/31/97                   1.000          0.047         (0.047)         1.000           4.81
    Period from 5/1/96+ to 12/31/96       1.000          0.028         (0.028)         1.000           2.81(b)

                                                    Ratios/Supplemental Data
                                   -------------------------------------------------------------
                                                                                         Net
                                     Net Assets,                                      Investment
                                       End of           Expenses        Expenses        Income
                                       Period          to Average      Subsidized     to Average
                                   (000's Omitted)    Net Assets(c)     by GISC       Net Assets
                                   -------------------------------------------------------------
The Guardian Cash Management Fund
  Class A:
    Year ended 12/31/98                $225,997           0.85%          0.19%          4.65%
    Year ended 12/31/97                 132,523           0.85           0.28           4.71
    Year ended 12/31/96                  88,217           0.90           0.30           4.62
    Year ended 12/31/95                  69,913           0.85           0.37           5.10
    Year ended 12/31/94                  56,730           0.87           0.50           3.54
  Class B:
    Year ended 12/31/98                  12,430           0.85           0.97           4.65
    Year ended 12/31/97                   5,864           0.85           1.10           4.71
    Period from 5/1/96+ to 12/31/96       2,583           1.16(a)        0.59(a)        4.43(a)

+     Commencement of operations.
*     Excludes the effect of sales load.
(a)   Annualized.
(b)   Not annualized.
(c)   After expenses subsidized by GISC.


                                    72 & 73

---------------------------
Report of Ernst & Young LLP
Independent Auditors
---------------------------

Board of Trustees and Shareholders
The Park Avenue Portfolio

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

New York, New York
February 10, 1999

o     Trustees

      Joseph D. Sargent -- Chair
      John C. Angle
      Frank J. Fabozzi, Ph.D.
      Arthur V. Ferrara, CLU
      Leo R. Futia, CLU
      WIlliam W. Hewitt, Jr.
      Sidney I. Lirtzman, Ph.D.
      Carl W. Schafer
      Robert G. Smith, Ph.D.

o     Officers

      Frank J. Jones -- President
      Kevin S. Alter
      Joseph A. Caruso
      Howard W. Chin
      Alexander M. Grant, Jr.
      Edward H. Hocknell
      Jonathan C. Jankus
      Ann T. Kearney
      Peter J. Liebst
      Larry A. Luxenberg
      R. Robin Menzies
      Andrew J. Mika
      John B. Murphy
      Karen L. Olvany
      Frank L. Pepe
      Richard T. Potter, Jr.
      Marjorie A. Silverman
      Thomas G. Sorell
      Donald Sullivan, Jr.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

o     Investment Advisor & Distributor

      Guardian Investor Services Corporation(R)
      201 Park Avenue South
      New York, New York 10003

o     Custodian of Assets

      State Street Bank and Trust Company
      Custody Division
      1776 Heritage Drive
      North Quincy, Massachusetts 02171

o Shareholder Servicing Agent, Transfer Agent & Dividend Paying Agent for State Street Bank and Trust Company

      National Financial Data Services
      Post Office Box 419611
      Kansas City, Missouri 64141-6611

o     Independent Auditors

      Ernst & Young LLP
      787 Seventh Avenue
      New York, New York 10019

   [LOGO]
GUARDIAN(SM)

Guardian Investor
Services Corporation(R)
201 Park Avenue South
New York, NY 10003

(C) 1998 Guardian Investor Services Corporation

EB-011566 12/98

-----------------------------
Annual Report to Shareholders
-----------------------------

                                       THE
                                   PARK AVENUE
                                  PORTFOLIO(R)

                 ...............................................
                                  Annual Report
                                 to Shareholders

                                December 31, 1998
                 ...............................................

                     o     The Guardian Park Avenue Fund

                     o     The Guardian Park Avenue
                           Small Cap Fund

                     o     The Guardian Asset Allocation Fund

                     o     The Guardian Baillie Gifford
                           International Fund

                     o     The Guardian Baillie Gifford
                           Emerging Markets Fund

                     o     The Guardian Investment
                           Quality Bond Fund

                     o     The Guardian High Yield
                           Bond Fund

                     o     The Guardian
                           Tax-Exempt Fund

                     o     The Guardian
                           Cash Management Fund

                                     [LOGO]
                                  GUARDIAN(SM)